                                                      Registration Nos. 33-75926
                                                                        811-8384

     As filed with the Securities and Exchange Commission November 25, 1997

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       X

                           Pre-Effective Amendment No.


                           Post-Effective Amendment No. 9                 X

                                     and/or

                          REGISTRATION STATEMENT UNDER
                      THE INVESTMENT COMPANY ACT OF 1940                  X


                                  Amendment No. 11                        X

                       (Check appropriate box or boxes)

                               CENTURA FUNDS, INC.
               (Exact name of Registrant as specified in charter)

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: 1-(800)442-3688
                -------------------------------------------------

                            George O. Martinez, Esq.
                               BISYS Fund Services
                                3435 Stelzer Road
                              Columbus, Ohio 43219
                         -------------------------------
                     (Name and Address of Agent for Service)
                                 with a copy to:
                             Jeffrey L. Steele, Esq.
                             Dechert Price & Rhoads
                               1500 K Street, N.W.
                             Washington, D.C. 20005

It is proposed that this filing will become effective: (check appropriate box)

  X  immediately upon filing pursuant to paragraph (b)
____ on (date) pursuant to paragraph (b)
____ 60 days after filing pursuant to paragraph (a)(1)
____ on (date) pursuant to paragraph (a)(1)
____ 75 days after filing pursuant to paragraph (a)(2)
____ on (date) pursuant to paragraph (a)(2) of rule 485

Registrant has registered an indefinite number of shares of its Common Stock under the Securities Act of 1933 pursuant to the provisions of Rule 24f-2 under the Investment Company Act of 1940. Registrant filed a Rule 24f-2 Notice for its fiscal year ended April 30, 1997 with the Securities and Exchange Commission on June 30, 1997.

                               CENTURA FUNDS, INC.
                              CROSS REFERENCE SHEET
              Pursuant to Rule 495 under the Securities Act of 1933

N-1A Item No.                                        Location
-------------                                        --------
Part A                                               Prospectus Caption

Item 1.                                              Cover Page
Item 2.                                              Highlights
Item 3.                                              N/A
Item 4.                                              The Funds; Description of Securities and Investment
                                                     Practices; Investment Restrictions
Item 5.                                              Management of the Funds; Portfolio Transactions
Item 5A                                              N/A
Item 6.                                              Other Information;  Dividends, Distributions and
                                                     Federal Income Taxation
Item 7.                                              Fund Share Valuation; Purchase of Fund Shares;
                                                     Management of the Funds
Item 8.                                              Redemption of Fund Shares
Item 9.                                              N/A

Part B                                               Heading in Statement of Additional Information

Item 10.                                             Cover Page
Item 11.                                             Table of Contents
Item 12.                                             N/A
Item 13.                                             Investment Policies
Item 14.                                             Management
Item 15.                                             Other Information
Item 16.                                             Management
Item 17.                                             Portfolio Transactions
Item 18.                                             Other Information
Item 19.                                             Purchase of Fund Shares; Redemption of Fund Shares
Item 20.                                             Taxation
Item 21.                                             Management
Item 22.                                             Other Information
Item 23.                                             Financial Statements

Part C

                                PRELIMINARY NOTE

The Registrant's Prospectuses for Class A and Class B Shares and Class C Shares, each dated August 28, 1997, to which the interim financial statements contained herein are added by Post-Effective Amendment No. 9, are incorporated by reference to the Registrant's filing of definitive copies under Rule 497(c).

                               CENTURA FUNDS, INC.


                       SUPPLEMENT DATED NOVEMBER 25, 1997

       TO THE CLASS A SHARES AND CLASS B PROSPECTUS DATED AUGUST 28, 1997


The following table of "Financial Highlights (unaudited)" for a share of the Centura Southeast Equity Fund, a portfolio of Centura Funds, Inc., outstanding through the period ended October 31, 1997 sets forth certain information regarding the investment operations of the Centura Southeast Equity Fund for the period presented. In addition, performance information is updated for each of the Centura Southeast Equity Fund, the Centura Equity Income Fund, the Centura Equity Growth Fund, the Centura North Carolina Tax-Free Fund and the Centura Federal Securities Fund through the month ended October 31, 1997.


This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.

                              FINANCIAL HIGHLIGHTS
                                   (UNAUDITED)

                                                                                    SOUTHEAST EQUITY FUND
                                                                                        Period ended
                                                                                     October 31, 1997(a)
                                                                                   Class A          Class B
                                                                                   -------          -------
NET ASSET VALUE, BEGINNING OF PERIOD...................................            $10.00           $10.00
INVESTMENT ACTIVITIES
   Net investment income...............................................              0.04            -0.01
   Net realized and unrealized gains from investments..................              3.58             3.57
                                                                                     ----             ----
   Total from Investment Activities....................................              3.62             3.56
DISTRIBUTIONS
   Net investment income...............................................             -0.04            -0.02
   Total Distributions.................................................             -0.04            -0.02
                                                                                    -----            -----
NET ASSET VALUE, END OF PERIOD.........................................            $13.58           $13.54
                                                                                   ======           ======
Total return (excludes sales and redemption charges)(d)................             36.20%           35.58%
RATIOS/SUPPLEMENTARY DATA:
   Net assets at end of period (000)...................................            $1,504           $2,365
   Ratio of expenses to average net assets(b)..........................              1.30%            2.04%
   Ratio of net investment income (loss) to average net assets(b)......              0.53%           -0.20%
   Ratio of expenses to average net assets*(b).........................              1.78%            2.28%
   Ratio of net investment income (loss) to average net assets*(b).....              0.05%           -0.44%
Portfolio Turnover.....................................................                36%              36%
Average Commission Rate Paid(e)........................................           $0.0772          $0.0772

----------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) For the period from May 1, 1997 (commencement of operations) to October 31, 1997.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Not annualized.

(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold by the Fund for which commissions were charged.

TOTAL RETURN SUMMARY                             THE CENTURA FUNDS (A CLASS)
NO LOAD TOTAL RETURN:                                       Aggregate                  PERIOD ENDED OCTOBER 31, 1997
                                            Inception        Returns       Since          Average Annual Returns
Fund                                           Date*       Ytd    Qrtly  Inception   1 Year   3 Year   5 Year  10 Year
----                                           -----       ---    -----  ---------   ------   ------   ------  -------
The Centura Southeast Equity Fund........... 12/31/90    29.77%    7.03%   22.80%    39.97%   22.87%   20.91%     N/A
The Centura Equity Income Fund.............. 12/31/90    20.31%    1.49%   -1.71%    16.16%   22.65%   16.94%     N/A
The Centura Equity Growth Fund.............. 12/31/90    20.71%   -1.63%   19.14%    32.44%   25.86%   18.49%     N/A
The Centura North Carolina Tax-Free
   Bond Fund................................ 01/31/91     5.94%    0.39%    5.23%     7.33%    6.99%    5.03%     N/A
The Centura Federal Securities Fund......... 12/31/90     5.91%    1.77%    6.28%     6.44%    6.98%    5.31%     N/A

SUBJECT TO SALES LOAD:                                      Aggregate
                                            Inception        Returns       Since          Average Annual Returns
Fund                                           Date*       Ytd    Qrtly  Inception   1 Year   3 Year   5 Year  10 Year
----                                           -----       ---    -----  ---------   ------   ------   ------  -------
The Centura Southeast Equity Fund........... 12/31/90    23.93%    2.21%    21.97%   33.66%   20.99%   19.80%     N/A
The Centura Equity Income Fund.............. 12/31/90    14.93%   -3.09%    15.39%   20.82%   20.80%   15.85%     N/A
The Centura Equity Growth Fund.............. 12/31/90    15.29%   -6.05%    18.36%   26.51%   23.96%   17.40%     N/A
The Centura North Carolina Tax-Free
   Bond Fund................................ 01/31/91     2.94%   -2.34%     4.79%    4.34%    6.02%    4.44%     N/A
The Centura Federal Securities Fund......... 12/31/90     3.04%   -1.06%     5.85%    3.47%    5.99%    4.73%     N/A

TOTAL RETURN SUMMARY                             THE CENTURA FUNDS (B CLASS)
NO CDSC TOTAL RETURN:                                       Aggregate                   PERIOD ENDED OCTOBER 31, 1997
                                            Inception        Returns       Since          Average Annual Returns
Fund                                           Date*       Ytd   Qrtly   Inception   1 Year   3 Year   5 Year  10 Year
----                                           -----       ---   ------  ---------   ------   ------   ------  -------
The Centura Southeast Equity Fund........... 12/31/90    28.81%    6.70%    21.87%   38.77%   21.91%   19.98%     N/A
The Centura Equity Income Fund.............. 12/31/90    19.53%    1.32%    15.29%   25.56%   21.72%   16.06%     N/A
The Centura Equity Growth Fund.............. 12/31/90    20.01%   -1.80%    18.33%   31.52%   25.00%   17.71%     N/A
The Centura North Carolina Tax-Free
   Bond Fund................................ 01/31/91     5.60%    0.26%     4.53%    6.79%    6.30%    4.35%     N/A
The Centura Federal Securities Fund......... 12/31/90     5.38%    1.54%     5.52%    5.82%    6.25%    4.57%     N/A

CDSC TOTAL RETURN:                                          Aggregate
                                            Inception        Returns       Since          Average Annual Returns
Fund                                           Date*       Ytd    Qrtly  Inception   1 Year   3 Year   5 Year  10 Year
----                                           -----       ---    -----  ---------   ------   ------   ------  -------
The Centura Southeast Equity Fund........... 12/31/90    23.81%    1.70%    21.87%   33.77%   21.23%   19.88%     N/A
The Centura Equity Income Fund.............. 12/31/90    14.53%   -3.68%    15.29%   20.56%   21.04%   15.95%     N/A
The Centura Equity Growth Fund.............. 12/31/90    15.01%   -6.71%    18.33%   26.52%   24.36%   17.61%     N/A
The Centura North Carolina Tax-Free
   Bond Fund................................ 01/31/91     2.60%   -2.72%     4.53%    3.79%    5.41%    4.18%     N/A
The Centura Federal Securities Fund......... 12/31/90     2.38%   -1.46%     5.52%    2.82%    5.36%    4.40%     N/A

* The quoted performance of the Southeast Equity Fund, the Equity Income Fund, the Equity Growth Fund, the North Carolina Tax-Free Bond Fund, the Federal Securities Income Fund, includes performance of certain collective trust fund accounts advised by Centura Bank, for periods dating back to December 31, 1990, December 31, 1990, January 31, 1991, December 31, 1990,
  respectively, and prior to the mutual funds commencement of operations on May 1, 1997, October 1, 1996, June 1, 1994, June 1, 1994, respectively, as adjusted to reflect the expenses associated with the Centura Funds. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts' performance may have been adversely affected.

                              CENTURA FUNDS, INC.


                       SUPPLEMENT DATED NOVEMBER 25, 1997

             TO THE CLASS C SHARES PROSPECTUS DATED AUGUST 28, 1997


The following table of "Financial Highlights (unaudited)" for a share of the Centura Southeast Equity Fund, a portfolio of Centura Funds, Inc., outstanding through the period ended October 31, 1997 below sets forth certain information regarding the investment operations of the Centura Southeast Equity Fund for the period presented. In addition, performance information is updated for each of the Centura Southeast Equity Fund, the Centura Equity Income Fund, the Centura Equity Growth Fund, the Centura North Carolina Tax-Free Fund and the Centura Federal Securities Fund through the month ended October 31, 1997.


This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.

                              FINANCIAL HIGHLIGHTS
                                  (UNAUDITED)

                                                                                   SOUTHEAST EQUITY FUND
                                                                                       Period ended
                                                                                    October 31, 1997(a)
                                                                        Class A           Class B          Class C
                                                                        -------           -------           ------
NET ASSET VALUE, BEGINNING OF PERIOD..............................      $10.00            $10.00            $10.00

INVESTMENT ACTIVITIES
   Net investment income..........................................        0.04             -0.01              0.05
   Net realized and unrealized gains from investments.............        3.58              3.57              3.57
                                                                          ----              ----              ----
   Total from Investment Activities...............................        3.62              3.56              3.62
DISTRIBUTIONS
   Net investment income..........................................       -0.04             -0.02             -0.05
   Total Distributions............................................       -0.04             -0.02             -0.05
                                                                         -----             -----             -----

NET ASSET VALUE, END OF PERIOD....................................      $13.58            $13.54            $13.57
                                                                        ======            ======            ======

Total return (excludes sales and redemption charges)(d)...........       36.20%            35.58%            36.23%

RATIOS/SUPPLEMENTARY DATA:
   Net assets at end of period (000)..............................      $1,504            $2,365           $24,160
   Ratio of expenses to average net assets(b).....................        1.30%             2.04%             1.03%
   Ratio of net investment income (loss) to average net assets(b).        0.53%            -0.20%             0.81%
   Ratio of expenses to average net assets*(b)....................        1.78%             2.28%             1.31%
   Ratio of net investment income (loss) to average net assets*(b)        0.05%            -0.44%             0.53%
Portfolio Turnover................................................          36%               36%               36%
Average Commission Rate Paid(e)...................................     $0.0772           $0.0772           $0.0772

----------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) For the period from May 1, 1997 (commencement of operations) to October 31, 1997.
(b)    Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)    Not annualized.

(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold by the Fund for which commissions were charged.

TOTAL RETURN SUMMARY
NO LOAD TOTAL RETURN:                            THE CENTURA FUNDS (C CLASS)            PERIOD ENDED OCTOBER 31, 1997

                                                            Aggregate                   Average Annual Returns
                                            Inception        Returns        Since
Fund                                          Date*       Ytd      Qrtly  Inception   1 Year   3 Year   5 Year   10 Year
The Centura Southeast Equity Fund........... 12/31/90   29.92%     6.93%    23.09%    40.20%   23.14%   21.19%     N/A
The Centura Equity Income Fund.............. 12/31/90   20.56%     1.63%    16.43%    26.85%   22.92%   17.21%     N/A
The Centura Equity Growth Fund.............. 12/31/90   21.07%    -1.53%    19.41%    32.90%   26.15%   18.76%     N/A
The Centura North Carolina Tax-Free
   Bond Fund................................ 01/31/91   6.15 %     0.45%     5.50%     7.59%    7.26%    5.30%     N/A
The Centura Federal Securities Fund......... 12/31/90   6.03 %     1.83%     6.55%     6.71%    7.25%    5.57%     N/A

* The quoted performance of the Southeast Equity, Equity Income, Equity Growth, North Carolina Tax-Free, Federal Securities Income, includes performance of certain collective trust fund accounts advised by Centura Bank, for periods dating back to December 31, 1990, December 31, 1990, January 31, 1991, December 31, 1990, respectively, and prior to the mutual funds commencement of operations on May 1, 1997, October 1, 1996, June 1, 1994, June 1, 1994, respectively, as adjusted to reflect the expenses associated with the Centura Funds. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts' performance may have been adversely affected.

                               CENTURA FUNDS, INC.
                                 (the "Company")
                                3435 Stelzer Road
                              Columbus, Ohio 43218
                 General and Account Information: (800) 442-3688

                                  Centura Bank
                               Investment Adviser

                               BISYS Fund Services
                            Administrator and Sponsor

                       Centura Funds Distributor, Inc. --
                                   Distributor

                       STATEMENT OF ADDITIONAL INFORMATION
                        Class A Shares and Class B Shares

   This Statement of Additional Information ("SAI") describes the five funds (the "Funds") advised by Centura Bank (the "Adviser"). The Funds are:

                   --               Centura Equity Growth Fund
                   --               Centura Equity Income Fund
                   --               Centura Southeast Equity Fund
                   --               Centura Federal Securities Income Fund
                   --               Centura North Carolina Tax-Free Bond Fund

   Each Fund has distinct investment objectives and policies. Shares of the Funds are sold to the public by the Distributor as an investment vehicle for individuals, institutions, corporations and fiduciaries, including customers of the Adviser or its affiliates.

   The Company is offering an indefinite number of shares of each class of each Fund. In addition to Class A shares and Class B shares, each Fund also offers Class C shares, available only to accounts managed by the Adviser's Trust Department, and non-profit institutions with a minimum investment in the Funds of at least $100,000. Class C shares have no front-end sales charge or contingent deferred sales charge. See "Other Information -- Capitalization" in the prospectus.

   This SAI is not a prospectus and is authorized for distribution only when preceded or accompanied by the prospectus for the Funds dated August 28, 1997 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus may be obtained without charge by writing or calling the Funds at the address and information numbers printed above.

                                 August 28, 1997

                         Supplemented November 25, 1997

                                TABLE OF CONTENTS


                                                                                                           PAGE
                                                                                                           ----
INVESTMENT POLICIES.......................................................................................   1

Bank Obligations..........................................................................................   1
Commercial Paper..........................................................................................   1
Convertible Securities....................................................................................   1
Corporate Debt Securities.................................................................................   1
Repurchase Agreements.....................................................................................   1
Variable and Floating Rate Demand and Master Demand Notes.................................................   2
Loans of Portfolio Securities.............................................................................   2
Foreign Securities........................................................................................   2
Forward Foreign Currency Exchange Contracts...............................................................   3
Interest Rate Futures Contracts...........................................................................   3
Stock Index Futures Contracts.............................................................................   3
Option Writing and Purchasing.............................................................................   4
Options on Futures Contracts..............................................................................   5
Risks of Futures and Options Investments..................................................................   5
Limitations on Futures Contracts and Options on Futures Contracts.........................................   5
North Carolina Municipal Obligations......................................................................   6
Municipal Lease Obligations...............................................................................   6
Securities of Other Investment Companies..................................................................   6

INVESTMENT RESTRICTIONS...................................................................................   7

MANAGEMENT................................................................................................   9

Directors and Officers....................................................................................   9
Distribution of Fund Shares...............................................................................  15
Administrative Services...................................................................................  16
Service Organizations.....................................................................................  17

DETERMINATION OF NET ASSET VALUE..........................................................................  18

PORTFOLIO TRANSACTIONS....................................................................................  18

Portfolio Turnover........................................................................................  19

TAXATION .................................................................................................  20

Centura North Carolina Tax-Free Bond Fund.................................................................  24

OTHER INFORMATION.........................................................................................  25

Capitalization............................................................................................  25
Voting Rights.............................................................................................  26
Custodian, Transfer Agent and Dividend Disbursing Agent...................................................  27
Independent Accountants...................................................................................  28
Counsel...................................................................................................  28
Registration Statement....................................................................................  29
Financial Statements......................................................................................  29

                               INVESTMENT POLICIES

   The Prospectus discusses the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

   Bank Obligations (All Funds). These obligations include negotiable certificates of deposit and bankers' acceptances. A description of the banks the obligations of which the Funds may purchase are set forth in the Prospectus. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.

   Commercial Paper (All Funds). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by a Fund must meet the minimum rating criteria for that Fund.

   Convertible Securities (Centura Equity Growth Fund Centura Equity Income Fund and Centura Southeast Equity Fund). Convertible securities give the holder the right to exchange the security for a specific number of shares of common stock. Convertible securities include convertible preferred stocks, convertible bonds, notes and debentures, and other securities. Convertible securities typically involve less credit risk than common stock of the same issuer because convertible securities are "senior" to common stock -- i.e., they have a prior claim against the issuer's assets. Convertible securities generally pay lower dividends or interest than non-convertible securities of similar quality. They may also reflect changes in the value of the underlying common stock.

   Corporate Debt Securities (All Funds). Fund investments in these securities are limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for each Fund.

   After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or another rating agency may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

   Repurchase Agreements (All Funds). The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. Such agreements may be considered to be loans by the Funds for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

   Variable and Floating Rate Demand and Master Demand Notes (All Funds). The Funds may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity in the 5 to 20 year range but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day maturity.

   The Funds may also buy variable rate master demand notes. The terms of these obligations permit the investment of fluctuating amounts by the Funds at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The Funds have no limitations on the type of issuer from whom the notes will be purchased. However, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated, the Funds may, under their minimum rating standards, invest in them only if at the time of an investment the issuer meets the criteria set forth in the Prospectus for other comparable debt obligations.

   Loans of Portfolio Securities (All Funds). The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 5% of the total assets of a particular Fund.

   The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

   Foreign Securities (Centura Equity Growth Fund, Centura Equity Income Fund and Centura Southeast Equity Fund). As described in the Prospectus, changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

   Since Centura Equity Growth Fund, Centura Equity Income Fund and Centura Southeast Equity Fund may invest in securities denominated in currencies other than the U.S. dollar, and since those Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates will influence values of securities in the Funds' portfolios, from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Funds. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

   Forward Foreign Currency Exchange Contracts (Centura Equity Growth Fund, Centura Equity Income Fund and Centura Southeast Equity Fund). Centura Equity Growth Fund, Centura Equity Income Fund and Centura Southeast Equity Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect the Funds against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

   Interest Rate Futures Contracts (Centura Equity Income Fund, Centura Federal Securities Income Fund and Centura North Carolina Tax-Free Bond Fund). These Funds may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills. For municipal securities, there is the Bond Buyer Municipal Bond Index.

   Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long-term U.S. Government securities and the Adviser anticipates a rise in long-term interest rates, the Fund could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Adviser expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

   Stock Index Futures Contracts (Centura Equity Growth Fund, Centura Equity Income Fund and Centura Southeast Equity Fund). These Funds may enter into stock index futures contracts in order to protect the value of their common stock investments. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the purchase level and the index level at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

   Centura Equity Growth Fund, Centura Equity Income Fund and Centura Southeast Equity Fund will utilize stock index futures contracts only for the purpose of attempting to protect the value of their common stock portfolios in the event of a decline in stock prices and, therefore, usually will be sellers of stock index futures contracts. This risk management strategy is an alternative to selling securities in the portfolio and investing in money market instruments. Also, stock index futures contracts may be purchased to protect a Fund against an increase in prices of stocks which that Fund intends to purchase. If the Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If the Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. These Funds also may buy or sell stock index futures contracts to close out existing futures positions.

   Option Writing and Purchasing (All Funds). A Fund may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. A Fund may also purchase put and call options. A Fund will not write covered calls on more than 25% of its portfolio, and a Fund will not write covered calls with strike prices lower than the underlying securities' cost basis on more than 25% of its total portfolio. A Fund may not invest more than 5% of its total assets in option purchases.

   A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed upon exercise (or "strike") price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

   A Fund may sell "covered" put and call options as a means of hedging the price risk of securities in the Fund's portfolio. The sale of a call option against an amount of cash equal to the put's potential liability constitutes a "covered put." When a Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option will generally expire without being exercised and the Fund will realize as profit the premium paid for such option. When a call option of which a Fund is the writer is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities. At the time a Fund writes a put option or a call option on a security it does not hold in its portfolio in the amount required under the option, it will establish and maintain a segregated account with its custodian consisting solely of cash, U.S. Government securities and other liquid high grade debt obligations equal to its liability under the option.

   Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market marker. This information is carefully monitored by the Adviser and verified in appropriate cases. OTC options transactions will be made by a Fund only with recognized U.S. Government securities dealers. OTC options are subject to the Funds' 15% limit on investments in securities which are illiquid or not readily marketable (see "Investment Restrictions"), provided that OTC option transactions by a Fund with a primary U.S. Government securities dealer which has given the Fund an absolute right to repurchase according to a "repurchase formula" will not be subject to such 15% limit.

   It may be a Fund's policy, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of a Fund purchasing an option having the same terms as the option sold by the Fund and has the effect of canceling the Fund's position as a seller. The premium which a Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by a Fund are exercised and the Fund either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to the Fund, the Fund's portfolio turnover rate may increase, resulting in a possible increase in short-term capital gains and a possible decrease in long-term capital gains.

   Options on Futures Contracts (All Funds). A Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions to attempt to gain additional protection against the effects of interest rate, currency or equity market fluctuations. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at any time during the option period for a specified exercise price.

   A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.

   The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts. A Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

   A Fund may write a call option on a futures contract in order to hedge against a decline in the prices of the index or debt securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

   The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, a Fund would pay more than the market price for the underlying securities or index units. The net cost to that Fund would be reduced, however, by the premium received on the sale of the put, less any transactions costs.

   Risks of Futures and Options Investments (All Funds). A Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in the Fund's portfolio.

   Limitations on Futures Contracts and Options on Futures Contracts (All Funds). Each Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's total assets. Futures contracts and related put options written by a Fund will be offset by assets held in a segregated custodial account sufficient to satisfy the Fund's obligations under such contracts and options.

   North Carolina Municipal Obligations (Centura North Carolina Tax-Free Bond
Fund). The ability of this Fund to achieve its investment objective depends on the ability of issuers of North Carolina Municipal Obligations to meet their continuing obligations for the payment of principal and interest.

   North Carolina Municipal Obligations are debt securities issued by the state of North Carolina, its political subdivisions, and the districts, authorities, agencies and instrumentalities of the state and its political subdivisions, the interest on which is exempt from regular federal and North Carolina income taxes.

   North Carolina municipal bonds are issued for various public purposes, including the construction of housing, pollution abatement facilities, health care and prison facilities, and educational facilities.

   Unlike other types of investments, municipal securities have traditionally not been subject to registration with, or other regulation by, the Securities and Exchange Commission ("SEC"). However, there have been proposals which could lead to future regulations of these securities by the SEC.

   Municipal Lease Obligations (Centura North Carolina Tax-Free Bond Fund). Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local government authorities to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "non-appropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. In order to limit certain of these risks, the Fund will limit its investments in municipal lease obligations that are illiquid, together with all other illiquid securities in its portfolio, to not more than 15% of its assets. The liquidity of municipal lease obligations purchased by the Fund will be determined pursuant to guidelines approved by the Board of Directors. Factors considered in making such determinations may include; the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency.

   Securities of Other Investment Companies (All Funds). Each Fund may invest in securities issued by the other investment companies. Each of these Funds currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Funds. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne indirectly by Shareholders.

   Investments in Real Estate Investment Trusts (All Funds except Centura North Carolina Tax-Free

Bond Fund). A Fund may invest to a limited extent in equity or debt real estate investment trusts ("REITs"). Equity REITs are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. Debt REITs invest in obligations secured by mortgages on real property or interest in real property. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. Also, REITs may not be diversified. A REIT may fail to qualify for pass-through tax treatment of its income under the Internal Revenue Code and may also fail to maintain its exemption from registration under the Investment Company Act of 1940. Also, REITs (particularly equity REITs) may be dependent upon management skill and face risks of failing to obtain adequate financing on favorable terms.

                             INVESTMENT RESTRICTIONS

   The following restrictions are fundamental policies of each Fund, and except as otherwise indicated, may not be changed with respect to a Fund without the approval of a majority of the outstanding voting securities of that Fund which, as defined in the Investment Company Act of 1940 ("1940 Act"), means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting shares of such Fund.

   Each Fund, except as indicated, may not:

         (1) with respect to 75% of its total assets, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of such assets in the securities or instruments of any one issuer, except securities or instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

         (2) Borrow money except that a Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes; a Fund will make no purchases if its outstanding borrowings exceed 5% of its total assets;

         (3) Invest in real estate, provided that a Fund may invest in readily marketable securities (except limited partnership interests) of issuers that deal in real estate and securities secured by real estate or interests therein and a Fund may hold and sell real estate (a) used principally for its own office space or (b) acquired as a result of a Fund's ownership of securities;

         (4) Engage in the business of underwriting securities of other issuers, except to the extent that the purchase of securities directly from the issuer (either alone or as one of a group of bidders) or the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

         (5) Make loans, except that a Fund may (a) lend its portfolio securities, (b) enter into repurchase agreements and (c) purchase the types of debt instruments described in the Prospectus or the SAI;

         (6) Purchase securities or instruments which would cause 25% or more of the market value of the Fund's total assets at the time of such purchase to be invested in securities or instruments of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the U.S. Government, its agencies and instrumentalities;

         (7) Issue any senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and provided that collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; or

         (8) Purchase or sell commodity contracts, except that the Fund may invest in futures contracts and in options related to such contracts (for purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities).

   For restriction number 1, above, with respect to Centura North Carolina Tax-Free Bond Fund, the state of North Carolina and each of its political subdivisions, as well as each district, authority, agency or instrumentality of North Carolina or of its political subdivisions will be deemed to be a separate issuer, and all indebtedness of any issuer will be deemed to be a single class of securities. Securities backed only by the assets of a non-governmental user will be deemed to be issued by that user. Restriction number 6, above, will prevent Centura North Carolina Tax-Free Bond Fund from investing 25% or more of its total assets in industrial building revenue bonds issued to finance facilities for non-governmental issuers in any one industry, but this restriction does not apply to any other tax-free Municipal Obligations. For purposes of investment restriction number 6, public utilities are not deemed to be a single industry but are separated by industrial categories, such as telephone or gas utilities. For purposes of restriction number 7, with respect to its futures transactions and writing of options (other than fully covered call options), a Fund will maintain a segregated account for the period of its obligation under such contract or option consisting of cash, U.S. Government securities and other liquid high grade debt obligations in an amount equal to its obligations under such contracts or options.

   The following policies of the Funds are non-fundamental and may be changed by the Board of Directors without shareholder approval. These policies provide that a Fund, except as otherwise specified, may not:

         (a) Invest in companies for the purpose of exercising control or management;

         (b) Knowingly purchase securities of other investment companies, except
   (i) in connection with a merger, consolidation, acquisition, or reorganization; and (ii) the equity and fixed income funds may invest up to 10% of their net assets in shares of other investment companies;

         (c) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         (d) Mortgage, pledge, or hypothecate any of its assets, except that a Fund may pledge not more than 15% of the current value of the Fund's total net assets;

         (e) Purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, the Adviser, the Administrator, or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

         (f) Invest more than 5% of its net assets in warrants which are unattached to securities; included within that amount, no more than 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges;

         (g) Write, purchase or sell puts, calls or combinations thereof, except as described in the Prospectus or SAI;

         (h) Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years' continuous operation;

         (i) Invest more than 15% of the value of its net assets in investments which are illiquid or not readily marketable (including repurchase agreements having maturities of more than seven calendar days and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days' notice); or

         (j) Invest in oil, gas or other mineral exploration or development programs, although it may invest in issuers that own or invest in such programs.

                                   MANAGEMENT

DIRECTORS AND OFFICERS

   The principal occupations of the Directors and executive officers of the Company for the past five years are listed below. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                    POSITION
                                    WITH                     PRINCIPAL
NAME, ADDRESS AND AGE               COMPANY                  OCCUPATION
--------------------                --------                 ----------
Leslie H. Garner, Jr.               Director                 President,
Cornell College                                              Cornell College
600 First Street West
 Mount Vernon, IA 52314-1098
Age: 45

James H. Speed, Jr.                 Director                 Hardee's Food Systems, Inc. -- Vice President
1233 Hardee's Blvd.                                          Controller (1991-present); Deloitte & Touche --
Rocky Mount, NC 27802                                        Senior Audit Manager (1979-1991)
Age: 43

Frederick E. Turnage                Director                 Attorney
149 North Franklin St.
Rocky Mount, NC 27804
Age: 60

*Lucy Hancock Bode                  Director                 Lobbyist
P.O. Box 6338
Raleigh, NC 27628
Age: 44

*J. Franklin Martin                 Director                 President of
LandCraft Properties                                         LandCraft Properties
227 W. Trade Street, Suite 2730                              (1978 -- President)
Charlotte, NC 28202
Age: 51

Hugh Fanning(1)                     President                BISYS -- Vice President of Client Services
Age: 43                                                      (1992-present).

Ellen Stoutamire (1)                Secretary                BISYS -- Registration and Compliance
Age: 48                                                      Officer (1995-present); Attorney
                                                             -- private practice (1990-1995).

Tom Line (1)                        Treasurer                BISYS -- Vice President/Treasurer (December
Age 30                                                       1996-present); KPMG Peat Marwick LLP  --
                                                             Audit Senior Manager (September 1989-
                                                             December 1996).

Bruce Treff (1)                     Assistant Secretary      BISYS -- Senior Counsel, Legal Services
Age 30                                                       (September 1995-present); Alliance Capital
                                                             Management, Manager, legal and administration (1988-
                                                             1995).

Dana Gentile(1)                     Assistant Secretary      BISYS -- Vice President, Administration and
Age 34                                                       Regulatory Services (1993-present); BISYS  --
                                                             client services (1987-1993).

Alaina Metz(1)                      Assistant Secretary       BISYS -- Blue Sky Department Manager
Age 30                                                       (1995-present); previously, Alliance Capital
                                                             Management blue sky department.

Troy Huliba(1)                      Assistant                BISYS -- Associate Manager, Client Services;
Age 26                              Secretary                formerly Senior Accountant, transfer
                                                             agency (1995-present); Safelight Autoglass,
                                                             internal auditor (1993-1995).

Jeanette Peplowski(1)               Assistant                BISYS - Associate Manager, Client Legal
Age 39                              Secretary                Services (May 1997-present); Legal
                                                             Assistant, Baker & Hostetler LLP (1993-1997)


(1)   Address is 3435 Stelzer Road, Columbus, Ohio 43219.

   Directors of the Company who are not directors, officers or employees of the Adviser or the Administrator receive from the Company an annual retainer of $2000 (plus $500 for serving on the Board's Audit Committee) and a fee of $500 for each Board of Directors and Board committee meeting of the Company attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are directors, officers or employees of the Adviser or the Administrator do not receive compensation from the Company. The table below sets forth the compensation received by each Director from the Company for the fiscal year ended April 30, 1997.

                                                           PENSION OR                                       TOTAL
                                     AGGREGATE             RETIREMENT                                   COMPENSATION
NAME OF                               COMPENSA-         BENEFITS ACCRUED       ESTIMATED ANNUAL        FROM REGISTRANT
PERSON,                              TION FROM          AS PART OF FUND         BENEFITS UPON         AND FUND COMPLEX
POSITION                             REGISTRANT             EXPENSES              RETIREMENT          PAID TO DIRECTORS
------                                --------             -----------            -----------           ------------
Leslie H. Garner, Jr.                  $5,500                  -0-                   -0-                  $5,500
James H. Speed, Jr.                    $5,500                  -0-                   -0-                  $5,500
Frederick E. Turnage                   $5,500                  -0-                   -0-                  $5,500
Lucy Hancock Bode                      $4,000                  -0-                   -0-                  $4,000
J. Franklin Martin                     $4,000                  -0-                   -0-                  $4,000

      As of November 19, 1997, the Officers and Directors of the Company, as a group, own less than 1% of the outstanding shares of the Funds.


      As of November 19, 1997, the following individuals owned 5% or more of the Class A and Class B shares of the Funds:

                           CENTURA EQUITY GROWTH FUND

CLASS A                                              SHARES OWNED               PERCENTAGE OWNED
------                                                ----------                  -------------
Stephens Inc for the Exclusive                       540,027.408                  68.748%*
Benefit of our Customers
111 Center Street
Little Rock, AR  72201-4402

CLASS B
-------
None

*Disclaims beneficial ownership

                         CENTURA SOUTHEAST EQUITY FUND

CLASS A                                              SHARES OWNED               PERCENTAGE OWNED
------                                                ----------                  -------------
Stephens Inc for the Exclusive                       105,189.749                  82.41%*
Benefit of our Customers
111 Center Street
Little Rock, AR  72201-4402

*Disclaims beneficial ownership

CLASS B
-------
None

                     CENTURA FEDERAL SECURITIES INCOME FUND

CLASS A                                              SHARES OWNED               PERCENTAGE OWNED
------                                                ----------                  -------------
Stephens Inc for the Exclusive                       30,770.088                   60.52%*
Benefit of our Customers
111 Center Street
Little Rock, AR 72201-4402

Centura Bank                                          7,101.345                    13.97%
Trust Department
131 N. Church Street
Rocky Mount, NC 27801

Joel S. Kestler                                       2,727.543                     5.36%
421 Wedgewood Street
Charleston, SC 29407

Henry Forman                                          6,205.802                    12.21%
203 Williamsburg Drive
Greenville, NC 27858

*Disclaims beneficial ownership.


CLASS B                                              SHARES OWNED               PERCENTAGE OWNED
------                                                ----------                  -------------

Stephens Inc FBO                                      1,034.080                 7.85%
ACCT 83254735
P.O. Box 34127
Little Rock, AR 72203-4127

Stephens Inc FBO                                      1,045.781                 7.94%
ACCT 83360137
P.O. Box 34127
Little Rock, AR 72203-4127

Stephens Inc FBO                                      1,179.744                 5.93%
A/C 83327930
P.O. Box 34127
Little Rock, AR 72203-4127

Stephens Inc FBO                                      1,268.838                 9.63%
A/C 83339985
P.O. Box 34127
Little Rock, AR 72203-4127

Stephens Inc FBO                                      1,568.793                11.91%
A/C 83279514
P.O. Box 34127
Little Rock, AR 72203-4127

Stephens Inc FBO                                      2,100.830                15.95%
A/C 83378482
P.O. Box 34127
Little Rock, AR 72203-4127

Stephens Inc FBO                                      2,316.365                17.59%
A/C 83289669
P.O. Box 34127
Little Rock, AR 72203-4127

BISYS Fund Services Inc.                                974.873                 7.40%
3435 Stelzer Rd.
Columbus, OH 43219

                    CENTURA NORTH CAROLINA TAX-FREE BOND FUND


CLASS A                                              SHARES OWNED               PERCENTAGE OWNED
------                                                ----------                  -------------
Stephens Inc for Exclusive                           430,978.417                          97.47%*
Benefit of our Customers
111 Center Street
Little Rock, AR 72201-4402

*Disclaims beneficial ownership.
                                         12

CLASS B                                              SHARES OWNED               PERCENTAGE OWNED
------                                                ----------                  -------------
Stephens Inc FBO                                      2,083.388                 5.52%
ACCT 83276577
P.O. Box 34127
Little Rock, AR 72203-4127

Stephens Inc FBO                                      2,497.502                 6.62%
A/C 83385411
P.O. Box 34127
Little Rock, AR 72203-4127


Stephens Inc FBO                                      3,466.058                 9.19%
A/C 83338132
P.O. Box 34127
Little Rock, AR 72203-4127

Stephens Inc FBO                                      3,868.910                 10.26%
A/C 83366040
P.O. Box 34127
Little Rock, AR 72203-4127

Stephens Inc FBO                                      5,189.243                 13.76%
A/C 83283728
P.O. Box 34127
Little Rock, AR 72203-4127

Stephens Inc FBO                                      5,734.490                 15.21%
A/C 83351331
P.O. Box 34127
Little Rock, AR 72203-4127

Stephens Inc FBO                                      9,732.307                 25.81%*
A/C 83318544
P.O. Box 34127
Little Rock, AR 72203-4127

*Disclaims beneficial ownership.




                           CENTURA EQUITY INCOME FUND

CLASS A                                              SHARES OWNED               PERCENTAGE OWNED
------                                                ----------                  -------------
Stephens Inc                                         73,081.189                94.86%*
for Exclusive Benefit
of Our Customers
P.O. Box 34127
Little Rock, AR 72203-4127




Little Rock, AR 72203-4127

*Disclaims beneficial ownership.

CLASS B                                              SHARES OWNED               PERCENTAGE OWNED
------                                                ----------                  -------------
Stephens Inc                                         16,572.901                 14.39%
A/C 83434416
P.O. Box 34127
Little Rock, AR 72203

INVESTMENT ADVISER

   Centura Bank (the "Adviser") 131 North Church Street, Rocky Mountain, North Carolina 27802, serves as investment adviser to the Funds. For these services, the Adviser receives from each Fund a fee at an annual rate based on each Fund's average daily net assets. The rates for each Fund are 0.70% for Centura Equity Growth Fund, 0.70% for Centura Equity Income Fund, 0.30% for Centura Federal Securities Income Fund, 0.35% for Centura North Carolina Tax-Free Bond Fund, and 0.70% for Centura Southeast Equity Fund.

   Under the terms of the Investment Advisory Agreement for the Funds between the Company and the Adviser ("Agreement"), the investment advisory services of the Adviser to the Funds are not exclusive. The Adviser is free to, and does, render investment advisory services to others.

   The Agreement will continue in effect with respect to each Fund for a period more than two years from the date of its execution, only as long as such continuance is approved at least annually (i)by vote of the holders of a majority of the outstanding voting securities of each Fund or by the Board of Directors and (ii)by a majority of the Directors who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party. With respect to all the Funds other than Centura Equity Income Fund and Centura Southeast Equity Fund, the Agreement was approved by the Board of Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of any such parties, at a meeting called for the purpose of voting on the Agreement, held on April 26, 1994, and by the sole shareholder of the Funds on April 26, 1994.

   With respect to Centura Equity Income Fund and Centura Southeast Equity Fund, respectively, the Agreement was approved by the Board of Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of any such parties, at meetings called for such purpose held on July 24, 1996 (for Equity Income Fund) and January 29, 1997 (for Southeast Equity Fund) and by the sole shareholder of each such Fund on July 24, 1996 (for Equity Income Fund) and January 29, 1997 (for Southeast Equity
Fund). This Agreement, as it relates to all Centura Funds, was recently re-approved at the April 23, 1997 Board of Directors Meeting. The Agreement may be terminated at any time without penalty by vote of the Directors (with respect to the Company or a Fund) or, with respect to any Fund, by vote of the Directors or the shareholders of that fund, or by the Adviser, on 60 days written notice by either party to the Agreement and will terminate automatically if assigned.

   For the fiscal year ended April 30, 1997, the Adviser received $1,127,435 from the Equity Growth Fund and $358,174 from the Federal Securities Income Fund in advisory fees. The Adviser was entitled to $140,821 from the North Carolina Tax-Free Bond Fund and $217,106 from the Equity Income Fund, but waived $100,587 and $105,451, respectively. For the fiscal year ended April 30, 1996, the Adviser received the following in advisory fees: $802,888 from the Equity Growth Fund, $312,098 from the Federal Securities Income Fund and was entitled to $138,274 from the North Carolina Tax-Free Bond Fund but waived $99,774. For the period June 1, 1994 (commencement of operations) through April 30, 1995, the Adviser received the following in advisory fees: $458,424 from the Equity Growth Fund, $236,139 from the Federal Securities Income Fund and the Adviser was entitled to $98,015 from the North Carolina Tax-Free Bond Fund but waived $83,311.

DISTRIBUTION OF FUND SHARES

   Centura Funds Distributor, Inc. (the "Distributor") serves as principal underwriter for the shares of the Funds pursuant to a Distribution Contract. The Distribution Contract provides that the Distributor will use its best efforts to maintain a broad distribution of the Funds' shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

   Service and distribution plans (the "Plans") have been adopted by each of the Funds. The Plan for each Fund provides for different rates of fee payment with respect to Class A shares and Class B shares, as described in the Prospectus. No Plan has been adopted for Class C shares. Pursuant to the Plans, the Funds may pay directly or reimburse the Distributor monthly in amounts described in the Prospectus for costs and expenses of marketing the shares, or classes of shares, of the Funds. The Board of Directors has concluded that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders.

   Each Plan provides that it may not be amended to increase materially the costs which the Funds or a class of shares may bear pursuant to the Plan without shareholder approval and that other material amendments of the Plans must be approved by the Board of Directors, and by the Directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the particular Plan or any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Directors of the Company have been committed to the discretion of the Directors who are not "interested persons" of the Company. The Plans with respect to each of the Funds except Centura Equity Income Fund and Centura Southeast Equity Fund were approved by the Board of Directors and by the Directors who are neither "interested persons" nor have any direct or indirect financial interest in the operation of any Plan ("Plan Director"), by vote cast in person at a April 26, 1994 meeting called for the purpose of voting on the Plans, and by the sole shareholder of each class of shares of each of the Funds on April 26, 1994. The Plans for these Funds were recently re-approved at the April 23, 1997 Board of Directors Meeting. The Plan with respect to Centura Equity Income Fund and Centura Southeast Equity Fund, respectively, was approved by the Board of Directors and by the Plan Directors by vote cast in person at meetings held July 24, 1996 and January 29, 1997 called for the purpose of voting on that Plan, and by the sole shareholder of each class of shares of the respective Funds on July 24, 1996 and January 29, 1997. The continuance of the Plans is subject to similar annual approval by the Directors and the Plan Directors. Each Plan is terminable with respect to a class of shares of a Fund at any time by a vote of a majority of the Plan Directors or by vote of the holders of a majority of the shares of the class.

   For the fiscal year ended April 30, 1997 the following fees with respect to Class A shares were received by the Distributor: $36,184 for the Equity Growth Fund, $2,690 for the Federal Securities Income Fund and $19,193 for the North Carolina Tax-Free Bond Fund. For the period from October 1, 1996 (commencement of operations) through April 30, 1997, the Distributor received $525 in fees relating to the Class A shares of the Equity Income Fund. With respect to Class B shares, the Distributor received

$80,683 for the Equity Growth Fund, $1,931 for the Federal Securities Income Fund and $4,199 for the North Carolina Tax-Free Bond Fund; for the period from October 1, 1996 (commencement of operations) through April 30, 1997, the Distributor received $710 in fees relating to Class B shares of the Equity Income Fund. All expenditures were for compensation to the Distributor for its services as underwriter of the Funds.

   For the fiscal year ended April 30, 1996 the following fees with respect to Class A shares were received by the Distributor: $7,215 for the Equity Growth Fund, $888 for the Federal Securities Income Fund and $5,259 for the North Carolina Tax-Free Bond Fund. For the same fiscal year, with respect to Class B shares, the Distributor received $33,942 for the Equity Growth Fund, $1,696 for the Federal Securities Income Fund and $3,168 for the North Carolina Tax-Free Bond Fund. All expenditures were for compensation to the Distributor for its services as Underwriter of the Funds.

   For the period ended April 30, 1995, the Distributor received the following fees with respect to Class A shares: $1,106 for the Equity Growth Fund, $422 for the Federal Securities Income Fund and $1,018 for the North Carolina Tax-Free Bond Fund. For the period ended April 30, 1995, the Distributor received the following fees with respect to Class B shares: $4,705 for the Equity Growth Fund, $412 for the Federal Securities Income Fund and $2,322 for the North Carolina Tax-Free Bond Fund. All expenditures were for compensation to the Distributor for its services as Underwriter of the Funds.

ADMINISTRATIVE SERVICES

   Prior to January 1, 1997, Furman Selz LLC ("Furman Selz") served as Sponsor and Administrator of the Funds. On January 1, 1997, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BYSIS") became the Sponsor and Administrator of the Funds and provides administrative services necessary for the operation of the Funds, including among other things, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission ("SEC") and state securities commissions and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Funds' Adviser, Distributor, custodians, independent accountants, legal counsel and others. In addition, BISYS furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds' officers, employees and Directors affiliated with BISYS. For these services, BISYS receives from each Fund a fee, payable monthly, at the annual rate of 0.15% of each Fund's average daily net assets.

   BISYS is a subsidiary of BISYS Group, Inc, which is headquartered in Little Falls, New Jersey and supports more than 5,000 financial institutions and corporate clients through two strategic business units. BISYS Information Services Group provides image and data processing outsourcing, and pricing analysis to more than 600 banks nationwide. BISYS Investment Services Group designs, administers and distributes over 30 families of proprietary mutual funds consisting of more than 365 portfolios, and provides 401(k) marketing support, administration, and recordkeeping services in partnership with banking institutions and investment management companies. At a meeting held on July 24, 1996, the Directors reviewed and approved an Administration Agreement with BISYS, a Transfer Agency Agreement and a Fund Accounting Agreement with BISYS Fund Services, Inc. Both BISYS companies have their principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219.

         For the fiscal year ended April 30, 1997, BISYS and Furman Selz received a total of $241,593 and $179,087 in administrative services fees from the Equity Growth Fund and the Federal Securities Income Fund, respectively. For the fiscal year ended April 30, 1997, Furman Selz and BISYS earned $60,352 in administrative services fees from the North Carolina Tax-Free Bond Fund of which $43,051 was waived. For the period from October 1, 1996 (commencement of operations) through April 30, 1997, Furman Selz and BISYS earned $46,523 in administrative services fees from the Equity Income Fund of which $23,882 was waived.

   For the fiscal year ended April 30, 1996, Furman Selz, the Administrator for that fiscal period, was entitled to the following administrative services fees:


                                                                            FURMAN SELZ       FURMAN SELZ
                                                                              ENTITLED          WAIVED
Centura Equity Growth Fund                                                   $172,047                   $0

Centura Federal Securities Income Fund                                       $156,049                   $0
Centura North Carolina                                                       $ 59,260           $ 42,761
    Tax-Free Bond Fund

   For the period ended April 30, 1995, Furman Selz, the Administrator for that fiscal period, was entitled to the following administrative services fees:


                                                                           FURMAN SELZ        FURMAN SELZ
                                                                             ENTITLED           WAIVED
Centura Equity Growth Fund                                                  $105,945            $ 19,669
Centura Federal Securities Income Fund                                      $117,881            $ 23,780
Centura North Carolina Tax-Free Bond Fund                                   $ 45,419            $ 40,371

   The Administration Agreement for each was approved by the Board of Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of such parties, at meetings held July 24, 1996 and January 29, 1997. The Administration Agreement is terminable with respect to a Fund or the Company without penalty, at any time, by vote of a majority of the Directors or, with respect to a Fund, by vote of the holders of a majority of the shares of the Fund, each upon not more than 90 days written notice to the Administrator, and upon 90 days notice, by the Administrator.

SERVICE ORGANIZATIONS

   The Company may also contract with banks, trust companies, broker-dealers (other than BISYS) or other financial organizations ("Service Organizations") to provide certain administrative services for the Funds. Services provided by Service Organizations may include among other things: providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with client orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in client-designating accounts; providing periodic statements showing a client's account balance and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a client's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Funds to clients; and providing such other services as the Funds or a client reasonably may request, to the extent permitted by applicable statute, rule or regulation. Neither BISYS nor the Adviser will be a Service Organization or receive fees for servicing.

   Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts that might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

   The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Funds might occur and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                        DETERMINATION OF NET ASSET VALUE

   The Funds value their portfolio securities in accordance with the procedures described in the Prospectus.

                             PORTFOLIO TRANSACTIONS

   Investment decisions for the Funds and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

   The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

   Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with the Funds, the Adviser or BISYS are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC.

   The Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer that has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The advisory fees paid by the Funds are not reduced because the Adviser and its affiliates receive such services.

   As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), the Adviser may cause a Fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

   Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

   For the fiscal year ended April 30, 1997, $344,359 was paid in brokerage commissions by the Equity Growth Fund. For the period from October 1, 1996 (commencement of operations) through April 30, 1997, $44,399 was paid in brokerage commissions by the Equity Income Fund. Of these amounts, none were paid to any affiliated brokers. For the fiscal year ended April 30, 1996, $192,075 was paid in brokerage commissions by the Equity Growth Fund. Of this amount, none was paid to any affiliated brokers. For the period ended April 30, 1995, the Equity Growth Fund paid brokerage commissions, in the amount of $115,342. Of this amount, none was paid to any affiliated brokers. None of the other Funds paid any brokerage commissions for such periods.

PORTFOLIO TURNOVER

   Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. It is anticipated that the annual portfolio turnover rate for a Fund normally will not exceed the amount stated in the Funds' Prospectus. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. The portfolio turnover rate for the fiscal year ended April 30, 1997 was 67%, 26%, and 34% for the Equity Growth Fund, the Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively. For the period from October 1, 1996 (commencement of operations) through April 30, 1997, the portfolio turnover rate was 24% for the Equity Income Fund.

   The portfolio turnover rate for the fiscal year ended April 30, 1996 was 46%, 34%, and 80% for the Equity Growth Fund, the Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively.

                                    TAXATION

   The Funds intend to qualify and elect annually to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must for each taxable year (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (c) except for taxable years beginning after August 5, 1997 derive less than 30% of its gross income from the sale or other disposition of certain assets (namely, in the case of a Fund, (i) stock or securities; (ii) options, futures, and forward contracts (other than those on foreign currencies), and (iii) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities)) held less than 3 months; and (d) diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies, or of any two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses). In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, a Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.

   Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be reportable by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

   Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. Distributions of net capital gains, if any, designated by the Funds as capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Funds' shares have been held by a shareholder. The federal tax rules governing capital gains were revised substantially in tax legislation enacted on August 5, 1997. In some respects, the revised rules are not entirely clear and the Treasury Department may issue clarifying guidance. Accordingly, the Funds will monitor developments and shareholders should be aware that the tax treatment of capital gains may differ from that presently described herein. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

   Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a stockholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

   Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be mid-term, long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt-interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

   Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares of a Fund are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.


   Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. It is unclear at this time whether the long-term portion of gain will be regarded as mid-term gain or as gain from an asset held more than eighteen months.

   Generally, the hedging transactions undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to stockholders.

   A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

   Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

   Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, forward contracts and similar instruments.

   Certain of the debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code. Original issue discount on an obligation, the interest from which is exempt from Federal income tax, generally will constitute tax-exempt interest income.

   Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security, including a tax-exempt debt security, having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

   Some Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to stockholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

   A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. Under recent tax legislation, the PFIC mark-to-market regime will be modified for taxable years beginning after 1997. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

   Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign governments and corporations, the Fund will be eligible and intends to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and would be entitled either to deduct (as an itemized deduction) his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by a Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from foreign sources.

   Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund. The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income. The ability to claim foreign tax credits also is subject to holding period requirements.

   The Funds are required to report to the Internal Revenue Service ("IRS") all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

   The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

   Centura North Carolina Tax-Free Bond Fund. The Fund intends to manage its portfolio so that it will be eligible to pay "exempt-interest dividends" to shareholders. The Fund will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular Federal income tax. To the extent that the Fund's dividends distributed to shareholders are derived from such interest income and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to one-half (85% for taxable years beginning after 1993) of their social security benefits and certain railroad retirement benefits. The Fund will inform shareholders annually as to the portion of the distributions from the Fund which constitute exempt-interest dividends. In addition, for corporate shareholders of the Fund, exempt-interest dividends may comprise part or all of an adjustment to alternative minimum taxable income for purposes of the alternative minimum tax and the environmental tax under sections 55 and 59A. Exempt-interest dividends that are attributable to certain private activity bonds, while not subject to the regular Federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax.

   To the extent that the Fund's dividends are derived from its investment company taxable income (which includes interest on its temporary taxable investments and the excess of net short-term capital gain over net long-term capital loss), they are considered ordinary (taxable) income for Federal income tax purposes. Such dividends will not qualify for the dividends-received deduction for corporations. Distributions, if any, of net capital gains (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has owned shares of the Fund. Under recent tax legislation, the federal tax rates on long-term capital gain differ, depending on the length of time the asset giving rise to the capital gain has been held.

   Upon redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. The discussion above provides additional detail about the income tax consequences of disposing of Fund shares.

   Deductions for interest expense incurred to acquire or carry shares of the Fund may be subject to limitations that reduce, defer, or eliminate such deductions. This includes limitations on deducting interest on indebtedness properly allocable to investment property (which may include shares of the Fund). In addition, a shareholder may not deduct a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company (such as this Fund) paying exempt-interest dividends. Such disallowance would be in an amount which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends, excluding net capital gain dividends received by the shareholder. Under rules issued by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

   North Carolina law exempts from income taxation dividends received from a regulated investment company in proportion to the income of the regulated investment company that is attributable to interest on bonds or securities of the U.S. government or any agency or instrumentality thereof or on bonds of the State of North Carolina or any county, municipality or political subdivision thereof, including any agency, board, authority or commission of any of the above.

   Opinions relating to the validity of municipal securities and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuers. The Fund, the Adviser and their affiliates, and the Fund's counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

   Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of Centura North Carolina Tax-Free Bond Fund since the acquisition of shares of the Fund may result in adverse tax consequences to them. In addition, all shareholders of the Fund should consult their tax advisers about the tax consequences to them of their investments in the Fund.

   Changes in the tax law, including provisions relating to tax-exempt income, frequently come under consideration. If such changes are enacted, the tax consequences arising from an investment in Centura North Carolina Tax-Free Bond Fund may be affected. Since the Funds do not undertake to furnish tax advice, it is important for shareholders to consult their tax advisers regularly about the tax consequences to them of investing in one or more of the Funds.

                                OTHER INFORMATION

CAPITALIZATION

   The Company is a Maryland corporation established under Articles of Incorporation dated March 1, 1994 and currently consists of five separately managed portfolios, each of which offers three classes of shares. The capitalization of the Company consists solely of seven hundred fifty million (750,000,000) shares of common stock with a par value of $0.001 per share. The Board of Directors may establish additional Funds (with different investment objectives and fundamental policies), or additional classes of shares, at any time in the future. Establishment and offering of additional Funds or classes will not alter the rights of the Company's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund or class, each shareholder is entitled to receive his pro rata share of the net assets of that Fund or class.

VOTING RIGHTS

   Under the Articles of Incorporation, the Company is not required to hold annual meetings of each Fund's shareholders to elect Directors or for other purposes. It is not anticipated that the Company will hold shareholders' meetings unless required by law or the Articles of Incorporation. In this regard, the Company will be required to hold a meeting to elect Directors to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Directors have been elected by the shareholders of the Company. In addition, the Articles of Incorporation provide that the holders of not less than a majority of the outstanding shares of the Company may remove persons serving as Director.

   Each Fund may vote separately on matters affecting only that Fund, and each class of shares of each Fund may vote separately on matters affecting only that class or affecting that class differently from other classes.

   The Company's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Directors, in which case the holders of the remaining shares would not be able to elect any Directors.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

   Centura Bank, 131 North Church Street, Rocky Mount, North Carolina 27802, acts as custodian of the Company's assets. For the periods ended April 30, 1995, April 30, 1996 and April 30, 1997, respectively, the custodian earned fees of $17,188, $28,109 and $59,019 for the Equity Growth Fund; $19,585, $24,580 and
$31,324 for the Federal Securities Income Fund; and $10,192, $12,503 and $15,400 for the North Carolina Tax-Free Bond Fund, respectively. For the period from October 1, 1996 (commencement of operations) to April 30, 1997 the custodian earned fees of $23,036 for the Equity Income Fund.

   BISYS Fund Services, Inc. ("BFSI") serves as the Company's transfer agent pursuant to a Transfer Agency Agreement. For its services rendered during the fiscal year ended April 30, 1997, BFSI and Furman Selz LLC ("Furman Selz"), the Company's transfer agent prior to January 1, 1997, earned $101,541, $13,117 and $11,109 in transfer agent fees for the Equity Growth Fund, the Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively. For the period from October 1, 1996 (commencement of operations) through April 30, 1997, BFSI and Furman Selz earned $16,260 in transfer agent fees for the Equity Income Fund. For the fiscal year ended April 30, 1996, the Company's prior transfer agent, Furman Selz, earned transfer agent fees of $38,623 for the Equity Growth Fund, $7,326 for the Federal Securities Income Fund and $6,452 for the North Carolina Tax-Free Bond Fund. For the period ended April 30, 1995, Furman Selz earned transfer agent fees of $9,897 for the Equity Growth Fund, $5,034 for the Federal Securities Income Fund and $4,275 for the North Carolina Tax-Free Bond Fund.

   Pursuant to a Fund Accounting Agreement, each Fund compensates BFSI $2,500 per month for providing fund accounting services for the Funds. For the fiscal year ended April 30, 1997, BFSI and Furman Selz, the Company's prior fund accounting servicer, earned $28,792, $31,735 and $39,742 in fund accounting fees for the Equity Growth Fund, the Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively. For the period from October 1, 1996 (commencement of operations) through April 30, 1997, BFSI and Furman Selz earned $19,212 in fund accounting fees for the Equity Income Fund. For the fiscal year ended April 30, 1996, the Fund's prior accounting agent, Furman Selz, earned the following fees for their fund accounting services: $32,848 for the Equity Growth Fund, $33,981 for the Federal Securities Income Fund and $41,369 for the North Carolina Tax-Free Bond Fund. For the period ended April 30, 1995, Furman Selz earned the following fees for their fund accounting services: $29,727 for the Equity Growth Fund, $32,231 for the Federal Securities Income Fund and $34,948 for the North Carolina Tax-Free Bond Fund.

YIELD AND PERFORMANCE INFORMATION

   The Funds may, from time to time, include their yield, effective yield, tax equivalent yield and average annual total return in advertisements or reports to shareholders or prospective investors.

   Quotations of yield for each class of shares of the Funds will be based on the investment income per share earned during a particular 30-day period, less expenses accrued with respect to that class during a period ("net investment income"), and will be computed by dividing net investment income for the class by the maximum offering price per share of that class on the last day of the period, according to the following formula:

                          YIELD = 2[(a-b + 1)#6-1]/ cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share of the class on the last day of the period; the # indicates that the following single character is an exponent.

   The 30-day yield for the period ended April 30, 1997 was as follows: 5.55% and 4.24% for the Class A shares of the Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively, and 5.22% and 3.86% for the Class B shares of the Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively.

   Quotations of tax-equivalent yield for each class of shares of Centura North Carolina Tax-Free Bond Fund will be calculated according to the following formula:

                       TAX EQUIVALENT YIELD = ( E ) / l-p
                E = tax-exempt yield p = stated income tax rate

   Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in each class of shares of a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                P (1 + T)#n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return for the class, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund and class-specific expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid; the # indicates that the following single character is an exponent.

Quotations of yield and total return will reflect only the performance of a hypothetical investment in a class of shares of the Funds during the particular time period shown. Yield and total return for the Funds will vary based on changes in the market conditions and the level of the Fund's (and classes') expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

   Please refer to the Total Return Summary under the section entitled Other Information in the Prospectus for average annual total returns for Class A and B shares.


   In connection with communicating its yields or total return to current or prospective unit holders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

   Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund.

   Investors who purchase and redeem shares of the Funds through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Service Organization and the investor, with respect to the customer services provided by the Service
Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and average annual total return of the Funds for those investors.

INDEPENDENT ACCOUNTANTS

   McGladrey & Pullen LLP serves as the independent accountants for the Company. McGladrey & Pullen LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings.

COUNSEL

   Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C., 20005, passes upon certain legal matters in connection with the shares offered by the Company and also acts as Counsel to the Company.

REGISTRATION STATEMENT

   This SAI and the Prospectus do not contain all the information included in the Company's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

   Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

   The Report of Independent Accountants and financial statements of the Funds included in their Annual Report for the period ended April 30, 1997 (the "Annual Report") are incorporated herein by reference to such Annual Report. Copies of such Annual Report are available without charge upon request by writing to Centura Funds, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-8006 or telephoning
(800) 442-3688.

   The financial statements incorporated by reference into this Statement of Additional Information have been audited by McGladrey & Pullen LLP, independent accountants, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

   The unaudited financial statements for the Southeast Equity Fund for the period ended October 31, 1997 are included herein.

CENTURA FUNDS, INC.

SOUTHEAST EQUITY FUND
-------------------------------------------------------------------------------
Schedule of Portfolio Investments                              October 31, 1997

(Unaudited)

    SHARES
      OR
   PRINCIPAL       SECURITY                                                              MARKET
    AMOUNT        DESCRIPTION                                                             VALUE
   ---------      -----------                                                            ------
    COMMON STOCKS  (91.6%):
Airlines  (1.4%):
    14,000   Atlantic Southeast Airlines, Inc.                                         $   390,250
                                                                                       -----------
Apparel  (0.9%):
    20,000   Tropical Sportswear International (b)                                         240,000
                                                                                       -----------
Banking & Financial Services  (9.4%):
     8,500   CCB Financial Corp.                                                           773,499
     8,000   Cenit Bancorp, Inc.                                                           520,000
    20,000   First Financial Holdings, Inc.                                                772,500
    12,500   First Liberty Financial Corp.                                                 329,688
    10,000   LSB Bancshares, Inc.                                                          252,500
                                                                                       -----------
                                                                                         2,648,187
                                                                                       -----------
Chemicals  (1.2%):
    30,000   JLM Industries, Inc. (b)                                                      341,250
                                                                                       -----------
Commercial Services  (2.0%):
    26,000   Rollins, Inc.                                                                 555,750
                                                                                       -----------
Computer Software  (2.7%):
    38,000   Broadway & Seymour, Inc. (b)                                                  370,500
       750   Choicepoint Inc. (b)                                                           27,938
    12,000   Datastream Systems, Inc. (b)                                                  366,000
                                                                                       -----------
                                                                                           764,438
Distribution/Wholesale  (1.7%):
    35,500   Aviall Inc. (b)                                                               474,813
                                                                                       -----------
Electrical & Electronics  (3.8%):
    17,000   AVX Corp.                                                                     480,250
    24,000   Benchmark Electronics, Inc. (b)                                               598,500
                                                                                       -----------
                                                                                         1,078,750
                                                                                       -----------
Electrical Equipment  (3.9%):
    15,000   General Cable                                                                 485,625
    81,500   Insteel Industries, Inc.                                                      621,437
                                                                                       -----------
                                                                                         1,107,062
Financial Services  (0.8%):
     7,500   Equifax, Inc.                                                                 232,969
                                                                                       -----------
Food  (3.7%):
    25,000   Goodmark Foods, Inc.                                                          412,500
    29,000   Lance Inc.                                                                    619,875
                                                                                       -----------
                                                                                         1,032,375
                                                                                       -----------
Forest Products  (1.8%):
    18,000   Deltic Timber Corp.                                                           507,375
                                                                                       -----------
Health Care  (6.4%):
    20,000   Coventry Corp. (b)                                                            278,750


SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.

SOUTHEAST EQUITY FUND
-------------------------------------------------------------------------------
Schedule of Portfolio Investments                              October 31, 1997

(Unaudited)

    SHARES
      OR
   PRINCIPAL       SECURITY                                                                MARKET
    AMOUNT        DESCRIPTION                                                              VALUE
   ---------      -----------                                                              ------
    25,000   Medcath, Inc. (b)                                                          $  393,750
    36,200   Owens & Minor Inc. Holding Co.                                                506,800
    25,000   Trigon Healthcare, Inc. (b)                                                   610,937
                                                                                        ----------
                                                                                         1,790,237
                                                                                        ----------
Home Furnishings  (0.6%):
     5,600   Bassett Furniture Industries, Inc.                                            156,800
                                                                                        ----------
Hotels & Lodging  (0.5%):
    10,000   Winston Hotels, Inc.                                                          136,250
                                                                                        ----------
Insurance  (7.4%):
     9,700   American Heritage Life Insurance                                              343,138
    25,000   FPIC Insurance Group, Inc. (b)                                                743,749
    18,000   Highlands Insurance Group (b)                                                 414,000
    17,400   Provident Companies, Inc.                                                     580,725
                                                                                        ----------
                                                                                         2,081,612
                                                                                        ----------
Machinery & Equipment (1.0%):
    10,000   Roper Industries, Inc.                                                        266,875
                                                                                        ----------
Media  (4.2%):
    30,000   Cadmus Communications Corp.                                                   629,999
    18,000   Cox Communications (b)                                                        553,500
                                                                                        ----------
                                                                                         1,183,499
                                                                                        ----------
Medical - Biotechnology (1.6%):
    25,000   Pharmaceutical Product Development, Inc. (b)                                  443,750
                                                                                        ----------
Medical Equipment & Supplies  (1.0%):
    13,000   Maxxim Medical, Inc. (b)                                                      290,875
                                                                                        ----------
Metal Fabricate/Hardware  (1.7%):
    16,000   Kaydon Corp.                                                                  486,000
                                                                                        ----------
Metals  (1.2%):
    18,500   Commonwealth Industries, Inc.                                                 326,063
                                                                                        ----------
Natural Gas Utility  (1.0%):
    10,000   Piedmont Natural Gas Co., Inc.                                                280,000
                                                                                        ----------
Oil/Gas Exploration  (5.3%):
    41,500   Dailey Petroleum Services (b)                                                 529,124
     8,000   Forcenergy, Inc. (b)                                                          261,000
    10,000   Marine Drilling Companies, Inc. (b)                                           296,250
    12,000   Pride International, Inc. (b)                                                 396,000
                                                                                        ----------
                                                                                         1,482,374
                                                                                        ----------
Oil/Gas Services  (3.7%):
    30,400   American Oilfield Divers, Inc. (b)                                            516,800
    26,000   Global Industries Ltd. (b)                                                    523,250
                                                                                        ----------
                                                                                         1,040,050
                                                                                        ----------
Packaging  (1.1%):
    10,000   Sonoco Products Co.                                                           321,875
                                                                                        ----------


SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.

SOUTHEAST EQUITY FUND
-------------------------------------------------------------------------------
Schedule of Portfolio Investments                              October 31, 1997

(Unaudited)

    SHARES
      OR
   PRINCIPAL       SECURITY                                                                MARKET
    AMOUNT        DESCRIPTION                                                               VALUE
   ---------      -----------                                                              ------
Paper/Pulp  (1.3%):
     9,000   Buckeye Cellulose Corp. (b)                                                 $  373,500
                                                                                         ----------
Pollution Control  (1.4%):
    76,100   Trion Inc.                                                                     380,500
                                                                                         ----------
Publishing & Printing  (1.0%):
    23,100    Nelson (Thomas), Inc.                                                         268,538
                                                                                         ----------
Real Estate Investment Trust  (2.3%):
    20,000    Capstone Capital Corp.                                                        472,500
     5,000   Prison Realty Trust                                                            172,500
                                                                                         ----------
                                                                                            645,000
                                                                                         ----------
Restaurants  (0.8%):
    25,000   Rare Hospitality International, Inc. (b)                                       234,375
                                                                                         ----------
Retail  (3.4%):
    40,000   Cato Corp.                                                                     342,500
    15,000   Heilig Meyers Co.                                                              200,625
    10,000   Lowes Co.                                                                      416,250
                                                                                         ----------
                                                                                            959,375
                                                                                         ----------
Retail - Grocery (1.4%):
    30,000   Ingles Markets Inc., Class A                                                   393,750
                                                                                         ----------
Retial-Computer Software  (0.6%):
    10,000   Southern Electronic Corp. (b)                                                  165,000
                                                                                         ----------
Steel/Iron  (1.1%):
     6,000   Nucor Corp.                                                                    313,500
                                                                                         ----------
Telecommunications  (1.2%):
    25,000   Vanguard Cellular System - Class A (b)                                         345,313
                                                                                         ----------
Textiles  (2.2%):
     9,300   Guilford Mills, Inc.                                                           222,038
    10,000   Unifi, Inc.                                                                    384,375
                                                                                         ----------
                                                                                            606,413
                                                                                         ----------
Tobacco  (3.5%):
    35,000   Standard Commercial Corp. (b)                                                  584,063
    10,000   Universal Corp.                                                                384,375
                                                                                         ----------
                                                                                            968,438
                                                                                         ----------
Utilities  (1.4%):
    15,000   Scana Corp.                                                                    378,750
                                                                                         ----------

TOTAL COMMON STOCKS                                                                      25,691,931
                                                                                         ----------

U.S. TREASURY BILLS  (3.6%):
    1,000,000 5.16%, 11/6/97                                                                999,354
                                                                                         ----------
TOTAL U.S. TREASURY BILLS                                                                   999,354
                                                                                         ----------



SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.

SOUTHEAST EQUITY FUND
-------------------------------------------------------------------------------
Schedule of Portfolio Investments                              October 31, 1997

(Unaudited)

    SHARES
      OR
   PRINCIPAL       SECURITY                                                               MARKET
    AMOUNT        DESCRIPTION                                                             VALUE
   ---------      -----------                                                             ------
 INVESTMENT COMPANIES  (6.8%):
   961,442   Financial Square Prime Money Market Fund                                  $   961,442
   939,018   Temporary Investment Fund                                                     939,018
                                                                                       -----------
TOTAL INVESTMENT COMPANIES                                                               1,900,460
                                                                                       -----------

TOTAL INVESTMENTS (COST $23,805,542) (a)   -   102.0%                                   28,591,745
LIABILITIES IN EXCESS OF OTHER ASSETS   (2.0)%                                            (562,667)
                                                                                       -----------
TOTAL NET ASSETS   -   100.0%                                                          $28,029,078
                                                                                       ===========

----------------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

               Unrealized appreciation            $  5,382,193
               Unrealized depreciation                (595,990)
               Net unrealized appreciation        $  4,786,203

(b) Non-income producing securities.

(c) 144a Security which is restricted as to resale only to qualified institutional investors.


SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1997
(Unaudited)

                                                                SOUTHEAST
                                                               EQUITY FUND
                                                               -----------
                                                              FOR THE PERIOD
                                                                   ENDED
                                                             OCTOBER 31, 1997
                                                             ----------------
Assets:
Investments, at value (Cost 23,805,542)                          $28,591,745
Interest and dividends receivable                                     37,376
Receivable for capital shares issued                                  30,258
Receivable from brokers for investments sold                               0
Unamortized organization costs                                        14,961
Prepaid expenses                                                         568
                                                                 -----------
     Total Assets                                                 28,674,908
                                                                 -----------
Liabilities:
Dividends payable                                                     17,394
Payable to brokers for investments purchased                         598,750
Payable for capital shares issued                                        877
Accrued expenses and other payables:
     Investment advisory fees                                         16,700
     Administration fees                                                 342
     Distribution fees--Class A                                          304
     Distribution fees--Class B                                        1,924
     Trustee Fees                                                        568
     Custodiam fees                                                    6,469
     Other                                                             2,502
                                                                 -----------
          Total Liabilities                                          645,830
                                                                 -----------

Net Assets:
Shares of beneficial interest outstanding (par value $.001
     per share) shares authorized
Additional paid-in-capital                                        21,422,392
Distribution in excess of net investment income                         (657)
Accumulated undistributed net realized gains (losses)
     from investment transactions                                  1,821,140
Net realized appreciation (depreciation) from
     investments                                                   4,786,203
                                                                 -----------
     Net Assets                                                  $28,029,078
                                                                 -----------
Class A:
     Net Assets                                                    1,504,075
     Shares Outstanding                                              110,770
     Net Asset Value Per Share                                   $     13.58
                                                                 -----------
Maximum Sales Charge                                                    4.50%
                                                                 -----------
Maximum Offering Price Per Share (100%-100%-
     Maximum Sales Charge) of net asset value adjusted
     to the nearest cent per share                               $     14.21
                                                                 -----------
Class B:
     Net Assets                                                    2,364,829
     Shares Outstanding                                              174,636
     Net Asset Value Per Share*                                  $     13.54
                                                                 -----------
Class C:
     Net Assets                                                   24,160,173
     Shares Outstanding                                            1,780,681
     Net Asset Value Per Share                                   $     13.57
                                                                 -----------

*Redemption price varies by length of time
See notes to financial statements

CENTURA FUNDS, INC.
STATEMENT OF OPERATIONS
(Unaudited) October 31, 1997


                                                                SOUTHEAST
                                                               EQUITY FUND
                                                               -----------
                                                             FOR THE PERIOD
                                                                  ENDED
                                                           OCTOBER 31, 1997
                                                           -----------------
Investment Income:
     Interest income                                             $     7,195
     Dividend income                                                 202,781
                                                                 -----------
          Total income                                               209,976
                                                                 -----------
Expenses:
     Investment advisory fees                                         79,594
     Administration fees                                              17,056
     Distribution fees--Class A                                        1,846
     Distribution fees--Class B                                        5,700
     Custodian fees                                                    8,067
     Accounting fees                                                  16,928
     Legal fees                                                          816
     Audit fees                                                        8,172
     Trustees' fees and expenses                                       1,161
     Transfer agent fees                                               6,288
     Registration and filing fees                                      7,536
     Printing costs                                                    1,668
     Amortization of organization costs                                  720
     Other expenses                                                      532
                                                                 -----------
          Total expenses before voluntary fee
               reductions                                            156,084
          Less: Expenses voluntarily reduced                          31,472
                                                                 -----------
     Total Net Expenses                                              124,612
                                                                 -----------
Net Investment Income                                                 85,364
                                                                 -----------
Realized/Unrealized Gains (losses) from
     Investments:
     Net realized gains (losses) from investment
          transactions                                             1,821,140
     Net change in unrealized appreciation/
          depreciation from investments                            4,786,203
                                                                  ----------
     Net realized/unrealized gains (losses) from
          investments                                              6,607,343
                                                                  ----------
     Increase in Net Assets Resulting from
          Operations                                              $6,692,707

See notes to financial statements.

CENTURA FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(Unaudited) October 31, 1997


                                                                SOUTHEAST
                                                               EQUITY FUND
                                                               -----------
                                                             FOR THE PERIOD
                                                                  ENDED
                                                           OCTOBER 31, 1997 (b)
                                                           ---------------------
OPERATIONS:
        Net investment income                                   $     85,364
        Net realized gains from investment transactions            1,821,140
        Net change in unrealized appreciation/(depreciation)
            from investments                                       4,007,490
                                                                ------------
Change in net assets resulting from operations                     5,913,994
                                                                ------------
DISTRIBUTIONS FROM NET INVESTMENT INCOME:
            Class A                                                   (2,116)
            Class B                                                   (1,083)
            Class C                                                  (82,822)
                                                                ------------

        Total distributions from net investment income               (86,021)
                                                                ------------

DISTRIBUTIONS FROM CAPITAL GAINS:
            Class A                                                        0
            Class B                                                        0
            Class C                                                        0
                                                                ------------

        Total distributions from capital gains                             0
                                                                ------------

Total Distributions                                                  (86,021)
                                                                ------------

CAPITAL SHARE TRANSACTIONS:

        Total proceeds from sales of shares:                      24,370,261
        Total proceeds of shares issued in reinvestment
            of dividends:                                             32,310
        Total cost of shares redeemed:                            (2,201,466)
                                                                ------------

Change in net assets from
        share transactions                                        22,201,105
                                                                ------------
Change in net assets                                            $ 28,029,078

NET ASSETS:
        Beginning of period                                                0
                                                                ------------
        End of period                                           $ 28,029,078
                                                                ============

----------
(a) For the period from October 1, 1996 (commencement of operations) to April 30, 1997
(b) For the period from May 1, 1997 (commencement of operations) to October 31, 1997

    See notes to financial statements

CENTURA FUNDS, INC.

Notes to Financial Statements (unaudited)

October 31, 1997

         1. DESCRIPTION -- Centura Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, organized under the laws of the State of Maryland on March 1, 1994. The company currently consists of four separate investment portfolios:
Centura Equity Growth Fund, Centura Federal Securities Income Fund, Centura North Carolina Tax-Free Bond Fund, and Centura Equity Income Fund (collectively, the "Funds"). The Funds, with the exception of Equity Income Fund and Southeast Equity Fund, which commenced operations on October 1, 1996 and May 1, 1997, respectively, commenced operations on June 1, 1994, and prior to that date had no operations other than organizational matters.

         The Equity Growth Fund seeks to achieve its investment objective of long-term capital appreciation by investing in a diversified portfolio comprised mainly of publicly traded common and preferred stocks and securities convertible into or exchangeable for common stock. The Federal Securities Fund seeks to achieve its investment objective of providing relatively high current income consistent with relative stability of principal and safety by investing primarily in securities issued by the U.S. Government, its agencies and instrumentalities. The North Carolina Tax-Free Bond Fund seeks to achieve its investment objective of providing relatively high current income that is free of both federal and North Carolina personal income tax together with relative safety of principal by investing primarily in a portfolio of high quality North Carolina municipal securities. The Equity Income Fund seeks to achieve its investment objective of providing long-term capital appreciation and income by investing primarily in dividend-paying common stocks, convertible preferred stocks, and convertible bonds, notes and debentures. The Southeast Equity Fund's investment objective is to provide long-term capital appreciation and income.

         The Funds each have three classes of shares known as Class A, Class B and Class C Shares. Class A Shares are offered with a maximum front-end sales charge of 4.50% for the Equity Growth Fund and Equity Income Fund and 2.75% for the Federal Securities Income Fund and North Carolina Tax-Free Bond Fund. Class B Shares are offered with a contingent deferred sales charge ("CDSC") declining from a maximum in the first year after purchase of 5.00% for the Equity Income Fund and the Centura Equity Growth Fund and 3.00% for each of the other Funds to a minimum in the fifth year after purchase of 1.00% for all of the Funds. This charge is imposed if shareholders redeem their shares within five years from the date of purchase. On the seventh anniversary of their purchase date, Class B Shares convert automatically to Class A Shares. Class C Shares are offered to accounts managed by the Adviser's Trust Department and to non-profit Institutions who invest at least $100,000, and there is no sales charge or CDSC imposed on this class.

         2. SIGNIFICANT ACCOUNTING POLICIES -- The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

         a. Security Valuation Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken from the exchange where the security is primarily traded. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Directors. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Directors. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

         b. Investment Transactions Transactions are recorded on the trade date. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income, including the amortization of discount or premium, is recorded as accrued. Dividends are recorded on the ex-dividend date.

         c. Federal Income Taxes Each Fund's policy is to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute taxable and tax-exempt income for their fiscal year. The Funds also intend to meet the distribution requirements to avoid the payment of an excise tax.

         d. Dividends To Shareholders The Equity Growth Fund and Equity Income Fund declare and pay dividends of substantially all of its net investment income monthly. The Federal Securities Income Fund and North Carolina Tax-Free Bond Fund declare dividends of substantially all of their net investment income daily and pay those dividends monthly. Each Fund will distribute, at least annually, substantially all net capital gains, if any, earned by such Fund. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

         e. Organization Expenses Costs incurred in connection with the organization and initial registration of the Company, which have been allocated among the Funds, have been deferred and are being amortized over a three or five year period, beginning with each Fund's commencement of operations.

         f. Determination of Net Asset Value and Allocation of Expenses Expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the Company in relation to the net assets of each Fund or on another reasonable basis. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Class specific expenses, as determined under applicable law and regulatory policy, are borne by the class incurring the expense.

         3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES -- Centura Bank ("Adviser") serves as the Company's investment adviser. Pursuant to the Advisory Contracts, the Adviser manages the investments of the Funds and continuously reviews, supervises and administers the Funds' investments. The Adviser is responsible for placing orders for the purchase and sale of investment securities directly with brokers and dealers selected at its discretion. The terms of the Advisory Contracts provide for annual fees at the following percentages of average daily net assets:

Southeast Equity Fund ...........................................0.70%

         For the year ended October 31, 1997, gross advisory fees and the corresponding waived fees are listed below:

                                           GROSS FEES            WAIVED FEES
                                           ----------            -----------
SOUTHEAST EQUITY FUND...................     $79,594               $25,157

----------------
(a) For the period from October 1, 1996 (commencement of operations) to October 31, 1997.

         Furman Selz LLC ("Furman Selz") provided the Funds with administrative, fund accounting and transfer agency services for the period from May 1, 1996 through September 30, 1996. Effective October 1, 1996, BISYS Fund Services, Inc. ("BISYS") became the Funds' transfer agent and fund accounting agent. Also effective October 1, 1996, BISYS Fund Services ("Administrator") became the Funds' administrator.

         Services provided under the Administrative Services Contracts include providing day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records and the preparation of reports. The terms of the Administrative Services Contracts provide for annual fees of 0.15% of average daily net assets of each Fund.

         For the year ended October 31, 1997, gross administration fees and the corresponding waived fees are listed below:

                                                GROSS FEES       WAIVED FEES
                                                ----------       -----------
SOUTHEAST EQUITY FUND .......................     $17,056          $5,391

Services provided under the Transfer Agency Agreements include providing personnel and facilities to perform shareholder servicing and transfer agency related services. The Transfer Agency Agreements provide for a per account fee and reimbursement for out-of-pocket expenses in connection with shareholder servicing. For the period from May 1, 1997 (commencement of operations) to October 31, 1997, transfer agent expenses incurred by the Southeast Equity Fund were $6,288.

         The terms of the Fund Accounting Agreements provide for each of the Funds to pay $2,500 per month to BISYS Fund Services. For the period from May 1, 1997 (commencement of operations) to October 31, 1997, fund accounting fees incurred by the Southeast Equity Fund were $16,928.

         Centura Funds Distributor, Inc. acts as the Funds' Distributor. The Distributor is an affiliate of the Funds' Administrator and was formed specifically to distribute the Funds.

         Each of the Funds has adopted a Service and Distribution Plan (the "Plan") with respect to its Class A and Class B Shares. The Plans provide that each class of shares will pay the Distributor a fee calculated as a percentage of the value of average daily net assets of that class as reimbursement for its costs incurred in financing certain distribution and shareholder service activities related to that class.

         The Class A Plan provides for payments by each Fund to the Distributor at an annual rate not to exceed 0.50% of the Fund's average net assets attributable to its Class A Shares. Such fees may include a Service Fee totaling up to 0.25% of the average annual net assets attributable to a Fund's Class A Shares. Service Fees are paid to securities dealers and other financial institutions for maintaining shareholder accounts and providing related services to shareholders. During the current fiscal year the Adviser has undertaken to limit 12b-1 fees for Class A Shares to 0.25%. For the period from May 1, 1997 (commencement of operations) to October 31, 1997, distribution fees incurred by the Southeast Equity Fund (Class A Shares) were $1,846. In addition, the Distributor also retains a portion of the front-end sales charge.

         The Class B Plan provides for payments by the Fund to the Distributor at an annual rate not to exceed 1.00% of the Fund's average net assets attributable to its Class B Shares. Such fees may include a Service Fee totaling up to 0.25% of the average annual net assets attributable to a Fund's Class B Shares. For the period from May 1, 1997 (commencement of operations) to October 31, 1997, distribution fees incurred by the Southeast Equity Fund (Class B Shares) were $5,700. The Distributor also receives the proceeds of any CDSC imposed on redemptions of Class B Shares.

         Centura Bank acts as custodian for the Funds. For furnishing custodial services, Centura Bank is paid a monthly fee with respect to the Funds at an annual rate based on a percentage of average daily net assets plus certain transaction and out-of-pocket expenses. For the period from May 1, 1997 (commencement of operations) to October 31, 1997, custodian fees and out-of-pocket expenses incurred by the Southeast Equity Fund were $8,067.

         4. CONCENTRATION OF CREDIT RISK -- The North Carolina Tax-Free Bond Fund invests substantially all of its assets in a varied portfolio of debt obligations issued by the State of North Carolina and its authorities and agencies. The issuers' abilities to meet their obligations may be affected by economic or political developments in the state of North Carolina.

         5. ACQUISITION OF CENTURA SOUTHEAST FUND AND CENTURA SOUTHEAST EMPLOYEES BENEFIT FUND -- On May 2, 1997, the Southeast Equity Fund issued Class C Shares to acquire all of the assets and liabilities of the Centura Southeast Fund and Centura Southeast Employees Benefit Fund. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

     Shares                           1,592,422

     Net Assets                     $15,924,220

     Net Asset Value                     $10.00

     Unrealized Appreciation           $778,713

         6. SECURITIES TRANSACTIONS -- The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 1997, were as follows:

                                             PURCHASES            SALES
                                             ---------            -----
SOUTHEAST EQUITY FUND....................   $12,047,284         $7,583,920

------
(a) For the period from October 1, 1996 (commencement of operations) to October 31, 1997.

Notes to Financial Statements
October 31, 1997
CENTURA FUNDS, INC.



5.  CAPITAL SHARE TRANSACTIONS (CONTINUED):


                                                               SOUTHEAST EQUITY FUND
                                                         ---------------------------------
                                                              AMOUNT            SHARES

                                                               FOR THE PERIOD ENDED
                                                                 OCTOBER 31, 1997
                                                         ---------------------------------
CLASS A SHARES:
      Shares issued                                      $       1,387,946         111,487
      Dividends reinvested                                           1,537             122
      Shares redeemed                                              (11,726)           (838)
                                                         -----------------    ------------
      Net Decrease - Class A Shares                      $       1,377,757         110,771
                                                         =================    ============

CLASS B SHARES:
      Shares issued                                      $       2,183,576         174,869
      Dividends reinvested                                           1,082              87
      Shares redeemed                                               (4,330)           (319)
                                                         -----------------    ------------
      Net Increase -  Class B Shares                     $       2,180,328         174,637
                                                         =================    ============

CLASS C SHARES:
      Shares issued                                      $      20,302,975       1,911,258
      Dividends reinvested                                          29,691           2,391
      Shares redeemed                                           (1,689,646)       (132,971)
                                                         -----------------    ------------
      Net Increase (Decrease) -
          Class C Shares                                        18,643,020       1,780,678
                                                         =================   =============

      Total Net Increase (Decrease)                      $      22,201,105       2,066,086
                                                         =================   =============

                               CENTURA FUNDS, INC.
                                 CLASS C SHARES

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                        GENERAL AND ACCOUNT INFORMATION:
                                 (800) 442-3688
                             CENTURA BANK -- ADVISER
                BISYS FUND SERVICES -- ADMINISTRATOR AND SPONSOR
                 CENTURA FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

     This Prospectus describes the five Funds (the "Funds") comprising Centura Funds, Inc. (the "Company"), a registered open-end management investment company advised by Centura Bank (the "Adviser"). Each Fund is a separate portfolio of the Company. The Funds described in this Prospectus are:

                           CENTURA EQUITY GROWTH FUND
                           CENTURA EQUITY INCOME FUND
                          CENTURA SOUTHEAST EQUITY FUND
                     CENTURA FEDERAL SECURITIES INCOME FUND
                    CENTURA NORTH CAROLINA TAX-FREE BOND FUND

     This Prospectus relates to Class C shares which only certain investors are eligible to purchase. Each Fund also has Class A shares and Class B shares. (See "Other Information -- Capitalization.")

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND FUND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN MUTUAL FUNDS, SUCH AS THE FUNDS, INVOLVE RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

     This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the Funds and should be read and retained for information about each Fund.

     A Statement of Additional Information (the "SAI"), dated August 28, 1997, containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into the Prospectus. It is available without charge and can be obtained by writing or calling the Funds at the address and information numbers printed above.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
                 COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
                  COMMISSION OR ANY STATE SECURITIES COMMISSION
                  PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                      PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

                 The Date of this Prospectus is August 28, 1997.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
Highlights.................................................................   3
Fund Expenses..............................................................   5
Financial Highlights.......................................................   6
The Funds..................................................................  11
Description Of Securities And Investment Practices.........................  14
Investment Restrictions....................................................  20
Risks Of Investing In The Funds............................................  21
Management Of The Funds....................................................  25
Minimum Purchase Requirements..............................................  28
Pricing And Purchase Of Fund Shares........................................  28
Exchange Of Fund Shares....................................................  28
Redemption Of Fund Shares..................................................  29
Portfolio Transactions.....................................................  31
Fund Share Valuation.......................................................  32
Dividends, Distributions, And Federal Income Taxation......................  32
Other Information..........................................................  35
Appendix...................................................................   i

                                   HIGHLIGHTS

THE FUNDS

     This prospectus describes the five funds comprising Centura Funds, Inc. (the "Company"). Each Fund has a distinct investment objective and policies, as described below. The investment objective of each Fund is a fundamental policy of the Fund and may not be changed without approval of the Fund's shareholders. See "The Funds." The Funds and their investment objectives and policies are as follows:

     - Centura Equity Growth Fund -- This Fund's objective is long-term capital appreciation. It invests in a diversified portfolio comprised mainly of publicly traded common and preferred stocks and securities convertible into or exchangeable for common stock. Although its investments will be principally in securities of U.S.-based companies; it may also invest in securities of foreign issuers, generally in the form of American Depositary Receipts ("ADRs").

     - Centura Equity Income Fund -- This Fund's objective is to provide long-term capital appreciation and income. The Fund invests primarily in dividend-paying common stocks, convertible preferred stocks, and convertible bonds, notes and debentures. It may also invest in securities believed to offer special capital appreciation opportunities. The Fund will invest primarily in securities of U.S.-based companies, but it may also invest in securities of non-U.S. issuers, generally through ADRs.

     - Centura Southeast Equity Fund -- This Fund's investment objective is long-term capital appreciation. The Fund invests primarily in a diversified portfolio of common and preferred stocks and securities convertible into common stock of companies that are headquartered or have substantial operations in the Southeastern region of the United States.

     - Centura Federal Securities Income Fund -- This Fund seeks to provide relatively high current income consistent with relative stability of principal and safety. The Fund invests primarily in securities issued by the U.S. Government, its agencies and instrumentalities. The maximum maturity of any such security will be 10 years. Generally, at least 70% of the Fund's portfolio will consist of direct obligations of the U.S. Treasury, with no more than 30% in securities of U.S. Government agencies and instrumentalities.

     - Centura North Carolina Tax-Free Bond Fund -- This Fund seeks to provide relatively high current income that is free of both Federal and North Carolina personal income tax, together with relative safety of principal. It invests primarily in a portfolio of high quality municipal securities with a maximum maturity of 15 years and an average portfolio maturity of 5 to 10 years.

RISKS OF INVESTING IN THE FUNDS

     Investment in each of the Funds involves certain risks. There can, of course, be no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in certain types of investments. Fund investments in securities of foreign issuers involves special risks not usually associated with investing in U.S. companies. Concentration of Centura North Carolina Tax-Free Bond Fund and Centura Southeast Equity Fund in securities of a single state or region, respectively, makes each of these Funds particularly vulnerable to events affecting that state or region, respectively. The Funds have authority, which they do not presently intend to use, to invest in various types of derivative instruments, which would entail special risks. Investors should be aware that the value of each Fund's shares will fluctuate, which may cause a loss in the principal value of the investment. See "Risks of Investing in the Funds."

THE ADVISER

     Management of the Funds is provided by Centura Bank (the "Adviser"), headquartered in Rocky Mount, North Carolina. For its advisory services, the Adviser, receives from each Fund a fee at an annual rate based on the Fund's average daily net assets. This fee is at an annual rate of 0.70% for Centura Equity Growth Fund, 0.70% for Centura Equity Income Fund, 0.70% for Centura Southeast Equity Fund, 0.30% for Centura Federal Securities Income Fund, and 0.35% for Centura North Carolina Tax-Free Bond Fund. Fees to the Adviser may be reduced pursuant to expense limitations. See "Management of the Funds."

THE DISTRIBUTOR, ADMINISTRATOR AND SPONSOR

     Centura Funds Distributor, Inc. (the "Distributor") distributes the Funds' shares. BISYS Fund Services, Inc. ("BISYS") acts as Sponsor and Administrator to the Funds. For its services as Administrator, each Fund pays BISYS a fee at the annual rate of 0.15% of its average daily net assets. BISYS also acts as transfer agent and fund accounting agent for the Funds, for which it receives additional fees.

CLASSES OF SHARES

     Class C shares are offered at net asset value with no sales charge, and no contingent deferred sales charge ("CDSC") is imposed on redemptions. Class C shares are available only to accounts managed by the Adviser's Trust Department. See "Pricing and Purchase of Fund Shares" and "Redemption of Fund Shares." Each of the Funds also offers Class A shares (subject to a front-end sales charge, unless waived) and Class B shares (subject to a CDSC, unless waived). See "Other Information --Capitalization."

     The Funds reserve the right to redeem upon not less than 30 days' notice all shares in a Fund's account which have an aggregate value of $1,000 or less.

     ALL DIVIDENDS AND DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED AT NET ASSET VALUE IN ADDITIONAL SHARES OF THE SAME CLASS OF THE APPLICABLE FUND UNLESS CASH PAYMENT IS REQUESTED. EACH OF THE FUNDS PAYS DIVIDENDS FROM INCOME, IF ANY, MONTHLY.

     SEE "PRICING AND PURCHASE OF FUND SHARES," "REDEMPTION OF FUND SHARES" AND "DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXATION" FOR MORE INFORMATION.

                                  FUND EXPENSES

     The following expense table indicates costs and expenses that an investor in Class C shares should anticipate incurring either directly or indirectly as a shareholder in the Funds.

                                   FEE TABLE*

                                                                                            CENTURA
                                                                                 CENTURA     NORTH
                                               CENTURA    CENTURA    CENTURA     FEDERAL    CAROLINA
                                               EQUITY     EQUITY    SOUTHEAST  SECURITIES   TAX-FREE
                                               GROWTH     INCOME     EQUITY      INCOME       BOND
                                                FUND       FUND       FUND        FUND        FUND
                                               CLASS C    CLASS C    CLASS C     CLASS C     CLASS C
                                               -------    -------    -------     -------     -------
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases
    (as a percentage of offering price)         None       None       None         None        None
Maximum Sales Charge Imposed on Reinvested
    Dividends (as a percentage of offering
    price)                                      None       None       None         None        None
Deferred Sales Charge (as a percentage of
    redemption proceeds)**                      None       None       None         None        None
Exchange Fees                                   None       None       None         None        None
Annual Fund Operating Expenses
    (as a percentage of average
              net assets annualized)
Management Fees (After Waiver)***               0.70       0.36       0.42         0.30        0.10
12b-1 Fees                                        --         --         --           --          --
Other Expenses (After Waiver)***                0.35       0.39       0.83         0.28        0.34
Total Portfolio Operating Expenses***           1.05       0.75       1.25         0.58        0.44

----------
* Class A shares of each Fund are subject to a maximum 12b-1 fee of 0.50% and a maximum front-end load of 4.50% for Centura Equity Growth Fund, Centura Equity Income Fund, and Centura Southeast Equity Fund, and 2.75% for each of the other Funds (unless waived). Class B shares of each Fund are subject to a 12b-1 fee of 1.00%, and a maximum contingent deferred sales charge ("CDSC") of 5.00% for Centura Equity Growth Fund, Centura Equity Income Fund, and Centura Southeast Equity Fund, and 3.00% for each of the other Funds (unless waived) for redemptions within five years of purchase.

** Shareholders who redeem shares by wire may be charged a fee by the banks receiving the wire payments on their behalf. (See "Redemption of Fund Shares.")

*** Amounts shown for "Management Fees," "Other Expenses" and "Total Portfolio Operating Expenses" for the Equity Income Fund and the North Carolina Tax-Free Bond Fund reflect reductions of fees payable by those Funds to the Adviser and for administrative and transfer agent services pursuant to agreements to limit fund expenses. Without these reductions, "Management Fees" for the Equity Income Fund and North Carolina Tax-Free Bond Fund, respectively, would be 0.70% and 0.35%, "Other Expenses" would be 0.47% and 0.45%, and "Total Portfolio Operating Expenses" would be 1.17% and 0.80%. "Management Fees," "Other Expenses" and Total Portfolio Operating Expenses for Centura Southeast Equity Fund reflect anticipated waivers. Without these reductions, "Management Fees," "Other Expenses" and "Total Portfolio Operating Expenses" for this Fund would be 0.70%, 0.89%, and 1.59%, respectively.

EXAMPLE:*

     An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                                                         CENTURA
                                                          CENTURA         NORTH
                  CENTURA      CENTURA      CENTURA       FEDERAL       CAROLINA
                  EQUITY       EQUITY      SOUTHEAST    SECURITIES      TAX-FREE
                  GROWTH       INCOME       EQUITY        INCOME          BOND
                   FUND         FUND         FUND          FUND           FUND
                  CLASS C      CLASS C      CLASS C       CLASS C        CLASS C
                  -------      -------      -------       -------        -------
1 Year             $  11        $   8        $  13         $   6          $   5
3 Years            $  33        $  24        $  40         $  19          $  14
5 years            $  58        $  42        $  69         $  32          $  25
10 Years           $ 128        $  93        $ 151         $  73          $  55

* This example should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount.

                              FINANCIAL HIGHLIGHTS

     The following table sets forth certain information for each Fund's fiscal periods ended April 30, 1997, April 30, 1996 and April 30, 1995. (No information is shown for Centura Southeast Equity Fund, which commenced operations on May 1, 1997.) The information set forth in this table has been audited by McGladrey & Pullen LLP, the Funds' independent accountant whose report on the financial statements is included in the Funds' Annual Report. The Annual Report also includes Management's Discussion of Fund Performance. The Annual Report may be obtained without charge. The financial statements from the Annual Report are also contained in the Statement of Additional Information, which is available without charge upon request. This information should be read in conjunction with the financial statements.

                           CENTURA EQUITY GROWTH FUND

                                        YEAR ENDED APRIL 30, 1997                    YEAR ENDED APRIL 30, 1996
                                  CLASS A       CLASS B         CLASS C       CLASS A       CLASS B         CLASS C
                                  -------       -------         -------       -------       -------         -------
NET ASSET VALUE, BEGINNING
   OF PERIOD                      $  14.31      $  14.24       $   14.31      $  10.70      $  10.69       $   10.70

INVESTMENT ACTIVITIES
   Net investment income              0.06         (0.04)           0.09          0.06         (0.06)           0.07
   Net realized and unrealized
     gains from investments           1.58          1.57           15.58          3.67          3.65            3.65
   Total from Investment
     activities                       1.64          1.53            1.67          3.70          3.59            3.72

DISTRIBUTIONS
   Net investment income             (0.06)        (0.01)          (0.09)        (0.05)           --           (0.07)
   Net realized  gains               (0.56)        (0.56)          (0.56)        (0.04)        (0.04)          (0.04)
   Total Distributions               (0.62)        (0.57)          (0.65)        (0.09)        (0.04)          (0.11)

NET ASSET VALUE, END
   OF PERIOD                      $  15.33      $  15.20       $   15.33      $  14.31      $  14.24       $   14.31

Total Return (excludes sales
   and redemption charges)           11.55%        10.78%          11.82%        34.72%        33.73%          34.97%

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of
     period (000)                 $  8,501      $  9,761       $ 147,213      $  5,740      $  6,194       $ 133,714
   Ratio of expenses to
     average net assets               1.30%         2.05%           1.05%         1.25%         2.02%           1.04%
   Ratio of  net investment
     income (loss) to average
      net assets                      0.42%        (0.33)%          0.67%         0.27%        (0.48)%          0.55%
   Ratio of expenses to
     average net assets*              1.55%         2.05%           1.05%              (d)            (d)            (d)
   Ratio of  net investment
     income (loss) to average
      net assets*                     0.17%        (0.33)%          0.67%              (d)            (d)            (d)
Portfolio Turnover                      67%(c)        67 %(c)         67%(c)        46%(c)        46 %(c)         46%(c)
Average Commission
   Rate Paid(f)                   $ 0.0805      $ 0.0805       $  0.0805            --            --              --


                                    PERIOD ENDED APRIL 30, 1995(A)
                                  CLASS A      CLASS B        CLASS C
                                  -------      -------        -------
NET ASSET VALUE, BEGINNING
   OF PERIOD                      $ 10.00      $  10.00      $  10.00

INVESTMENT ACTIVITIES
   Net investment income             0.06          0.03          0.07
   Net realized and unrealized
     gains from investments          0.70          0.69          0.70
   Total from Investment
     activities                      0.76          0.72          0.77

DISTRIBUTIONS
   Net investment income            (0.06)        (0.03)        (0.07)
   Net realized  gains                 --            --            --
   Total Distributions              (0.06)        (0.03)        (0.07)

NET ASSET VALUE, END
   OF PERIOD                      $ 10.70      $  10.69      $  10.70

Total Return (excludes sales
   and redemption charges)           7.64%(e)      7.23%(e)      7.71%(e)


RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of
     period (000)                 $   968      $  1,362      $ 84,004
   Ratio of expenses to
     average net assets              1.25%(b)      2.03%(b)      1.04%(b)
   Ratio of  net investment
     income (loss) to average
      net assets                     0.63%(b)      0.00%(b)      0.79%(b)
   Ratio of expenses to
     average net assets*             1.32%(b)      2.06%(b)      1.07%(b)
   Ratio of  net investment
     income (loss) to average
      net assets*                    0.60%(b)    (0.03)%(b)      0.76%(b)
Portfolio Turnover                     44%(c)        44%(c)        44%(c)
Average Commission
   Rate Paid(f)                        --            --            --

----------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) For the period from June 1, 1994 (commencement of operations) to April 30, 1995.

(b)  Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  There were no waivers or reimbursements during the period.

(e)  Not annualized.

(f) Represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.

                                                              EQUITY INCOME FUND
                                                                 PERIOD ENDED
                                                               APRIL 30, 1997(A)
                                                    CLASS A        CLASS B        CLASS C
                                                    -------        -------        -------
NET ASSET VALUE, BEGINNING OF PERIOD                $  10.00       $  10.00       $  10.00

INVESTMENT ACTIVITIES
   Net investment income                                0.14           0.11           0.15
   Net realized and unrealized gains
     from investments                                   0.93           0.90           0.91
   Total from Investment Activities                     1.07           1.01           1.06
DISTRIBUTIONS
   Net investment income                               (0.14)         (0.11)         (0.15)
   Net realized gains                                  (0.02)         (0.02)         (0.02)
   Total Distributions                                 (0.16)         (0.13)         (0.17)

NET ASSET VALUE, END OF PERIOD                      $  10.91       $  10.88       $  10.89

Total return (excludes sales and
   redemption charges)(d)                              10.69%         10.15%         10.65%

RATIOS/SUPPLEMENTARY DATA:
   Net assets at end of period (000)                $    338       $    427       $ 52,486
   Ratio of expenses to average net assets(b)           0.99%          1.71%          0.75%
   Ratio of net investment income (loss)
     to average net assets(b)                           2.15%          1.52%          2.45%
   Ratio of expenses to average net assets*(b) .        1.65%          2.12%          1.17%
   Ratio of net investment income (loss)
     to average net assets*(b)                          1.48%          1.10%          2.03%
Portfolio Turnover                                        24%(c)         24%(c)         24%(c)
Average Commission Rate Paid(e)                     $ 0.0898       $ 0.0898       $ 0.0898

----------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) For the period from October 1, 1996 (commencement of operations) to April 30, 1997.

(b)  Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Not annualized.

(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold by the Fund for which commissions where charged.

                         FEDERAL SECURITIES INCOME FUND

                                           YEAR ENDED APRIL 30, 1997                         YEAR ENDED APRIL 30, 1996
                                    CLASS A         CLASS B         CLASS C           CLASS A         CLASS B         CLASS C
                                    -------         -------         -------           -------         -------         -------
NET ASSET VALUE, BEGINNING
   OF PERIOD                      $     10.01     $     10.01     $     10.01       $      9.97     $      9.97     $      9.97

INVESTMENT ACTIVITIES
   Net investment income                 0.56            0.50            0.59              0.57            0.50            0.60
   Net realized and unrealized
     gains from investments             (0.07)          (0.07)          (0.07)             0.04            0.04            0.04
   Total from Investment
     activities                          0.49            0.43            0.52              0.61            0.54            0.64

DISTRIBUTIONS
   Net investment income                (0.56)          (0.50)          (0.59)            (0.57)          (0.50)          (0.60)
   Total Distributions                  (0.56)          (0.50)          (0.59)            (0.57)          (0.50)          (0.60)

NET ASSET VALUE, END
   OF PERIOD                      $      9.94     $      9.94     $      9.94       $     10.01     $     10.01     $     10.01

Total Return (excludes sales
   and redemption charges)               5.07%           4.46%           5.33%             6.20%           5.40%           6.47%

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of
     period (000)                 $       481     $       194     $   119,434       $       526     $       176     $   109,775
   Ratio of expenses to
     average net assets                  0.82%           1.40%           0.58%             0.85%           1.61%           0.61%
   Ratio of  net investment
     income (loss) to average
      net assets                         5.63%           5.04%           5.88%             5.61%           4.84%           5.88%
   Ratio of expenses to
     average net assets*                 1.07%           1.65%           0.58%                  (d)             (d)             (d)
   Ratio of  net investment
     income (loss) to average
      net assets*                        5.38%           4.79%           5.88%                  (d)             (d)             (d)
Portfolio Turnover                         26%(c)          26%(c)          26%(c)            34%(c)          34%(c)          34%(c)


                                        PERIOD ENDED APRIL 30, 1995(A)
                                   CLASS A          CLASS B         CLASS C
                                   -------          -------         -------
NET ASSET VALUE, BEGINNING
   OF PERIOD                      $    10.00      $    10.00      $    10.00

INVESTMENT ACTIVITIES
   Net investment income                0.52            0.45            0.54
   Net realized and unrealized
     gains from investments            (0.03)          (0.03)          (0.03)
   Total from Investment
     activities                         0.49            0.42            0.51

DISTRIBUTIONS
   Net investment income               (0.52)          (0.45)          (0.54)
   Total Distributions                 (0.52)          (0.45)          (0.54)

NET ASSET VALUE, END
   OF PERIOD                      $     9.97      $     9.97      $     9.97

Total Return (excludes sales
   and redemption charges)              5.02%(e)        4.32%(e)        5.28%(e)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of
     period (000)                 $      247      $      118      $   93,807
   Ratio of expenses to
     average net assets                 0.86%(b)        1.61%(b)        0.63%(b)
   Ratio of  net investment
     income (loss) to average
      net assets                        5.58%(b)        4.86%(b)        5.97%(b)
   Ratio of expenses to
     average net assets*                0.89%(b)        1.64%(b)        0.66%(b)
   Ratio of  net investment
     income (loss) to average
      net assets*                       5.55%(b)        4.83%(b)        5.94%(b)
Portfolio Turnover                        42%(c)          42%(c)          42%(c)

----------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) For the period from June 1, 1994 (commencement of operations) to April 30, 1995.

(b)  Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  There were no waivers or reimbursements during the period.

(e)  Not annualized.

                          NORTH CAROLINA TAX-FREE FUND

                                           YEAR ENDED APRIL 30, 1997                          YEAR ENDED APRIL 30, 1996
                                   CLASS A           CLASS B        CLASS C            CLASS A         CLASS B         CLASS C
                                   -------           -------        -------            -------         -------         -------
NET ASSET VALUE, BEGINNING
   OF PERIOD                      $    10.04       $    10.04      $    10.04         $     9.98      $     9.98      $     9.98

INVESTMENT ACTIVITIES
   Net investment income                0.43             0.37            0.46               0.42            0.34            0.44
   Net realized and unrealized
     gains from investments             0.03             0.03            0.03               0.13            0.13            0.13
   Total from Investment
     activities                         0.46             0.40            0.49               0.55            0.47            0.57

DISTRIBUTIONS
   Net investment income               (0.43)           (0.37)          (0.46)             (0.42)          (0.34)          (0.44)
   Net realized gains                  (0.09)           (0.09)          (0.09)             (0.07)          (0.07)          (0.07)
   Total Distributions                 (0.52)           (0.46)          (0.55)             (0.49)          (0.41)          (0.51)

NET ASSET VALUE, END
   OF PERIOD                      $     9.98       $     9.98      $     9.98         $    10.04      $    10.04      $    10.04

Total Return (excludes sales
   and redemption charges)              4.71%            4.11%           4.97%              5.50%           4.72%           5.78%

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of
     period (000)                 $    3,823       $      430      $   32,159         $    3,927      $      393      $   37,009
   Ratio of expenses to
     average net assets                 0.69%            1.27%           0.44%              0.68%           1.44%           0.44%
   Ratio of  net investment
     income (loss) to average
      net assets                        4.31%            3.73%           4.56%              3.98%           3.30%           4.32%
   Ratio of expenses to
     average net assets*                3.70%            3.12%           4.20%              3.62%           2.94%           3.96%
   Ratio of  net investment
     income (loss) to average
      net assets*                       3.70%            3.12%           4.20%              3.62%           2.94%           3.96%
Portfolio Turnover                        34%(c)           34%(c)          34%(c)             80%(c)          80%(c)          80%(c)


                                          PERIOD ENDED APRIL 30, 1995(A)
                                   CLASS A          CLASS B            CLASS C
                                   -------          -------            -------
NET ASSET VALUE, BEGINNING
   OF PERIOD                      $    10.00      $    10.00         $    10.00

INVESTMENT ACTIVITIES
   Net investment income                0.39            0.32               0.41
   Net realized and unrealized
     gains from investments            (0.02)          (0.02)             (0.02)
   Total from Investment
     activities                         0.37            0.30               0.39

DISTRIBUTIONS
   Net investment income               (0.39)          (0.32)             (0.41)
   Net realized gains                     --              --                 --
   Total Distributions                 (0.39)          (0.32)             (0.41)

NET ASSET VALUE, END
   OF PERIOD                      $     9.98      $     9.98         $     9.98

Total Return (excludes sales
   and redemption charges)              3.77%(e)        3.09%(e)           4.08%(e)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of
     period (000)                 $      429      $      275         $   34,885
   Ratio of expenses to
     average net assets                 0.42%(b)        0.99%(b)           0.41%(b)
   Ratio of  net investment
     income (loss) to average
      net assets                        4.46%(b)        3.89%(b)           4.64%(b)
   Ratio of expenses to
     average net assets*                3.96%(b)        3.39%(b)           4.14%(b)
   Ratio of  net investment
     income (loss) to average
      net assets*                       3.96%(b)        3.39%(b)           4.14%(b)
Portfolio Turnover                       121%(c)         121%(c)            121%(c)

----------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) For the period from June 1, 1994 (commencement of operations) to April 30, 1995.

(b)  Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Not annualized.

                                    THE FUNDS

     Each Fund is a separate diversified investment fund or portfolio, commonly known as a mutual fund. The Funds are portfolios of the Company, which was organized under the laws of the State of Maryland on March 1, 1994 as an open-end, management investment company. Centura Equity Income Fund and Centura Southeast Equity Fund were established as new portfolios of the Company on August 28, 1996 and March 28, 1997, respectively. The Company's Board of Directors oversees the overall management of the Funds and elects the Funds' officers.

     Centura Equity Growth Fund. Investors seeking long-term growth of capital and for whom current income is not an objective should consider investing in Centura Equity Growth Fund.

     The investment objective of Centura Equity Growth Fund is long-term capital appreciation. The Fund invests primarily in a diversified portfolio of publicly traded common and preferred stocks and securities convertible into or exchangeable for common stock. The Adviser uses fundamental analysis to select stocks for the Fund's portfolio and the Fund will invest primarily in stocks of established growth companies that are undervalued relative to their industry or to their historical valuation ranges. However, the Adviser may also invest in companies which it believes have improving prospects whose equity securities are currently selling below their estimated intrinsic value. In addition, out-of-favor growth cyclicals may be used if the adviser anticipates a sustainable earnings recovery for these companies. The Fund expects to invest primarily in securities of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through American Depository Receipts ("ADRs"). Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities and convertible securities. However, the Fund may invest without limit in debt instruments for temporary defensive purposes when the Adviser has determined that abnormal market or economic conditions so warrant. These debt obligations may include U.S. Government securities; certificates of deposit, bankers' acceptances and other short-term debt obligations of banks with total assets of at least $1,000,000,000; debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments); commercial paper; and repurchase agreements with respect to securities in which the Fund is authorized to invest. Although the Fund's investments in such debt securities and in convertible and preferred stock will generally be rated A, A-1, or better by Standard & Poor's Corporation ("S&P") or A, Prime-1 or better by Moody's Investors Service, Inc. ("Moody's"), or deemed of comparable quality by the Adviser, the Fund is authorized to invest up to 15% of its assets in securities rated as low as BBB by S&P or Baa by Moody's, or deemed of comparable quality by the Adviser. Securities rated BBB or Baa, or deemed equivalent to such securities, may have speculative characteristics. See "Risks of Investing in the Funds." If any security held by the Fund is downgraded below BBB/Baa (or so deemed by the Adviser), the securities will generally be sold unless it is determined that such sale is not in the best interest of the Fund. The Fund will invest in no securities rated below BBB or Baa.

     Centura Equity Income Fund. Investors seeking long-term growth and income should consider an investment in Centura Equity Income Fund.

     The investment objective of Centura Equity Income Fund is to provide long-term capital appreciation and income. This Fund invests primarily in dividend-paying common stocks, convertible preferred stocks, and convertible bonds, notes and debentures. In managing this Fund, the Adviser uses fundamental analysis to select stocks for the Fund's portfolio. The Fund will invest primarily in the stocks of established companies with above average dividend yields and/or prospects for increasing dividends. However, the Adviser may also select stocks (or convertible securities) of companies that it believes offer special appreciation opportunities because they are undervalued in the marketplace based on such factors as price/earnings ratios or the ratio of stock price to the company's inherent asset value, book value, cash flow or underlying franchise value. The Fund expects to invest primarily in securities of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through ADRs. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities and convertible securities and at least 65% of such assets will be invested in income producing securities.

However, for temporary defensive purposes when the Adviser has determined that abnormal market or economic conditions so warrant, the Fund may invest without limit in debt instruments of the same types, and subject to the same conditions, as Centura Equity Growth Fund under such circumstances.

     Centura Southeast Equity Fund. Investors seeking long-term growth of capital through investment in companies of the southeastern United States should consider investing in Centura Southeast Equity Fund.

     The investment objective of the Centura Southeast Equity Fund is long-term capital appreciation. The Fund invests primarily in a diversified portfolio of common and preferred stocks and securities convertible into common stock of companies headquartered or with substantial operations in the southeastern region of the United States. For a company to qualify as having "substantial operations" in the southeastern United States, it must derive at least 50% of its income from or have at least 50% of its physical assets located within the region. The southeastern region includes Alabama, Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee, and Virginia. From time to time the Fund may also invest substantially in companies headquartered or with substantial operations in the state of Texas.

     The Adviser uses fundamental analysis to select stocks of issuers that are undervalued relative to their industry or their historical valuation ranges. However, the Adviser may also invest in companies which it believes have improving prospects, whose equity securities are selling below their estimated intrinsic value. In addition, out-of-favor cyclicals may be purchased if the Adviser anticipates a sustainable earnings recovery. Under normal market conditions, at least 65% of the Fund's total assets will be invested in securities of southeastern issuers, and at least 65% of its total assets will be invested in equity securities or securities convertible into equity securities. Under normal market conditions, the Adviser anticipates investing a majority of the Fund's assets in securities of small to medium sized companies. Subject to the foregoing, the Fund also has authority to invest in equity and debt securities of non-southeastern issuers and non-U.S. issuers. Its investments in non-U.S. issuers will generally be in the form of American Depository Receipts ("ADRs"). For temporary defensive purposes during abnormal market or economic conditions, the Fund may invest without limit in debt instruments of the same type, and subject to the same conditions, as Centura Equity Growth Fund under such circumstances.

     Centura Federal Securities Income Fund. Investors seeking relatively high current income from a portfolio of U.S. Government securities should consider investing in Centura Federal Securities Income Fund.

     The investment objective of Centura Federal Securities Income Fund is to provide high current income consistent with relative stability of principal and safety. It pursues this objective by investing primarily in securities issued by the U.S. Government, its agencies and instrumentalities with maximum maturities of ten years. These securities typically display greater price stability and safety than debt securities of longer maturity and lower quality, although the latter generally offer higher income. In addition to limiting the maturity of its portfolio securities, the Fund attempts to moderate principal fluctuations by investing at least 70% of its portfolio in direct obligations of the U.S. Treasury, with no more than 30% in securities of U.S. Government agencies and instrumentalities, and by using a modified "laddering" approach to structuring the Fund's portfolio -- i.e., by investing in securities with different maturities and adjusting their relative proportions, as well as the maximum and average maturity of its portfolio securities, to adapt to various market conditions. Using this approach, the Fund hopes both to capture a high proportion of the currently available yield on fixed income securities and to limit volatility.

     To permit desirable flexibility, the Fund has authority to invest in corporate debt securities rated A or better by S&P or Moody's (or deemed of comparable quality by the Adviser) and high quality money market instruments including commercial paper rated A-1 or better by S&P or Prime-1 or better by Moody's (or deemed by the Adviser to be of comparable quality); certificates of deposit, bankers' acceptances and other short-term debt obligations of banks with total assets of at least $1,000,000,000; and repurchase agreements with respect to securities in which the Fund is authorized to invest.

     Centura North Carolina Tax-Free Bond Fund. Investors seeking dividend income that is generally free of regular federal and North Carolina personal income taxes should consider investing in the Centura North Carolina Tax-Free Bond Fund.

     The investment objective of Centura North Carolina Tax-Free Bond Fund is relatively high current income that is free of both regular federal and North Carolina personal income tax, together with relative safety of principal. This Fund invests primarily in a portfolio of obligations issued by the state of North Carolina, its political subdivisions, and their agencies and instrumentalities, the income from which, in the opinion of the issuer's bond counsel, is exempt from regular federal and North Carolina personal income taxes ("North Carolina Municipal Obligations"). By limiting the Fund's average portfolio maturity to between 5 and 10 years, with a maximum maturity for any portfolio security of 15 years, the Fund seeks to capture a high proportion of the currently available return on North Carolina Municipal Obligations while providing greater safety of principal than would be available from longer term municipal securities. It also seeks to moderate price fluctuations by diversifying its investments among different municipal issuers and by limiting its investments to securities of high quality.

     The Fund seeks to provide income that is fully free from regular federal and North Carolina personal income taxes, as well as from the federal alternative minimum tax. To provide the flexibility to deal with a variety of market circumstances, however, the Fund has limited authority (a) to invest in municipal obligations of other states ("Municipal Obligations"), the income from which would not be free from North Carolina income tax, (b) to invest up to 10% of its assets in municipal obligations subject to the federal alternative minimum tax ("AMT Obligations"), and (c) to invest up to 20% of its assets in AMT Obligations plus cash reserves and obligations producing taxable income, including obligations of the U.S. Government, its agencies and instrumentalities; certificates of deposit, bankers' acceptances and other short-term debt obligations of U.S banks with total assets of at least $1,000,000,000; commercial paper rated A-1 or better by S&P or Prime-1 or better by Moody's (or deemed by the Adviser to be of comparable quality); and repurchase agreements relating to underlying securities in which the Fund is authorized to invest. For temporary defensive purposes when the Adviser has determined that abnormal market and economic conditions so warrant, the Fund may invest up to 50% of its assets in investments producing taxable income and AMT Obligations. Any distributions by the Fund of capital gains and other income that are not designated by the Fund as "exempt-interest" dividends will normally be subject to federal, state and, in some cases, local tax. As a fundamental policy, during periods of normal market conditions, at least 80% of the Fund's net assets will be invested in securities the interest income from which is exempt from the regular federal income tax. Additionally, under normal circumstances, (a) at least 65% of the Fund's total assets will be invested in "bonds" -- i.e. debt obligations with a duration of at least one year from the date of issue, and (b) at least 65% of the value of the Fund's total assets will be invested in bonds that are North Carolina Municipal Obligations. Tax advisers should be consulted regarding tax effects for particular investors.

     The Fund's quality criteria require that the Fund purchase Municipal Obligations rated A, SP-1 or better by S&P or A, MIG-1 or better by Moody's; commercial paper rated A-1 or better by S&P or Prime-1 or better by Moody's; corporate debt securities rated A or better by S&P or Moody's (or debt securities given equivalent ratings by at least two other nationally recognized statistical rating organizations ("NRSROs")) or, if any of such securities are not rated, that they be of comparable quality in the Adviser's opinion. For more information on Municipal Obligations and North Carolina Municipal Obligations, see "Description of Securities and Investment Practices" and "Risks of Investing in the Funds."

     In determining to invest in a particular Municipal Obligation, the Adviser will rely on the opinion of bond counsel for the issuer as to the validity of the security and the exemption of interest on such security from federal and relevant state income taxes, and the Adviser will not make an independent investigation of the basis for any such opinion.

OTHER INVESTMENT POLICIES OF THE FUNDS

     Each of the Funds may also invest up to 5% of its total assets in another investment company, not to exceed 10% of the value of its total assets in the securities of other investment companies. Taxable distributions earned from other investment companies will, likewise, represent taxable income to a Fund. A Fund will incur additional expenses due to the duplication of expenses as a result of investing in funds other than the Funds. Each of the Funds has authority, which it does not presently intend to exercise, to invest in futures and options contracts and to lend its portfolio securities. For information concerning these practices, see "Investment Policies" in the SAI.

               DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES

     U.S. GOVERNMENT SECURITIES (All Funds). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds.

     U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and Federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates issued by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan Banks, Federal Farm Credit Banks, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     Bank Obligations (All Funds). These obligations include negotiable certificates of deposit and bankers' acceptances. The Funds limit their bank investments to dollar-denominated obligations of U.S. or foreign banks which have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or whose deposits are insured by the Federal Deposit Insurance Corporation.

     Commercial Paper (All Funds). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities.

     Corporate Debt Securities (All Funds). A Fund's investments in corporate debt securities are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the previously disclosed minimum ratings and maturity criteria established for the Fund under the direction of the Board of Directors and the Fund's Adviser or, if unrated, are in the Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. See "The Funds."

     Repurchase Agreements (All Funds). Securities held by the Funds may be subject to repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. These agreements permit the Funds to earn income for periods as short as overnight. Repurchase agreements may be considered to be loans by the purchaser collateralized by the underlying securities. These agreements will be fully collateralized at all times and the collateral will be marked-to-market daily. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which in the opinion of the Adviser, present minimal credit risks in accordance with guidelines adopted by the Board of Directors. In the event of default by the seller under the repurchase agreement a Fund may have problems in exercising its rights to the underlying securities and may experience time delays in connection with the disposition of such securities.

     Loans Of Portfolio Securities (All Funds). To increase current income each Fund may lend its portfolio securities worth up to 5% of that Fund's total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned. For further information, see the SAI.

     Variable And Floating Rate Demand And Master Demand Notes (All Funds). The Funds may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution. The repurchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. A Fund's investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days' notice, in combination with the Fund's other investments in illiquid instruments, will be limited to an aggregate total of 15% of that Fund's net assets.

     The Funds may also buy variable rate master demand notes. The terms of these obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Funds have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this Prospectus for commercial paper obligations.

     Forward Commitments And When-Issued Securities (All Funds). A Fund may purchase when-issued securities and make contracts to purchase securities for a fixed price at a future date beyond customary settlement time if the Fund holds, and maintains until the settlement date in a segregated account cash, U.S. Government securities or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued basis and forward commitments involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although a Fund may earn interest on securities it has deposited in the segregated account because it does not pay for the when-issued securities until they are delivered. Investing in when-issued securities has the effect of (but is not the same as) leveraging the Fund's assets. Although a Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, that Fund may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon such sales.

     Mortgage-Related Securities (Centura Equity Income Fund, Centura Federal Securities Income Fund and Centura North Carolina Tax-Free Bond Fund). Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Centura North Carolina Tax-Free Bond Fund may invest only in those mortgage pass-through securities whose payments are tax-exempt. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate (the "CPR"), or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in mortgage-related securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related activities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by a Fund would tend to drop and the portfolio-weighted average life of the securities held by a Fund may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility. Under these circumstances, a Manager may, but is not required to, sell securities in part in order to maintain an appropriate portfolio-weighted average life.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (such as securities guaranteed by the Government National Mortgage Association ("GNMA"); or guaranteed by agencies or instrumentalities of the U.S. Government (such as securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     A Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs") which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. CMOs may be issued by government and non-governmental entities. Some CMOs are debt obligations of FHLMC issued in multiple classes with different maturity dates secured by the pledge of a pool of conventional mortgages purchased by FHLMC. Other types of CMOs are issued by corporate issuers in several series, with the proceeds used to purchase mortgages or mortgage pass-through certificates. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. To the extent a particular CMO is issued by an investment company, a Fund's ability to invest in such CMOs will be limited. See "The Funds --Other Investment Policies of the Funds."

     Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different from the stated maturity of the security.

     It is anticipated that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with a Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities, but no investments will be made in such securities until the Fund's prospectus and/or SAI have been revised to reflect such securities.

     Other Asset-Backed Securities (Centura Equity Income Fund, Centura Federal Securities Income Fund and Centura North Carolina Tax-Free Bond Fund). Other asset-backed securities (unrelated to mortgage loans) are developed from time to time and may be purchased by a Fund to the extent consistent with its investment objective and policies, but only after disclosure reflecting such securities has been added to the Fund's prospectus and/or SAI.

     Foreign Securities (Centura Equity Growth Fund, Centura Equity Income Fund and Centura Southeast Equity Fund). These Funds may invest in securities represented by American Depositary Receipts ("ADRs"). ADRs are dollar-denominated receipts generally issued by domestic banks, which represent the deposit with the bank of a security of a foreign issuer, and which are publicly traded on exchanges or over-the-counter in the United States. There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depositary and the shareholders. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment. In addition, in an unsponsored ADR program, there may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports. For more information, see "Risks of Investing in the Funds."

     Forward Foreign Currency Transactions (Centura Equity Growth Fund, Centura Equity Income Fund and Centura Southeast Equity Fund). These Funds may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. These contracts, which involve costs, permit a Fund to purchase or sell a specific amount of a particular currency at a specified price on a specified future date. A Fund will realize a benefit from this type of contract only to the extent that the relevant currencies move as anticipated. If the currencies do not move as anticipated, the contracts may cause greater loss to a Fund than if they had not been used. See the SAI for further information concerning forward foreign currency transactions.

     Futures Contracts And Options (All Funds). The Funds may purchase and sell futures contracts on securities, currencies, and indices of securities, and write and sell put and call options on securities, currencies and indices of securities as a hedge against changes in interest rates, stock prices, currency fluctuations and other market developments, provided that not more than 5% of a Fund's net assets are committed to margin deposits on futures contracts and premiums for options. See the SAI for information about futures and options. See "Risks of Investing in the Funds" for a discussion of risks related to investing in futures and options.

     Municipal Obligations (Centura North Carolina Tax-Free Bond Fund). The Fund may invest in securities issued by states, their political subdivisions and agencies and instrumentalities of the foregoing, the income from which, in the opinion of bond counsel for the issuer, is exempt from regular income taxes by the federal government and state of the issuing entity ("Municipal Obligations"). Such Municipal Obligations include municipal bonds, floating rate and variable rate Municipal Obligations, participation interests in municipal bonds, tax-exempt asset-backed certificates, tax-exempt commercial paper, short-term municipal notes, and stand-by commitments. It may be anticipated that governmental, government-related or private entities will create other tax-exempt investments in addition to those described above. As new types of tax-exempt vehicles are developed, the Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such types of Municipal Obligations, but will not make such investments until they are reflected in the Fund's prospectus and/or SAI. The Fund will purchase only Municipal Obligations rated A, SP-1 or better by S&P or A, MIG-1 or better by Moody's (or given equivalent ratings by another NRSRO) or, if the securities are not rated, are of comparable quality in the Adviser's opinion. Municipal Obligations in which the Fund may invest include "general obligation" and "revenue" securities. General obligation securities are backed by the issuer's full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited in terms of rate or amount or special assessments. Revenue securities are secured primarily by net revenues generated by a particular facility or group of facilities, or by the proceeds of a special excise or other specific revenue source. Additional security may be provided by a debt service reserve fund. Municipal bonds include industrial development bonds ("IDBs"), moral obligation bonds, put bonds and private activity bonds ("PABs"). PABs generally relate to the financing of a facility used by a private entity or entities. The credit quality of such bonds is usually directly related to that of the users of the facilities. The interest on most PABs is an item of tax preference for purposes of the Federal alternative minimum tax and Fund distributions attributable to such interest likewise, constitute an item of tax preference. For information on the risks related to the Fund's concentration in North Carolina Municipal Obligations, see "Risks of Investing in the Funds."

     Municipal Lease Obligations (Centura North Carolina Tax-Free Bond Fund). The Fund may invest in municipal lease obligations including certificates of participation ("COPs"), which finance a variety of public projects. Because of the way these instruments are structured, they may carry a greater risk than other types of Municipal Obligations. The Fund may invest in lease obligations only when they are rated by a rating agency or, if unrated, are deemed by the Adviser, to be of a quality comparable to the Fund's quality standards. With respect to any such unrated municipal lease obligations in which the Fund invests, the Company's Board of Directors will be responsible for determining their credit quality, on an ongoing basis, including assessing the likelihood that the lease will not be canceled. Prior to purchasing a municipal lease obligation and on a regular basis thereafter, the Adviser will evaluate the credit quality and, pursuant to guidelines adopted by the Directors, the liquidity of the security. In making its evaluation, the Adviser will consider various credit factors, such as the necessity of the project, the municipality's credit quality, future borrowing plans, and sources of revenue pledged for lease repayment, general economic conditions in the region where the security is issued, and liquidity factors, such as dealer activity. For discussion regarding municipal lease obligations, see "Risks of Investing in the Funds" in this Prospectus and "Investment Policies" in the SAI.

     Stand-By Commitments (Centura North Carolina Tax-Free Bond Fund). The Fund may acquire "stand-by commitments," which will enable it to improve its portfolio liquidity by making available same-day settlements on sales of its securities. A stand-by commitment gives the Fund, when it purchases a Municipal Obligation from a broker, dealer or other financial institution ("seller"), the right to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as "puts." The Fund may acquire stand-by commitments solely to facilitate portfolio liquidity and not to protect against changes in the market price of the Fund's portfolio securities. The exercise by the Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

     The Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund will pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

     It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Directors will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security win ordinarily be valued at such exercise price. Where the Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

     There is no assurance that stand-by commitments will be available to the Fund nor does the Fund assume that such commitments would continue to be available under all market conditions.

     Third Party Puts (Centura North Carolina Tax-Free Bond Fund). The Fund may also purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement. In the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically. The risk to the Fund in this case will be that of holding a long-term bond which would tend to lengthen the weighted average maturity of the Fund's portfolio.

     These bonds coupled with puts may present tax issues also associated with stand-by commitments. As with any stand-by commitments acquired by the Fund, the Fund intends to take the position that it is the owner of any Municipal Obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such Municipal Obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Adviser intends to manage the Fund's portfolio in a manner designed to minimize any adverse impact from these investments.

     Participation Interests (Centura North Carolina Tax-Free Bond Fund). The Fund may purchase from banks participation interests in all or part of specific holdings of Municipal Obligations. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Fund's Adviser has determined meets the prescribed quality standards of the Fund. Thus either the credit of the issuer of the Municipal Obligation or the selling bank, or both, will meet the quality standards of the Fund. The Fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Fund's interest in the Municipal Obligation plus accrued interest, but only (a) as required to provide liquidity to the Fund, (b) to maintain a high quality investment portfolio or (c) upon a default under the terms of the Municipal Obligation. The selling bank will receive a fee from the Fund in connection with the arrangement. The Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service satisfactory to the Adviser that interest earned by the Fund on Municipal Obligations on which it holds participation interests is exempt from federal income tax.

                             INVESTMENT RESTRICTIONS

The following restrictions are applicable to each of the Funds, except as otherwise indicated.

     (1) No Fund may, with respect to 75% of its total assets, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of such assets in the securities or instruments of any one issuer, except securities or instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     (2) No Fund may purchase securities or instruments which would cause 25% or more of the market value of its total assets at the time of such purchase to be invested in securities or instruments of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the U.S. Government, its agencies and instrumentalities.

     (3) No Fund may borrow money, except that a Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes. A Fund will make no purchase if its outstanding borrowings exceed 5% of its total assets.

     (4) No Fund may make loans, except that a Fund may (a) lend its portfolio securities, (b) enter into repurchase agreements with respect to its portfolio securities, and (c) purchase the types of debt instruments described in this Prospectus or the SAI.

     For purposes of investment restriction number (1), Centura North Carolina Tax-Free Bond Fund considers a Municipal Obligation to be issued by the governmental entity (or entities) whose assets and revenues back the Municipal Obligation. For a Municipal Obligation backed only by the assets and revenues of a nongovernmental user, such user is deemed to be the issuer; such issuers, to the extent their principal business activities are in the same industry, are also subject to investment restriction (2). For purposes of investment restriction (2), public utilities are not deemed to be a single industry but are separated by industrial categories, such as telephone or gas utilities.

     The foregoing investment restrictions and those described in the SAI as fundamental are policies of each Fund which may be changed with respect to that Fund only when permitted by law and approved by the holders of a majority of the applicable Fund's outstanding voting securities as described under "Other Information -- Voting."

     Additionally, as a non-fundamental policy, no Fund may invest more than 15% of the aggregate value of its net assets in investments which are illiquid, or not readily marketable (including repurchase agreements having maturities of more than seven calendar days and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days' notice).

     If a percentage restriction on investment policies or the investment or use of assets set forth in this Prospectus are adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

                         RISKS OF INVESTING IN THE FUNDS

     The price per share of each of the Funds will fluctuate with changes in the value of the investments held by the Fund. Shareholders of a Fund should expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund. There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. In order to attempt to minimize that risk, the Adviser monitors developments in the economy, the securities markets, and with each particular issuer. Also, as noted earlier, each Fund is managed within certain limitations that restrict the amount of a Fund's investment in any single issuer.

     Foreign Securities (Centura Equity Growth Fund, Centura Equity Income Fund and Centura Southeast Equity Fund). Investing in the securities of issuers in any foreign country, including ADRS, involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's objective may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in a Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy. Although a Fund may engage in forward foreign currency transactions and foreign currency options to protect its portfolio against fluctuations in currency exchange rates in relation to the U.S. dollar, there is no assurance that these techniques will be successful. See "Description of Securities and Investment Practices" and below for additional information about these kinds of transactions.

     Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

     Through the Funds' flexible policies, the Adviser endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it may place the Funds' investments. See the SAI for further information about foreign securities.

     Zero Coupon And Pay-In-Kind Securities (Centura Equity Income Fund, Centura Federal Securities Income Fund and Centura North Carolina Tax-Free Bond Fund). Zero coupon bonds (which do not pay interest until maturity) and pay-in-kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although a Fund receives no periodic cash payments from such investments, applicable tax rules require the Fund to accrue and pay out its income from such securities annually as income dividends and require stockholders to pay tax on such dividends (except if such dividends qualify as exempt-interest dividends).

     North Carolina Municipal Obligations (Centura North Carolina Tax-Free Bond
Fund). Because this Fund will concentrate its investments in North Carolina Municipal Obligations, it may be affected by political, economic or regulatory factors that may impair the ability of North Carolina issuers to pay interest on or to repay the principal of their debt obligations. Thus, the net asset value of the shares may be particularly impacted by the general economic situation within North Carolina. The concentration of the Fund's investments in a single state may involve greater risk than if the Fund invested in Municipal Obligations throughout the country, due to the possibility of an economic or political development which could uniquely affect the ability of issuers to meet the debt obligations of the securities.

     The economy of North Carolina is supported by industry, agricultural products, and tourism, with the largest segment of its work force employed in manufacturing. From 1980 to 1995, the state's per capita income grew 133.8%, from $7,999 to $20,604. The state has the nation's tenth highest population, and its unemployment rate in March 1995 was 3.9% of the labor force (versus a national rate of 5.5%). The state's labor force grew 26.4% between 1980 and 1994, while its complexion shifted from agriculture to the production of goods and services. In 1993, North Carolina nevertheless ranked tenth in the nation in gross agricultural income. Although 20% of its agricultural income comes from tobacco, 34% comes from a diversified poultry industry and the remainder from a relatively large variety of other agricultural plant and animal products. North Carolina is the third most diversified state in the country in terms of its agriculture.

     Obligations of issuers of North Carolina Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bank Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress or the North Carolina legislature or by referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its North Carolina Municipal Obligations may be materially affected. Additional considerations relating to the risks of investing in North Carolina Municipal Obligations are presented in the SAI.

     Municipal Lease Obligations (Centura North Carolina Tax-Free Bond Fund). Municipal lease obligations have special risks not normally associated with municipal bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. For more information on risks of municipal lease investments, see the SAI.

     Risks Of Options Transactions (All Funds). The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position. If a Fund cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even if it might otherwise be advantageous to do so.

     Risks Of Foreign Currency Options (Centura Equity Growth Fund, Centura Equity Income Fund and Centura Southeast Equity Fund). Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Employing hedging strategies with options on currencies does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S dollar. A Fund will not speculate in options on foreign currencies.

     There is no assurance that a liquid secondary market will exist for any particular foreign currency option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If a Fund cannot close out an option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of the underlying assets.

     Risks Of Futures And Related Options Transactions (All Funds). There are several risks associated with the use of futures contracts and options on futures contracts. While a Fund's use of futures contracts and related options for hedging may protect a Fund against adverse movements in the general level of interest rates or securities prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or securities prices. There can be no guarantee that the Adviser's forecasts about market value interest rates and other applicable factors will be correct or that there will be a correlation between price movements in the hedging vehicle and in the securities being hedged. The skills required to invest successfully in futures and options may differ from the skills required to manage other assets in a Fund's portfolio. An incorrect forecast or imperfect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the Fund's return might have been better had hedging not been attempted.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed. The potential risk to a Fund from a futures transaction is unlimited. Therefore, although the Funds have authority to engage in futures transactions, they have no present intention to do so and will engage in such transactions only when disclosure to that affect has been added to the Prospectus.

     A Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or are quoted on an automated quotation system. A Fund will not enter into a futures contract if immediately thereafter the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures options positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the Fund's total assets.

     The Funds may trade futures contracts and options on futures contracts on U.S. domestic markets and, except for Centura North Carolina Tax-Free Bond Fund, also on exchanges located outside of the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Fund could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

     Risks Of Forward Foreign Currency Contracts (Centura Equity Growth Fund, Centura Equity Income Fund and Centura Southeast Equity Fund). The precise matching of forward contracts and the value of the securities involved will not generally be possible since the future value of the securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. There can be no assurance that new forward contracts or offsets will always be available to the Funds.

     Risks Of Concentrating Investments In Southeastern Issuers (Centura Southeast Equity Fund). Because Centura Southeast Equity Fund will normally invest primarily in equity securities of southeastern issuers, its portfolio will be more vulnerable to negative economic developments and natural disasters affecting the region than a fund with a more geographically diversified portfolio. There can, of course, be no assurance that southeastern issuers will outperform, or perform as well as, issuers of other regions, and there can be no assurance that southeastern issuers whose securities are held by the Fund will outperform, or perform as well as, those of the region generally, other issuers of the region, or issuers of any other U.S. or foreign region.

                             MANAGEMENT OF THE FUNDS

     The business and affairs of each Fund are managed under the direction of the Board of Directors. The Directors are Leslie H. Garner, Jr., James H. Speed, Jr., Frederick E. Turnage, Lucy Hancock Bode and J. Franklin Martin. Additional information about the Directors, as well as the Company's executive officers, may be found in the SAI under the heading "Management -- Directors and Officers."

THE ADVISER: CENTURA BANK

     Centura Bank, 131 North Church Street, Rocky Mount, North Carolina 27802, is a member bank of the Federal Reserve System. Centura Bank and its parent, Centura Banks, Inc., were formed in 1990 through a merger of two other Rocky Mount, North Carolina bank holding companies and their subsidiary banks.

     For the advisory services it provides the Funds, the Adviser receives from each Fund fees, payable monthly based on the average daily net assets, at an annual rate based on the Fund's average net assets. Fees are 0.70% for Centura Equity Growth Fund, 0.70% for Centura Equity Income Fund, 0.30% for Centura Federal Securities Income Fund, 0.35% for Centura North Carolina Tax-Free Bond Fund and 0.70% for Centura Southeast Equity Fund. The Adviser also serves as Custodian for the Funds' assets, for which it receives additional fees. For the fiscal year ended April 30, 1997, the Adviser received $1,127,435 in advisory fees from the Equity Growth Fund and $358,174 from the Federal Securities Income Fund. The advisory fees for the North Carolina Tax-Free Bond Fund amounted to $140,821; however, the Adviser waived $100,587. For the period from October 1, 1996 (the commencement of operations) to April 30, 1997, the advisory fees for the Equity Income Fund were $217,106; however, the Adviser waived $105,451.

     Frank Jolley has primary responsibility for management of the Centura Equity Income Fund and the Centura Equity Growth Fund. Mr. Jolley has over 17 years experience in investments and financial analysis. He graduated from the University of North Carolina with a Bachelor of Science in business administration. Mr. Jolley began his investment career with Dean Witter Reynolds in retail sales and later served as a branch manager for a regional securities firm. Primary duties at Centura have included the management of common and collective funds along with personal trust and pension fund investment responsibilities. In August 1996, Mr. Jolley was named Chief Investment Officer of Centura's asset management area. As Chief Investment Officer, his duties include oversight of all Centura's mutual funds. Mr. Jolley is a Chartered Financial Analyst and a member of the North Carolina Society of Financial Analysts where he currently serves as the Secretary and member of the Board.

     C. Nathaniel Siewers serves as portfolio manager of Centura North Carolina Tax-Free Bond Fund and Centura Federal Securities Income Fund. Mr. Siewers has over twelve years of experience managing fixed income securities. His most recent experience involved managing Centura Bank's fixed income portfolio of both taxable and tax-free securities, with assets of approximately $1.6 billion at June 30, 1997. Mr. Siewers graduated from Wake Forest University with a Bachelor of Arts degree in economics and from East Carolina University with a Masters in Business Administration. He is a Certified Public Accountant and a Fellow in the North Carolina Association of Certified Public Accountants. Mr. Siewers has been a faculty member of the North Carolina School of Banking since 1987; he is the Associate Dean for the 1997 term and has been named Dean for the 1998 and 1999 terms.

     Daniel Cole serves as portfolio manager for Centura Southeast Equity Fund. Mr. Cole joined Centura Bank in November, 1996 where he has managed the Centura Southeast Common Trust Funds and has personal and pension fund investment responsibilities. Mr. Cole has four years experience in investments and portfolio management. He began his investment career with Southern National Bank in Winston-Salem, North Carolina as an investment analyst and portfolio manager in Trust Investments. In 1995, Mr. Cole joined Central Carolina Bank in Durham, North Carolina as a portfolio manager and trust investment officer where he was primarily responsible for personal trust and endowment fund investment management. He graduated from Guilford College in Greensboro, North Carolina with a Bachelor of Science degree and from Virginia Polytechnic Institute and State University in Blacksburg, Virginia with an M.B.A. in Finance. Mr. Cole is a Level III Chartered Financial Analyst candidate and a member of the Association for Investment Management and Research and the North Carolina Society of Financial Analysts.

THE DISTRIBUTOR

     Centura Funds Distributor, Inc., 125 West 55th Street, New York, New York 10019, acts as the Funds' Distributor. The Distributor is an affiliate of the Funds' Administrator, BISYS, was formed specifically to distribute the Funds.

SERVICE ORGANIZATIONS

     Payments may be made by the Funds or by the Adviser to various banks, trust companies, broker-dealers or other financial organizations (collectively, "Service Organizations") for providing administrative services for the Funds and their shareholders, such as maintaining shareholder records, answering shareholder inquiries and forwarding materials and information to shareholders. The Funds may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the daily net asset value of the shares of either class owned by shareholders with whom the Service Organization has a servicing relationship.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than a Fund's minimum initial or subsequent investments or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

     The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

THE ADMINISTRATOR AND SPONSOR

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219, acts as Sponsor and Administrator of the Funds. BISYS is a subsidiary of BISYS Group, Inc., which is headquartered in Little Falls, New Jersey and supports more than 5,000 financial institutions and corporate clients through two strategic business units. BISYS Information Services Group provides image and data processing outsourcing, and pricing analysis to more than 600 banks nationwide. BISYS Investment Services Group designs, administers and distributes over 60 families of proprietary mutual funds consisting of more than 365 portfolios, and provides 401(k) marketing support, administration, and recordkeeping services in partnership with banking institutions and investment management companies.

     Pursuant to an Administration Agreement with the Company, BISYS provides certain management and administrative services necessary for the Funds' operations including: (a) general supervision of the operation of the Funds including coordination of the services performed by the Funds' Adviser, custodian, independent accountants and legal counsel; (b) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (c) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Directors; and (d) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, BISYS receives from each Fund a fee, payable monthly, at the annual rate of 0.15% of each Fund's average daily net assets. Prior to January 1, 1997, Furman Selz LLC served as the Funds' Administrator under a contract substantially similar to the Administration Agreement with BISYS. For the fiscal year ended April 30, 1997, BISYS and Furman Selz received a total of $241,593 and $179,087 in administrative services fees from the Equity Growth Fund and the Federal Securities Income Fund, respectively. For the fiscal year ended April 30, 1997, Furman Selz and BISYS earned $60,352 from the North Carolina Tax-Free Bond Fund of which $43,051 was waived. For the period from October 1, 1996 (commencement of operations) through April 30, 1997, Furman Selz and BISYS earned $46,523 from the Equity Income Fund of which $23,882 was waived.

     Prior to January 1, 1997, Furman Selz also acted as the Funds' transfer and fund accounting agent and effective January 1, 1997, BISYS Fund Services, Inc. ("BFSI") serves in that capacity (for which it receives a fee of $15 per account per year, plus out-of-pocket expenses) and provides assistance in calculating the Funds' net asset values and provides other accounting services for the Funds (for an annual fee of $30,000 per Fund plus out-of-pocket expenses). For the fiscal year ended April 30, 1997, Furman Selz and BFSI earned $101,541, $13,117 and $11,109 for the Equity Growth Fund, Federal Securities Income Fund and North Carolina Tax-Free Bond Fund, respectively, for transfer agent fees. For the period from October 1, 1996 (commencement of operations) to April 30, 1997, Furman Selz and BFSI earned $16,260 in transfer agent fees from the Equity Income Fund.

     BFSI and Furman Selz earned $28,792, $31,735 and $39,742 in fund accounting fees for the Equity Growth Fund, the Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively, for the same period. For the period from October 1, 1996 (commencement of operations) to April 30, 1997, BFSI and Furman Selz earned $19,212 in fund accounting fees for the Equity Income Fund.

OTHER EXPENSES

     Each Fund bears all costs of its operations other than expenses specifically the responsibility of the Administrator, the Adviser or other service providers. In addition to fees paid to service providers described above, the costs borne by the Funds, some of which may vary among the classes, as noted above, include: legal and accounting expenses; Directors' fees and expenses; insurance premiums; custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Funds' portfolio securities; expenses of registering the Funds' shares for sale with the SEC and of satisfying requirements of various state securities commissions; expenses of maintaining the Funds' legal existence and of shareholders' meetings; and expenses of preparing and distributing reports, proxy statements and prospectuses to existing shareholders. Each Fund bears its own expenses associated with its establishment as a portfolio of the Company; these expenses are amortized over a five-year period from the commencement of a Fund's operations. Company expenses directly attributable to a Fund or class are charged to that Fund or class; other expenses are allocated proportionately among all of the Funds and classes in the Company in relation to the net assets of each Fund and class.

                          MINIMUM PURCHASE REQUIREMENTS

     The minimum initial investment in each of the Funds is $1,000, except that the minimum investment requirement for an IRA or other qualified retirement plan is $250. Any subsequent investments must be at least $250, except for an IRA or qualified retirement plan investment. All initial investments should be accompanied by a completed Purchase Application. A Purchase Application may be obtained by calling Fund Services at 1-800-44CENTURA (442-3688). However, a separate application is required for IRA and other qualified retirement plan investments. Centura North Carolina Tax-Free Bond Fund is not a recommended investment for an IRA or other qualified retirement plan. The Funds reserve the right to reject purchase orders.


                       PRICING AND PURCHASE OF FUND SHARES

     Each Fund offers its Class C shares at their net asset value next determined after a purchase order has been received. All consideration received by the Funds for the purchase of Class C shares is invested in full and fractional Class C shares of the appropriate Fund. Certificates for shares are not issued. BISYS maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a monthly statement of transactions, holdings and dividends. The Funds reserve the right to reject any purchase.

                             EXCHANGE OF FUND SHARES

     The Funds offer two convenient ways to exchange Class C shares in one Fund for Class C shares of another Fund in the Company. Before engaging in an exchange transaction, a shareholder should read carefully the information in the Prospectus describing the Fund into which the exchange will occur. A Class C shareholder may not exchange shares of one Fund for Class C shares of another Fund unless the latter Fund's Class C shares have satisfied applicable requirements for sale in the state of the shareholder's residence. There is no minimum amount required for exchanges, provided the investor has satisfied the $1,000 minimum investment requirement for the Fund into which he or she is exchanging, and no service fee is imposed for an exchange. The Company may terminate or amend the terms of the exchange privilege at any time upon 60 days notice to shareholders.

     A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by a Fund in good order.

     An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction. See "Dividends, Distributions and Federal Income Taxation" for an explanation of circumstances in which a sales charge paid to acquire shares of the Funds may not be taken into account in determining gain or loss on the disposition of those shares.

     Exchange By Mail. To exchange Fund shares by mail, shareholders should simply send a letter of instruction to the Funds. The letter of instruction must include: (a) the investor's account number; (b) the class of shares to be exchanged; (c) the Fund from and the Fund into which the exchange is to be made;
(d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.

     Exchange By Telephone. To exchange Fund shares by telephone or to ask any questions, shareholders may call the Fund at 1-800-44CENTURA (442-3688). Please be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) the class of shares to be exchanged; (c) the name of the Fund from which and the Fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Telephone exchanges are provided automatically to each shareholder unless otherwise specifically indicated on the Purchase Application. The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Funds reserve the right to suspend or terminate the privilege of exchanging by mail or by telephone at any time. Telephone Redemption and Telephone Exchange will be suspended for a period of 10 days following a telephonic address change.


                            REDEMPTION OF FUND SHARES

     Shareholders may redeem their shares, in whole or in part, on any business day. If a shareholder holds shares in more than one class of a Fund, any request for redemption must specify the class from which shares are to be redeemed. In the event a shareholder fails to make such a specification or if there are insufficient shares of the specified class to satisfy the redemption order, the redemption order will be delayed until the Fund's transfer agent receives further instructions from the shareholder.

     Class C shares will be redeemed at the net asset value next determined after a redemption request in good order has been received by the applicable Fund. See "Pricing and Purchase of Fund Shares."

     Where the shares have been purchased by check, the redemption request will be held until the purchasing check has cleared, which may take up to 15 days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

     Once the shares are redeemed, a Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day. The Fund may, however, take up to seven days to make payment although this will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates. A redemption may be a taxable transaction on which gain or loss may be recognized.

     REDEMPTION METHODS

     To ensure acceptance of a redemption request, it is important that shareholders follow the procedures described below. Although the Funds have no present intention to do so, the Funds reserve the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications, such as couriers. The Funds' services and their provisions may be modified or terminated at any time by the Funds. If the Funds terminate any particular service, they will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders. Requests in "proper order" must include the following documentation: (a) a letter of instruction, if required, signed by all registered owners of the shares in the exact names in which they are registered; (b) any required signature guarantees (see "Signature Guarantees" below); and (c) other supporting legal documents, if required, in the case of estate, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

     A shareholder may redeem shares using any of the following methods:

     Through An Authorized Broker, Investment Adviser Or Service Organization. The shareholder should contact his or her broker, investment adviser or Service Organization and provide instructions to redeem shares. Such organizations are responsible for prompt transmission of orders. The broker will contact the Funds and place a redemption trade. The broker may charge a fee for this service.

     By Mail. Shareholders may redeem shares by sending a letter directly to the Funds. To be accepted, a letter requesting redemption must include: (a) the Fund name, class of shares and account registration from which shares are being redeemed; (b) the account number; (c) the amount to be redeemed; (d) the signatures of all registered owners; and (e) a signature guarantee by any eligible guarantor institution including members of national securities exchanges, commercial banks or trust companies, broker-dealers, credit unions and savings associations. Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.

     By Telephone. Shareholders may redeem shares by calling the Funds toll free at 1-800-44CENTURA (442-3688). Be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) the name of the class (if applicable) and the Fund from which shares are being redeemed; and (c) the amount to be redeemed. Telephone redemptions are available unless otherwise indicated on the Purchase Application or on the Optional Services Form. The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. Telephone Redemption and Telephone Exchange will be suspended for a period of 10 days following a telephonic address change.

     By Wire. Shareholders may redeem shares by contacting the Funds by mail or telephone and instructing the Funds to send a wire transmission to the shareholder's bank.

     The shareholder's instructions should include: (a) the account number, social security number and account registration; (b) the name of the class and the Fund from which shares are being redeemed; and (c) the amount to be redeemed. Wire redemptions can be made unless otherwise indicated on the shareholder's Purchase Application, and a copy is attached of a void check on an account where proceeds are to be wired. The bank may charge a fee for receiving a wire payment on behalf of its customer.

     Systematic Withdrawal Plan. An owner of $12,000 or more of shares of a Fund may elect to have periodic redemptions made from this account to be paid on a monthly, quarterly, semiannual or annual basis. The maximum withdrawal per year is 12% of the account value at the time of the election. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

     Redemption Of Small Accounts. Due to the disproportionately higher cost of servicing small accounts, the Funds reserve the right to redeem, on not less than 30 days' notice, an account in a Fund that has been reduced by a shareholder (not by market action) below $1,000. If during the 30-day notice period the shareholder purchases sufficient shares to bring the value of the account to $1,000, the account will not be redeemed.

     Redemption In Kind. All redemptions of shares of the Funds shall be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have a Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued generally in the same manner as the securities of that Fund are valued generally. If the recipient were to sell such securities, he or she would incur brokerage charges.

     Signature Guarantees. To protect shareholder accounts, the Funds and the Administrator from fraud, signature guarantees are required to enable the Funds to verify the identity of the person who has authorized a redemption by mail from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, (2) a redemption of $25,000 or more, and (3) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Funds at 1-800-442-3688 for further details.

                             PORTFOLIO TRANSACTIONS

     Pursuant to the Investment Advisory Agreement, the Adviser places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers it selects in its discretion.

     In effecting purchases and sales of portfolio securities for the account of a Fund, the Adviser will seek the best execution of the Fund's orders. Purchases and sales of portfolio debt securities for the Funds are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Funds. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. The Funds may purchase securities during an underwriting, which will include an underwriting fee paid to the underwriter. Purchases and sales of common stocks are generally placed by the Adviser with broker-dealers which, in the judgment of the Adviser, provide prompt and reliable execution at favorable security prices and reasonable commission rates. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of order, sale of Fund shares and research provided to the Adviser. The Adviser may cause a Fund to pay commissions higher than another broker-dealer would have charged if the Adviser believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Adviser.

     Each of the Funds may buy and sell securities to take advantage of investment opportunities when such transactions are consistent with a Fund's investment objectives and policies and when the Adviser believes such transactions may improve a Fund's overall investment return. These transactions involve costs in the form of spreads or brokerage commissions. The Funds are not normally expected to have portfolio turnover rates in excess of 50%.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

                              FUND SHARE VALUATION

     The net asset value per share for each class of shares of each Fund is calculated at 4:00 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading, which excludes the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of shares of the Funds is computed by dividing the value of net assets of each class (i.e., the value of the assets less the liabilities) by the total number of such class' outstanding shares. All expenses, including fees paid to the Adviser and Administrator, are accrued daily and taken into account for the purpose of determining the net asset value.

     Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken for the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Directors. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Directors. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.

              DIVIDENDS, DISTRIBUTIONS, AND FEDERAL INCOME TAXATION

     Each Fund intends to qualify annually to elect to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, each Fund must meet certain income, distribution and diversification requirements. In any year in which a Fund qualifies as a regulated investment company and timely distributes all of its taxable income and substantially all of its net tax-exempt interest income, the Fund generally will not pay any U.S. federal income or excise tax.

     Each Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains over net long-term capital losses). Investment company taxable income (other than the capital gain component thereof) will be declared and paid monthly by Centura Equity Growth Fund, Centura Equity Income Fund and Centura Southeast Equity Fund. Centura Federal Securities Income Fund and Centura North Carolina Tax-Free Bond Fund will declare dividends daily and pay them out monthly. Each Fund intends to distribute, at least annually, substantially all net realized long- and short-term capital gain. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

     In the case of Centura Federal Securities Income Fund and Centura North Carolina Tax-Free Bond Fund, the amount declared each day as a dividend may be based on projections of estimated monthly net investment income and may differ from the actual investment income determined in accordance with generally accepted accounting principles. An adjustment will be made to the dividend each month to account for any difference between the projected and actual monthly investment income.

     Distributions will be paid in additional Fund shares of the relevant class based on the net asset value of shares of that class at the close of business of the payment date of the distribution, unless the shareholder elects in writing, not less than five full business days prior to the record date, to receive such distributions in cash. Dividends declared in, and attributable to, the preceding month will be paid within five business days after the end of each month. In the case of the Funds that declare daily dividends, shares purchased will begin earning dividends on the day after the purchase order is executed, and shares redeemed will earn dividends through the day the redemption is executed.

     Any dividend or other distribution paid by a Fund has the effect of reducing the net asset value per share on the record date by the amount thereof. Therefore, in the case of Centura Equity Growth Fund, Centura Equity Income Fund and Centura Southeast Equity Fund, which do not declare dividends daily, a dividend or other distribution paid shortly after a purchase of shares would represent, in substance, a return of capital to the shareholder (to the extent it is paid on the shares so purchased), even though subject to income taxes, as discussed below.

     Dividends distributed by Centura North Carolina Tax-Free Bond Fund that are derived from interest income exempt from federal income tax and are designated by the Fund as "exempt-interest dividends" will be exempt from the regular federal income tax. Capital gains distributions and any other distributions of Fund earnings not designated by the Fund as exempt-interest dividends will, however, generally be subject to federal, state and local tax. The Fund's investment policies permit it to earn income which cannot be designated as exempt-interest dividends.

     Distributions of investment company taxable income (regardless of whether derived from dividends, interest or short-term capital gains) will be taxable to shareholders as ordinary income. If a portion of the income of Centura Equity Growth Fund, Centura Equity Income Fund or Centura Southeast Equity Fund consists of dividends paid by U.S. corporations, a portion of the dividends paid by that Fund may qualify for the deduction for dividends received by corporations. No portion of the dividends paid by Centura Federal Securities Income Fund or Centura North Carolina Tax-Free Bond Fund is expected to so qualify. Distributions of net long-term capital gains designated by a Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held the Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.

     A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of the calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Any gain or loss realized by a shareholder upon the sale or other disposition of shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term generally depending upon the shareholder's holding period for the shares.

     If a shareholder elects to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, the shareholder's cash election will be changed automatically and future dividend and capital gains contributions will be reinvested in the Fund at the per share net asset value determined as of date of payment of the distribution. In addition, any undeliverable check or check that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

     The timing of a shareholder's investment could have undesirable tax consequences. If a shareholder opens a new account or buys more shares for his or her current account just before the day a capital gain distribution was reflected in the Fund's share price, the shareholder would receive a portion of his or her investment back as a taxable capital gain distribution.

     Shareholders should also be aware that redeeming shares of the Centura North Carolina Tax-Free Bond Fund after tax-exempt interest income has been accrued by the Fund but before that income has been distributed as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gain may be attributable in part to the accrued tax-exempt interest, which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

     The Funds may be required to withhold federal income tax of 31% ("backup withholding") of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where a Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

     Further information relating to tax consequences is contained in the SAI.

     Shareholders will be notified annually by the Company as to the federal tax status of distributions made by the Fund(s) in which they invest. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may also be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. With respect to Centura North Carolina Tax-Free Bond Fund, North Carolina law exempts from income taxation dividends received from a regulated investment company in proportion to the income of the regulated investment company that is attributable to interest on bonds or securities of the U.S. government or any agency or instrumentality thereof or on bonds of the State of North Carolina or any county, municipality or political subdivision thereof. Shareholders should consult their own tax advisers as to the federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

                                OTHER INFORMATION

CAPITALIZATION

     Centura Funds, Inc. was organized as a Maryland corporation on March 1, 1994 and currently consists of five separately managed portfolios. The Board of Directors may establish additional portfolios in the future. The capitalization of the Company consists solely of seven hundred fifty million (750,000,000) shares of common stock with a par value of $0.001 per share. When issued, shares of the Funds are fully paid, non-assessable and freely transferable.

     This Prospectus relates to Class C shares of the Funds. Each Fund also offers Class A and Class B shares. Class A shares are offered with a front-end sales charge (unless waived), and a contingent deferred sales charge is imposed (unless waived) on redemptions of Class B shares within five years of purchase. Because of differences in expenses, the performance of each class will typically be different. Information about Class A and Class B shares may be obtained from your sales representative or by calling the Funds at (800) 442-3688.

VOTING

     Shareholders have the right to vote in the election of Directors and on any and all matters on which, by law or under the provisions of the Company's Articles of Incorporation, they may be entitled to vote. The Company is not required to hold regular annual meetings of the Funds' shareholders and does not intend to do so. Each Fund's shareholders vote separately on items affecting only that Fund, and shareholders of each class within a Fund vote separately on matters affecting only that class.

     The Articles of Incorporation provide that the holders of not less than two-thirds of the outstanding shares of the Company may remove a person serving as Director either by declaration in writing or at a meeting called for such purpose. The Directors are required to call a meeting for the purpose of considering the removal of a person serving as Director if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Company. See "Other Information -- Voting Rights" in the SAI.

     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund, a class or the Company, as applicable, means the vote of the lesser of: (1) 67% of the shares of the Fund (a class or the Company) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (a class or the Company).

TOTAL RETURN SUMMARY
THE CENTURA FUNDS (C CLASS)
MONTH END: JUNE 30, 1997

                              NO LOAD TOTAL RETURN


                                      INCEPTION      AGGREGATE RETURNS         SINCE               AVERAGE ANNUAL RETURNS
FUND                                     DATE      YTD     QTRLY   MONTHLY   INCEPTION   1 YEAR   2 YEAR   3 YEAR   5 YEAR   10 YEAR
----                                  ---------    ---     -----   -------   ---------   ------   ------   ------   ------   -------
The Centura Equity Growth Fund         12/31/90   14.92%   14.96%   4.05%      19.55%    30.24%   25.89%   25.16%   18.56%      NA
The Centura Equity Income Fund         12/31/90   11.73%   10.65%   2.17%      15.99%    24.03%   23.98%   21.39%   16.33%      NA
The Centura Southeast Equity Fund      12/31/90   13.70%   17.75%   6.45%      21.89%    27.29%   23.84%   20.05%   18.89%      NA
The Centura Federal Securities Fund    12/31/90    2.29%    2.68%   0.78%       6.31%     6.02%    5.10%    6.24%    5.39%      NA
The Centura North Carolina Tax-
   Free Fund                           01/31/91    3.16%    3.26%   1.06%       5.32%     7.17%    5.78%    6.11%    5.08%      NA


The performance data quoted represents past performance and is not an indication of future results as yields fluctuate daily.

Centura Funds Distributor, Inc. is the Distributor for The Centura Group of
Funds.


                     NOTES ABOUT THE PERFORMANCE INFORMATION

   (a) Background of the Funds

     From 1/1/91 to 5/31/94, Centura Equity Growth Fund and Centura Federal Securities Income Fund were bank collective trust funds maintained and managed by Centura Bank, and from 2/1/91 to 5/31/94, Centura North Carolina Tax-Free Bond Fund was a common trust fund maintained and managed by Centura Bank. From 1/1/91 to 9/30/96, Centura Equity Income Fund was a common trust fund maintained and managed by Centura Bank. From 1/1/91 to 4/30/97, Centura Southeast Equity Fund was a bank common trust fund maintained and managed by Centura Bank. Bank collective and common trust funds are not required to register as investment companies under the Investment Company Act of 1940. Accordingly, performance achieved by a Fund's predecessor collective or common trust fund reflects performance prior to the Fund's commencement of operations as a series of a registered investment company.

     The investment objectives and policies of each of these Funds prior to its conversion to a registered mutual fund were substantially comparable to those of its successor registered mutual fund. Prior to 1/1/95, however, the predecessor common trust fund to Centura Southeast Equity Fund was known as the Centura Carolinas Fund, with investments limited to companies headquartered or with substantial operations in North Carolina or South Carolina. That common trust fund's name was changed to Centura Southeast Equity Fund as of 1/1/95, when its investment policies were expanded to include all the southeastern states, which policies are continued with the successor registered mutual fund.

   (b) How the Performance Information was Calculated

     Investment performance for the Funds during their maintenance as common or collective trust funds has been calculated on a monthly basis utilizing the Bank Administration Institute's recommended time-weighted rate of return method to compute the investment performance reflected in the above Schedule.

     The performance figures assume reinvestment of dividends and interest and include the cost of brokerage commissions. The investment performance excludes taxes an investor might have incurred as a result of taxable ordinary income and capital gains realized by the accounts. Bank common and collective trust funds are not subject to certain expenses normally incurred by a mutual fund. Thus, the performance figures, for periods prior to conversion to registered funds have been adjusted, on a quarterly basis, to reflect the impact of the estimated expense ratios for the registered funds at the time of the conversion.

     It should be noted, however, that the bank-maintained common and collective trust funds are not subject to the same tax and regulatory requirements, including certain investment restrictions, applicable to registered mutual funds. These regulatory and tax requirements could have adversely affected performance of the Funds' collective and common trust Fund predecessors.

     The performance of the Funds may be compared to various widely recognized indexes of market performance. The indexes are unmanaged and thus reflect no management fees. They also do not reflect the transaction costs that would be incurred by an investor to acquire the included securities. Because the securities reflected in an index will typically differ in many respects from those held by a Fund, various factors that can affect performance may affect a Fund in different ways than an index to which it is compared.

     Indexes to which the Funds' performance may be compared may include:

     - Standard & Poor's 500 composite Stock Price Index -- an index of market activity based on the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends. The Index thus reflects the total return of its portfolio, including changes in market prices as well as accrued income interest;

     - The Russell 2000 Index -- an index comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The Index was developed with the base value of 135.00 as of December 31, 1986;

     - Merrill Lynch Government, U.S. Treasury Short-Term Index -- this index shows total return for all outstanding U.S. Treasury securities maturing in from one to 2.99 years. Price, coupon and total return are reported using market weighted value including accrued interest; and

     - Lehman Brothers Municipal Bond Index -- a total return performance index of approximately 21,000 municipal bonds that meet certain criteria. Price, coupon, and total return are reported using market weighted value including accrued interest.


     In addition to those indexes listed above, the following indexes to which the Funds' performance may be compared may include:

     -   Lehman Brothers Intermediate Government Index

     -   Lipper  Short U.S. Treasury Funds Index

     -   Lipper Growth Index

     -   Lipper Equity Income Index

     -   S&P Mid-Cap 400 Index

     -   Valueline Index


     When performance records are developed by the Funds, they may, from time to time, include the yield and total return for shares (including each class, as applicable) in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yield and total return of the Funds are mandated by the SEC. In general, the performance of the classes of each Fund will differ due to (a) differences in the level of class specific expenses, including service and distribution fees and (b) the fact that total return figures for Class A shares will reflect the deduction of the maximum front-end sales charge applicable for each Fund while the total return figures for Class B shares will reflect the maximum CDSC for the particular Fund. Performance figures for Class C shares will reflect the absence of any service and distribution fee, front-end sales charge or CDSC. Due to these differences in fees and/or expenses borne by Class A, Class B and Class C shares, yield and total return on Class A and Class B shares can be expected to be lower than the yield and total return on Class C shares for the same period.

     Quotations of "yield" will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share (for each class, as applicable) on the last day of the period.

     Quotations of yield reflect a Fund's (and its classes') performance only during the particular period on which the calculations are based. Yields will vary based on changes in market conditions, the level of interest rates and the level of the particular Fund's expenses, including class-specific expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in shares of a Fund (or class) over periods of 1, 5 and 10 years (up to the life of the Fund), reflect the deduction of a proportional share of Fund and class-specific expenses, as applicable, on an annual basis, and assume that all dividends and distributions are reinvested when paid.

     Centura North Carolina Tax-Free Bond Fund may also advertise its "taxable equivalent yield." Taxable equivalent yield is the yield that an investment, subject to regular federal and North Carolina personal income taxes, would need to earn in order to equal, on an after-tax basis, the yield on an investment exempt from such taxes (normally calculated assuming the maximum combined federal and North Carolina marginal tax rate). A taxable equivalent yield quotation for the Fund will be higher than the yield quotations for the Fund.

     The following table shows how to translate the yield of an investment that is exempt from regular federal and North Carolina personal income taxes into a taxable equivalent yield for the 1997 taxable year. The last five columns of the table show approximately how much a taxable investment would have to yield in order to generate an after-tax (regular federal and North Carolina personal income taxes) yield of 4%, 5%, 6%, 7% or 8%. For example, the table shows that a married taxpayer filing a joint return with taxable income of $80,000 would have to earn a yield of approximately 10.45% before regular federal and North Carolina personal income taxes in order to earn a yield after such taxes of 7%.

                                1997 TAXABLE YEAR

                TAXABLE EQUIVALENT YIELD TABLE (1) -- FEDERAL AND
                      NORTH CAROLINA PERSONAL INCOME TAXES

                                                            TO EQUAL HYPOTHETICAL TAX-FREE YIELD OF
                                                COMBINED   4%, 5%, 6%, 7% OR 8%, A TAXABLE INVESTMENT
           TAXABLE INCOME (2)                   MARGINAL        WOULD HAVE TO YIELD APPROXIMATELY
SINGLE RETURN             JOINT RETURN            RATE        4%       5%        6%        7%       8%
-----------------       -----------------       --------     -----    -----    ------    ------   ------
   up to -$24,650           up to $41,200        20.95%      5.06%    6.33%     7.59%     8.86%   10.12%
$  24,651-$59,750       $  41,201-$99,600        33.04%      5.97%    7.47%     8.96%    10.45%   11.95%
$  59,751-$60,000       $ 99,601-$100,000        35.83%      6.23%    7.79%     9.35%    10.91%   12.47%
$ 60,001-$124,650       $100,001-$147,700        36.35%      6.28%    7.86%     9.43%    11.00%   12.57%
$124,650-$271,050       $147,701-$271,050        40.96%      6.78%    8.47%    10.16%    11.86%   13.55%
$271,051 and over       $271,051 and over        44.28%      7.18%    8.98%    10.77%    12.57%   14.36%

----------
(1) This chart is presented for general information purposes only. Tax equivalent yields are a useful tool in determining the desirability of a tax-exempt investment; tax equivalent yields should not be regarded as determinative of the of such an investment. In addition, this chart is based on a number of assumptions which may not apply in your case. You should, therefore, consult a competent tax advisor regarding tax-equivalent yields in your situation.

(2) Assuming the federal alternative minimum tax is not applicable. (3) The combined marginal rates were calculated using federal and North Carolina tax rate tables for the 1997 taxable year. The federal tax rate tables are indexed each year to reflect changes in the Consumer Price Index. The combined federal and North Carolina income tax marginal rates assume that North Carolina personal income taxes are fully deductible for federal income tax purposes as an itemized deduction. However, the ability to deduct itemized deductions (including state income taxes) for federal income tax purposes is limited for those taxpayers whose federal adjusted gross income for 1997 exceeds $121,200 ($60,600 in the case of a married individual filing a separate return). In addition, for federal income tax purposes the tax benefit of personal exemptions is phased out for taxpayers whose adjusted gross incomes exceed specified thresholds (for 1997, $121,200 in the case of single individuals and $181,800 in the case of married individuals filing a joint return).

     Performance information for the Funds may be compared to various unmanaged indices, such as the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, indices prepared by Lipper Analytical Services, and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of each Fund's investment objectives and policies, characteristics and quality of the Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Funds, see the SAI.

ACCOUNT SERVICES

     All transactions in shares of the Funds will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is shareholder of record of shares purchased for its customer, the Funds have been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.

     BISYS Fund Services, Inc. provides fund accounting functions for the Funds, and provides personnel and facilities to perform shareholder servicing and transfer agency-related services for the Company.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to Centura Funds, P.O. Box 182485, Columbus, Ohio 43218-2485.

     General and Account Information: (800) 44CENTURA (442-3688).

                                    APPENDIX
                           DESCRIPTION OF BOND RATINGS

DESCRIPTION OF MOODY'S BOND RATINGS:

     Excerpts from Moody's description of its bond ratings are listed as follows: AAA -- judged to be the best quality and they carry the smallest degree of investment risk; AA -- judged to be of high quality by all standards -- together with the Aaa group, they comprise what are generally known as high grade bonds; A -- possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; BAA -- considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured -- interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; BA -- judged to have speculative elements, their future cannot be considered as well assured; B -- generally lack characteristics of the desirable investment; CAA -- are of poor standing -- such issues may be in default or there may be present elements of danger with respect to principal or interest; CA -- speculative in a high degree, often in default; C -- lowest rated class of bonds, regarded as having extremely poor prospects.

     Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS:

     Excerpts from S&P's description of its bond ratings are listed as follows:
AAA -- highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA -- has a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A -- has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and C the lowest within the speculative rating categories. D -- interest or principal payments are in default.

     S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF SHORT-TERM MUNICIPAL OBLIGATIONS:

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity. Ratings categories for securities in these groups are as follows: MIG 1/VMIG 1 -- denotes best quality, there is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing; MIG 2/VMIG 2 -- denotes high quality, margins of protection are ample although not as large as in the preceding group; MIG 3/VMIG 3 -- denotes high quality, all security elements are accounted for but there is lacking the undeniable strength of the preceding grades; MIG 4/VMIG 4 -- denotes adequate quality, protection commonly regarded as required of an investment security is present, but there is specific risk;

SQ -- denotes speculative quality, instruments in this category lack margins of protection.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

     Excerpts from Moody's commercial paper ratings are listed as follows:
PRIME-1 -- issuers (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations; PRIME-2 -- issuers (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations; PRIME-3 -- issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations; NOT PRIME -- issuers do not fall within any of the Prime categories.

DESCRIPTION OF S&P'S RATINGS FOR CORPORATE AND MUNICIPAL BONDS:

     Investment grade ratings: AAA -- the highest rating assigned by S&P, capacity to pay interest and repay principal is extremely strong; AA -- has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree; A -- has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal -- whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Speculative grade ratings: BB, B, CCC, CC, C -- debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal -- while such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; CI --reserved for income bonds on which no interest is being paid; D -- in default, and payment of interest and/or repayment of principal is in arrears. Plus (+) or Minus (-) -- the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Description of S&P's rating for municipal notes and short-term municipal demand obligations:

     Rating categories are as follows: SP-1 -- has a very strong or strong capacity to pay principal and interest -- those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation; SP-2 -- has a satisfactory capacity to pay principal and interest; SP-3 -- issues carrying this designation have a speculative capacity to pay principal and interest.

DESCRIPTION OF S&P'S RATINGS FOR SHORT-TERM CORPORATE DEMAND OBLIGATIONS AND COMMERCIAL PAPER:

     An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. Excerpts from S&P's description of its commercial paper ratings are listed as follows: A-1 --the degree of safety regarding timely payment is strong -- those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation; A-2 -- capacity for timely payment is satisfactory -- however, the relative degree of safety is not as high as for issues designated "A-1;" A-3 -- has adequate capacity for timely payment --however, is more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations; B -- regarded as having only speculative capacity for timely payment; C -- a doubtful capacity for payment; D -- in payment default -- the "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                                  ADDRESS FOR:

                          GENERAL SHAREHOLDER INQUIRIES
                               Centura Funds, Inc.
                                 P.O. Box 182485
                            Columbus, Ohio 43219-2485

                        INVESTMENT ADVISER AND CUSTODIAN
                                  Centura Bank
                             131 North Church Street
                        Rocky Mount, North Carolina 27802

                            ADMINISTRATOR AND SPONSOR
                              BISYS Fund Services.
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                                   DISTRIBUTOR
                         Centura Funds Distributor, Inc.
                                125 West 55th Street
                              New York, New York 10019

                                     COUNSEL
                             Dechert Price & Rhoads
                               1500 K Street, N.W.
                             Washington, D.C. 20005

                             INDEPENDENT ACCOUNTANTS
                             McGladrey & Pullen, LLP
                                555 Fifth Avenue
                               New York, NY 10017

                               CENTURA FUNDS, INC.
                                   PROSPECTUS
                                 CLASS C SHARES

                                  CENTURA BANK
                                     ADVISER

                              BISYS FUND SERVICES.
                            ADMINISTRATOR AND SPONSOR

                         CENTURA FUNDS DISTRIBUTOR, INC.
                                   DISTRIBUTOR

                               CENTURA FUNDS, INC.
                                 (THE "COMPANY")
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                 GENERAL AND ACCOUNT INFORMATION: (800) 442-3688

                                  CENTURA BANK
                               INVESTMENT ADVISER

                               BISYS FUND SERVICES
                            ADMINISTRATOR AND SPONSOR

                         CENTURA FUNDS DISTRIBUTOR, INC.
                                   DISTRIBUTOR

                       STATEMENT OF ADDITIONAL INFORMATION
                                 CLASS C SHARES

     This Statement of Additional Information ("SAI") describes Class C shares of the five funds (the "Funds") advised by Centura Bank (the "Adviser"). The Funds are:

                  -- Centura Equity Growth Fund
                  -- Centura Equity Income Fund
                  -- Centura Southeast Equity Fund
                  -- Centura Federal Securities Income Fund
                  -- Centura North Carolina Tax-Free Bond Fund

     Each Fund has distinct investment objectives and policies. Shares of the Funds are sold to the public by the Distributor as an investment vehicle for individuals, institutions, corporations and fiduciaries, including customers of the Adviser or its affiliates.

     The Company is offering an indefinite number of shares of each class of each Fund. In addition to Class C shares, each Fund also offers Class A and Class B shares, subject to a front-end sales charge (unless waived) and Class B shares subject to a contingent deferred sales charge (unless waived) on redemptions within five years of purchase. See "Other Information
Capitalization" in the prospectus.

     This SAI is not a prospectus and is authorized for distribution only when preceded or accompanied by the prospectus for the Funds dated August 28, 1997 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus may be obtained without charge by writing or calling the Funds at the address and information numbers printed above.

                                 August 28, 1997

                         Supplemented November 25, 1997

                                TABLE OF CONTENTS



                                                                            PAGE
                                                                            ----
INVESTMENT POLICIES.......................................................   3
  Bank Obligations........................................................   3
  Commercial Paper........................................................   3
  Convertible Securities..................................................   3
  Corporate Debt Securities...............................................   3
  Repurchase Agreements...................................................   3
  Repurchase Agreements...................................................   3
  Variable and Floating Rate Demand and Master Demand Notes...............   4
  Loans of Portfolio Securities...........................................   4
  Foreign Securities......................................................   4
  Forward Foreign Currency Exchange Contracts.............................   5
  Interest Rate Futures Contracts.........................................   5
    Stock Index Futures Contracts.........................................   5
  Option Writing and Purchasing...........................................   6
  Options on Futures Contracts............................................   7
  Risks of Futures and Options Investments................................   7
  Limitations on Futures Contracts and Options on Futures Contracts.......   7
  North Carolina Municipal Obligations....................................   8
  Securities of Other Investment Companies................................   8
INVESTMENT RESTRICTIONS...................................................   9
MANAGEMENT................................................................  12
  Directors and Officers..................................................  12
  Investment Adviser......................................................  15
  Distribution of Fund Shares.............................................  16
  Administrative Services.................................................  16
  Service Organizations...................................................  17
DETERMINATION OF NET ASSET VALUE..........................................  18
PORTFOLIO TRANSACTIONS....................................................  18
  Portfolio Turnover......................................................  19
TAXATION..................................................................  20
  Centura North Carolina Tax-Free Bond Fund...............................  24
OTHER INFORMATION.........................................................  26
  Capitalization..........................................................  26
  Voting Rights...........................................................  26
  Custodian, Transfer Agent and Dividend Disbursing Agent.................  26
  Yield and Performance Information.......................................  27
  Independent Accountants.................................................  29
  Counsel.................................................................  29
  Registration Statement..................................................  29
  Financial Statements....................................................  29

                               INVESTMENT POLICIES

     The Prospectus discusses the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

     Bank Obligations (All Funds). These obligations include negotiable certificates of deposit and bankers' acceptances. A description of the banks the obligations of which the Funds may purchase are set forth in the Prospectus. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.

     Commercial Paper (All Funds). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by a Fund must meet the minimum rating criteria for that Fund.

     Convertible Securities (Centura Equity Growth Fund, Centura Equity Income Fund and Centura Southeast Equity Fund). Convertible securities give the holder the right to exchange the security for a specific number of shares of common stock. Convertible securities include convertible preferred stocks, convertible bonds, notes and debentures, and other securities. Convertible securities typically involve less credit risk than common stock of the same issuer because convertible securities are "senior" to common stock -- i.e., they have a prior claim against the issuer's assets. Convertible securities generally pay lower dividends or interest than non-convertible securities of similar quality. They may also reflect changes in the value of the underlying common stock.

     Corporate Debt Securities (All Funds). Fund investments in these securities are limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for each Fund.

     After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or another rating agency may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

     Repurchase Agreements (All Funds). The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. Such agreements may be considered to be loans by the Funds for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

     Variable and Floating Rate Demand and Master Demand Notes (All Funds). The Funds may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity in the 5 to 20 year range but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day maturity.

     The Funds may also buy variable rate master demand notes. The terms of these obligations permit the investment of fluctuating amounts by the Funds at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The Funds have no limitations on the type of issuer from whom the notes will be purchased. However, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated, the Funds may, under their minimum rating standards, invest in them only if at the time of an investment the issuer meets the criteria set forth in the Prospectus for other comparable debt obligations.

     Loans of Portfolio Securities (All Funds). The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided:
(1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 5% of the total assets of a particular Fund.

     The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

     Foreign Securities (Centura Equity Growth Fund, Centura Equity Income Fund and Centura Southeast Equity Fund). As described in the Prospectus, changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

     Since Centura Equity Growth Fund, Centura Equity Income Fund and Centura Southeast Equity Fund may invest in securities denominated in currencies other than the U.S. dollar, and since those Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates will influence values of securities in the Funds' portfolios, from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Funds. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Forward Foreign Currency Exchange Contracts (Centura Equity Growth Fund, Centura Equity Income Fund and Centura Southeast Equity Fund). Centura Equity Growth Fund, Centura Equity Income Fund and Centura Southeast Equity Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect the Funds against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     Interest Rate Futures Contracts (Centura Equity Income Fund, Centura Federal Securities Income Fund and Centura North Carolina Tax-Free Bond Fund). These Funds may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills. For municipal securities, there is the Bond Buyer Municipal Bond Index.

     Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long-term U.S. Government securities and the Adviser anticipates a rise in long-term interest rates, the Fund could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Adviser expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

     Stock Index Futures Contracts (Centura Equity Growth Fund, Centura Equity Income Fund and Centura Southeast Equity Fund). These Funds may enter into stock index futures contracts in order to protect the value of their common stock investments. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the purchase level and the index level at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

     Century Growth Fund, Centura Equity Income Fund and Centura Southeast Equity Fund will utilize stock index futures contracts only for the purpose of attempting to protect the value of their common stock portfolios in the event of a decline in stock prices and, therefore, usually will be sellers of stock index futures contracts. This risk management strategy is an alternative to selling securities in the portfolio and investing in money market instruments. Also, stock index futures contracts may be purchased to protect a Fund against an increase in prices of stocks which that Fund intends to purchase. If the Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If the Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. These Funds also may buy or sell stock index futures contracts to close out existing futures positions.

     Option Writing and Purchasing (All Funds). A Fund may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. A Fund may also purchase put and call options. A Fund will not write covered calls on more than 25% of its portfolio, and a Fund will not write covered calls with strike prices lower than the underlying securities' cost basis on more than 25% of its total portfolio. A Fund may not invest more than 5% of its total assets in option purchases.

     A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed upon exercise (or "strike") price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     A Fund may sell "covered" put and call options as a means of hedging the price risk of securities in the Fund's portfolio. The sale of a call option against an amount of cash equal to the put's potential liability constitutes a "covered put." When a Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option will generally expire without being exercised and the Fund will realize as profit the premium paid for such option. When a call option of which a Fund is the writer is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities. At the time a Fund writes a put option or a call option on a security it does not hold in its portfolio in the amount required under the option, it will establish and maintain a segregated account with its custodian consisting solely of cash, U.S. Government securities and other liquid high grade debt obligations equal to its liability under the option.

     Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange- traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market marker. This information is carefully monitored by the Adviser and verified in appropriate cases. OTC options transactions will be made by a Fund only with recognized U.S. Government securities dealers. OTC options are subject to the Funds' 15% limit on investments in securities which are illiquid or not readily marketable (see "Investment Restrictions"), provided that OTC option transactions by a Fund with a primary U.S. Government securities dealer which has given the Fund an absolute right to repurchase according to a "repurchase formula" will not be subject to such 15% limit.

     It may be a Fund's policy, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of a Fund purchasing an option having the same terms as the option sold by the Fund and has the effect of canceling the Fund's position as a seller. The premium which a Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by a Fund are exercised and the Fund either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to the Fund, the Fund's portfolio turnover rate may increase, resulting in a possible increase in short-term capital gains and a possible decrease in long-term capital gains.

     Options on Futures Contracts (All Funds). A Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions to attempt to gain additional protection against the effects of interest rate, currency or equity market fluctuations. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at any time during the option period for a specified exercise price.

     A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.

     The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts. A Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

     A Fund may write a call option on a futures contract in order to hedge against a decline in the prices of the index or debt securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

     The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, a Fund would pay more than the market price for the underlying securities or index units. The net cost to that Fund would be reduced, however, by the premium received on the sale of the put, less any transactions costs.

     Risks of Futures and Options Investments (All Funds). A Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in the Fund's portfolio.

     Limitations on Futures Contracts and Options on Futures Contracts (All Funds). Each Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's total assets. Futures contracts and related put options written by a Fund will be offset by assets held in a segregated custodial account sufficient to satisfy the Fund's obligations under such contracts and options.

     North Carolina Municipal Obligations (Centura North Carolina Tax-Free Bond
Fund). The ability of this Fund to achieve its investment objective depends on the ability of issuers of North Carolina Municipal Obligations to meet their continuing obligations for the payment of principal and interest.

     North Carolina Municipal Obligations are debt securities issued by the state of North Carolina, its political subdivisions, and the districts, authorities, agencies and instrumentalities of the state and its political subdivisions, the interest on which is exempt from regular federal and North Carolina income taxes.

     North Carolina municipal bonds are issued for various public purposes, including the construction of housing, pollution abatement facilities, health care and prison facilities, and educational facilities.

     Unlike other types of investments, municipal securities have traditionally not been subject to registration with, or other regulation by, the Securities and Exchange Commission ("SEC"). However, there have been proposals which could lead to future regulations of these securities by the SEC.

     Municipal Lease Obligations (Centura North Carolina Tax-Free Bond Fund). Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local government authorities to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal bonds. These obligations frequently contain "nonappropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "non-appropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. In order to limit certain of these risks, the Fund will limit its investments in municipal lease obligations that are illiquid, together with all other illiquid securities in its portfolio, to not more than 15% of its assets. The liquidity of municipal lease obligations purchased by the Fund will be determined pursuant to guidelines approved by the Board of Directors. Factors considered in making such determinations may include; the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency.

     Securities of Other Investment Companies (All Funds). Each Fund may invest in securities issued by the other investment companies. Each of these Funds currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Funds. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne indirectly by Shareholders.

     Investments in Real Estate Investment Trusts (All Funds except Centura North Carolina Tax-Free Bond Fund). A Fund may invest to a limited extent in equity or debt real estate investment trusts ("REITs"). Equity REITs are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. Debt REITs invest in obligations secured by mortgages on real property or interest in real property. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. Also, REITs may not be diversified. A REIT may fail to qualify for pass-through tax treatment of its income under the Internal Revenue Code and may also fail to maintain its exemption from registration under the Investment Company Act of 1940. Also, REITs (particularly equity REITs) may be dependent upon management skill and face risks of failing to obtain adequate financing on favorable terms.

                             INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies of each Fund, and except as otherwise indicated, may not be changed with respect to a Fund without the approval of a majority of the outstanding voting securities of that Fund which, as defined in the Investment Company Act of 1940 ("1940 Act"), means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting shares of such Fund.

     Each Fund, except as indicated, may not:

     (1) with respect to 75% of its total assets, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of such assets in the securities or instruments of any one issuer, except securities or instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (2) Borrow money except that a Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes; a Fund will make no purchase if its outstanding borrowings exceed 5% of its total assets;

     (3) Invest in real estate, provided that a Fund may invest in readily marketable securities (except limited partnership interests) of issuers that deal in real estate and securities secured by real estate or interests therein and a Fund may hold and sell real estate (a) used principally for its own office space or (b) acquired as a result of a Fund's ownership of securities;

     (4) Engage in the business of underwriting securities of other issuers, except to the extent that the purchase of securities directly from the issuer (either alone or as one of a group of bidders) or the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

     (5) Make loans, except that a Fund may (a) lend its portfolio securities,
         (b) enter into repurchase agreements and (c) purchase the types of debt instruments described in the Prospectus or the SAI;

     (6) Purchase securities or instruments which would cause 25% or more of the market value of the

         Fund's total assets at the time of such purchase to be invested in securities or instruments of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the U.S. Government, its agencies and instrumentalities;

     (7) Issue any senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and provided that collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; or

     (8) Purchase or sell commodity contracts, except that the Fund may invest in futures contracts and in options related to such contracts (for purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities).

     For restriction number 1, above, with respect to Centura North Carolina Tax-Free Bond Fund, the state of North Carolina and each of its political subdivisions, as well as each district, authority, agency or instrumentality of North Carolina or of its political subdivisions will be deemed to be a separate issuer, and all indebtedness of any issuer will be deemed to be a single class of securities. Securities backed only by the assets of a non-governmental user will be deemed to be issued by that user. Restriction number 6, above, will prevent Centura North Carolina Tax-Free Bond Fund from investing 25% or more of its total assets in industrial building revenue bonds issued to finance facilities for non-governmental issuers in any one industry, but this restriction does not apply to any other tax-free Municipal Obligations. For purposes of investment restriction number 6, public utilities are not deemed to be a single industry but are separated by industrial categories, such as telephone or gas utilities. For purposes of restriction number 7, with respect to its futures transactions and writing of options (other than fully covered call options), a Fund will maintain a segregated account for the period of its obligation under such contract or option consisting of cash, U.S. Government securities and other liquid high grade debt obligations in an amount equal to its obligations under such contracts or options.

     The following policies of the Funds are non-fundamental and may be changed by the Board of Directors without shareholder approval. These policies provide that a Fund, except as otherwise specified, may not:

     (a) Invest in companies for the purpose of exercising control or management;

     (b) Knowingly purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition, or reorganization; and
(ii) the equity and fixed income funds may invest up to 10% of their net assets in shares of other investment companies;

     (c) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     (d) Mortgage, pledge, or hypothecate any of its assets, except that a Fund may pledge not more than 15% of the current value of the Fund's total net assets;

     (e) Purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, the Adviser, the Administrator, or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

     (f) Invest more than 5% of its net assets in warrants which are unattached to securities; included within that amount, no more than 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges;

     (g) Write, purchase or sell puts, calls or combinations thereof, except as described in the Prospectus or

SAI;

     (h) Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years' continuous operation;

     (i) Invest more than 15% of the value of its net assets in investments which are illiquid or not readily marketable (including repurchase agreements having maturities of more than seven calendar days and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days' notice); or

     (j) Invest in oil, gas or other mineral exploration or development programs, although it may invest in issuers that own or invest in such programs.

                                   MANAGEMENT

DIRECTORS AND OFFICERS

     The principal occupations of the Directors and executive officers of the Company for the past five years are listed below. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                         POSITION
                                           WITH            PRINCIPAL
NAME, ADDRESS AND AGE                    COMPANY           OCCUPATION
---------------------                    -------           ----------
Leslie H. Garner, Jr                     Director          President,
Cornell College                                            Cornell College
600 First Street West
Mount Vernon, IA 52314-1098
Age:  45

James H. Speed, Jr                       Director          Hardee's Food Systems, Inc. - Vice President
1233 Hardee's Blvd                                         Controller (1991-present); Deloitte & Touche -
Rocky Mount, NC 27802                                      Senior Audit Manager (1979-1991)
Age:  43

Frederick E. Turnage                     Director          Attorney
149 North Franklin St
Rocky Mount, NC 27804
Age:  60

*Lucy Hancock Bode                       Director          Lobbyist
P.O. Box 6338
Raleigh, NC 27628
Age:  44

J. Franklin Martin                       Director          President of LandCraft Properties (1978 -
LandCraft Properties                                       President)
227 W. Trade Street
Suite 2730
Charlotte, NC 28202
Age:  51

Hugh Fanning(1)                          President         BISYS - Vice President of Client Services
Age:  43                                                   (1992-present); previously with Ketchum, an
                                                           advertising agency

Ellen Stoutamire (1)                     Secretary         BISYS - Registration and Compliance Officer
Age:  48                                                   (1995-present); Attorney - private practice
                                                           (1990-1995)

Tom Line (1)                             Treasurer         BISYS - Vice President/Treasurer (December
Age  30                                                    1996-present); KPMG Peat Marwick LLP -
                                                           Audit Senior Manager (September 1989-
                                                           December 1996)

Bruce Treff (1)                          Assistant         BISYS - Senior Counsel, Legal Services
Age  30                                  Secretary         (September 1995-present); Alliance Capital
                                                           Management, legal and administration
                                                           (1988-1995)

Dana Gentile(1)                          Assistant         BISYS - Vice President, Administration and
Age  34                                  Secretary         Regulatory Services (1993-present); BISYS -
                                                           client services (1987-1993)

Alaina Metz(1)                           Assistant         BISYS - Blue Sky Department Manager
Age  30                                  Secretary         (1995-present); previously, Alliance Capital
                                                           Management blue sky department

Troy Huliba(1)                           Assistant         BISYS - Associate Manager, Client Services;
Age  26                                  Secretary         formerly Senior Accountant, transfer agency
                                                           (1995-present); Safelight Autoglass, internal
                                                           auditor (1993-1995);  formerly, student

Jeanette Peplowski(1)                    Assistant         BISYS - Associate Manager, Client Legal
Age 39                                   Secretary         Services (May 1997-present); Legal
                                                           Assistant, Baker & Hostetler LLP (1993-1997)


----------
(1)  Address is 3435 Stelzer Road, Columbus, Ohio 43219.

     Directors of the Company who are not directors, officers or employees of the Adviser or the Administrator receive from the Company an annual retainer of $2000 (plus $500 for serving on the Board's Audit Committee) and a fee of $500 for each Board of Directors and Board committee meeting of the Company attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are directors, officers or employees of the Adviser or the Administrator do not receive compensation from the Company. The table below sets forth the compensation received by each Director from the Company for the fiscal year ended April 30, 1997.

                                       PENSION OR                            TOTAL
                          AGGREGATE    RETIREMENT                            COMPENSATION
NAME OF                   COMPENSA-    BENEFITS ACCRUED   ESTIMATED ANNUAL   FROM REGISTRANT
PERSON,                   TION         AS PART OF FUND    BENEFITS UPON      AND FUND COMPLEX
POSITION                  REGISTRANT   EXPENSES           RETIREMENT         PAID TO DIRECTORS
--------                  ----------   ----------------   ----------------   -----------------
Leslie H. Garner, Jr.     $5,500       -0-                -0-                $5,500
James H. Speed, Jr        $5,500       -0-                -0-                $5,500
Frederick E. Turnage      $5,500       -0-                -0-                $5,500
Lucy Hancock Bode         $4,000       -0-                -0-                $4,000
J. Franklin Martin        $4,000       -0-                -0-                $4,000


     As of November 19, 1997, the Officers and Directors of the Company, as a group, own less than 1% of the outstanding shares of the Funds.



     As of November 19, 1997, the following individuals owned 5% or more of the Class C shares of the Funds:


                           CENTURA EQUITY GROWTH FUND



                                               SHARES OWNED     PERCENTAGE OWNED
                                               ------------     ----------------
Centura Bank                                  3,645,946.300     31.14%*
Cash Account
Attn Trust Operations
P.O. Box 1220


Rocky Mount, N.C 27802-1220
Centura Bank                                  7,893,200.730             67.42%*
Reinvest Account
Attn Trust Operations
P.O. Box 1220
Rocky Mount, NC 27802-1220

*Disclaims beneficial ownership.


                     CENTURA FEDERAL SECURITIES INCOME FUND


                                               SHARES OWNED     PERCENTAGE OWNED
                                               ------------     ----------------
Centura Bank                                  5,140,223.170              40.21%*
Cash Account
Attn Trust Operations
P.O. Box 1220
Rocky Mount, NC 27802-1220
Centura Bank                                  7,561,791.084              59.15%*
Reinvest Account
Attn Trust Operations
P.O. Box 1220
Rocky Mount, NC 27802-1220


*Disclaims beneficial ownership.


                        NORTH CAROLINA TAX-FREE BOND FUND

                                               SHARES OWNED     PERCENTAGE OWNED
                                               ------------     ----------------
Centura Bank                                 3,196,618.081               95.28%*
Cash Account
Attn Trust Operations
P.O. Box 1220
Rocky Mount, NC 27802-1220

*Disclaims beneficial ownership

                           CENTURA EQUITY INCOME FUND


                                               SHARES OWNED     PERCENTAGE OWNED
                                               ------------     ----------------
Centura Bank                                  2,681,050.791              51.49%*
Reinvest Account
Attn Trust Operations
P.O. Box 1220
Rocky Mount, NC 27802-1220


Centura Bank                                  2,460,564.219             47.25%*
Cash Account
Attn Trust Operations
P.O. Box 1220
Rocky Mount, NC 27802-1220


*Disclaims beneficial ownership.

                      CENTURA SOUTHEAST EQUITY INCOME FUND


                                               SHARES OWNED     PERCENTAGE OWNED
                                               ------------     ----------------
Centura Bank                                    871,910.342              46.35%*
Reinvest Account
Attn Trust Operations
P.O. Box 1220
Rocky Mount, NC 27802-1220


Centura Bank                                    992,155.536              52.74%*
Cash Account
Attn Trust Operations
P.O. Box 1220
Rocky Mount, NC 27802-1220

*Disclaims beneficial ownership.


INVESTMENT ADVISER

     Centura Bank (the "Adviser") 131 North Church Street, Rocky Mountain, North Carolina 27802, serves as investment adviser to the Funds. For these services, the Adviser receives from each Fund a fee at an annual rate based on each Fund's average daily net assets. The rates for each Fund are 0.70% for Centura Equity Growth Fund, 0.70% for Centura Equity Income Fund, 0.30% for Centura Federal Securities Income Fund, 0.35% for Centura North Carolina Tax-Free Bond Fund, and 0.70% for Centura Southeast Equity Fund.

     Under the terms of the Investment Advisory Agreement for the Funds between the Company and the Adviser ("Agreement"), the investment advisory services of the Adviser to the Funds are not exclusive. The Adviser is free to, and does, render investment advisory services to others.

     The Agreement will continue in effect with respect to each Fund for a period more than two years from the date of its execution, only as long as such continuance is approved at least annually (i) by vote of the holders of a majority of the outstanding voting securities of each Fund or by the Board of Directors and (ii) by a majority of the Directors who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party. With respect to all the Funds other than Centura Equity Income Fund and Centura Southeast Equity Fund, the Agreement was approved by the Board of Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of any such parties, at a meeting called for the purpose of voting on the Agreement, held on April 26, 1994, and by the sole shareholder of the Funds on April 26, 1994.

     With respect to Centura Equity Income Fund and Centura Southeast Equity Fund, respectively, the Agreement was approved by the Board of Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of any such parties, at meetings called for such purpose held on July 24, 1996 (for Equity Income Fund) and January 29, 1997 (for Southeast Equity Fund) and by the sole shareholder of each such Fund on July 24, 1996 (for Equity Income Fund) and January 29, 1997 (for Southeast Equity
Fund). This Agreement, as it relates to all Centura Funds, was recently re-approved at the April 23, 1997 Board of Directors Meeting. The Agreement may be terminated at any time without penalty by vote of the Directors (with respect to the Company or a Fund) or, with respect to any Fund, by vote of the Directors or the shareholders of that fund, or by the Adviser, on 60 days written notice by either party to the Agreement and will terminate automatically if assigned.

     For the fiscal year ended April 30, 1997, the Adviser received $1,127,435 from the Equity Growth Fund and $358,174 from the Federal Securities Income Fund in advisory fees. The Adviser was entitled to $140,821 from the North Carolina Tax-Free Bond Fund and $217,106 from the Equity Income Fund, but waived $100,587 and $105,451, respectively. For the fiscal year ended April 30, 1996, the Adviser received the following in advisory fees: $802,888 from the Equity Growth Fund, $312,098 from the Federal Securities Income Fund and was entitled to $138,274 from the North Carolina Tax-Free Bond Fund but waived $99,774. For the period June 1, 1994 (commencement of operations) through April 30, 1995, the Adviser received the following in advisory fees: $458,424 from the Equity Growth Fund, $236,139 from the Federal Securities Income Fund and the Adviser was entitled to $98,015 for the North Carolina Tax-Free Bond Fund but waived $83,311.

DISTRIBUTION OF FUND SHARES

     Centura Funds Distributor, Inc. (the "Distributor") serves as principal underwriter for the shares of the Funds pursuant to a Distribution Contract. The Distribution Contract provides that the Distributor will use its best efforts to maintain a broad distribution of the Funds' shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

     Service and distribution plans (the "Plans") have been adopted by each of the Funds for Class A shares and Class B shares providing for different rates of fee payment with respect to each of those classes of shares, as described in the Prospectus. No Plan has been adopted for Class C shares.

ADMINISTRATIVE SERVICES

     On January 1, 1997, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") succeeded Furman Selz LLC ("Furman Selz") as Sponsor and Administrator of the Funds. Pursuant to an Administration Agreement, BISYS provides administrative services necessary for the operation of the Funds, including among other things, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission ("SEC") and state securities commissions and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Funds' Adviser, Distributor, custodians, independent accountants, legal counsel and others. In addition, BISYS furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds' officers, employees and Directors affiliated with BISYS. For these services, BISYS receives from each Fund a fee, payable monthly, at the annual rate of 0.15% of each Fund's average daily net assets.

     BISYS is a subsidiary of BISYS Group, Inc. which is headquartered in Little Falls, New Jersey and supports more than 5,000 financial institutions and corporate clients through two strategic business units. BISYS Information Services Group provides image and data processing outsourcing, and pricing analysis to more than 600 banks nationwide. BISYS Investment Services Group designs, administers and distributes over 30 families of proprietary mutual funds consisting of more than 365 portfolios, and provides 401(k) marketing support, administration, and recordkeeping services in partnership with banking institutions and investment management companies. At a meeting held on July 24, 1996, the Directors reviewed and approved an Administration Agreement with BISYS, a Transfer Agency Agreement and a Fund Accounting Agreement with BISYS Fund Services, Inc. Both BISYS companies have their principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219.

         For the fiscal year ended April 30, 1997, BISYS and Furman Selz received a total of $241,593 and $179,087 in administrative services fees from the Equity Growth Fund and the Federal Securities Income Fund, respectively. For the fiscal year ended April 30, 1997, Furman Selz and BISYS earned $60,352 in administrative services fees from the North Carolina Tax-Free Bond Fund of which $43,051 was waived. For the period from October 1, 1996 (commencement of operations) through April 30, 1997, Furman Selz and BISYS earned $46,523 in administrative services fee from the Equity Income Fund of which $23,882 was waived.

     For the period ended April 30, 1996, Furman Selz, the Administrator for that fiscal period, was entitled to the following administrative services fees:

                                                      FURMAN SELZ    FURMAN SELZ
                                                        ENTITLED       WAIVED
                                                      -----------    -----------
Centura Equity Growth Fund                              $172,047      $      0
Centura Federal Securities Income Fund                  $156,049      $      0
Centura North Carolina Tax Free
    Bond Fund                                           $ 59,260      $ 42,761


     For the period ended April 30, 1995, Furman Selz, the Administrator for that fiscal period, was entitled to the following administrative services fees:

                                                      FURMAN SELZ    FURMAN SELZ
                                                        ENTITLED       WAIVED
                                                      -----------    -----------
Centura Equity Growth Fund                              $105,945        $ 19,669
Centura Federal Securities Income Fund                  $117,881        $ 23,780
Centura North Carolina Tax-Free Bond Fund               $ 45,419        $ 40,371

     The Administration Agreement was approved by the Board of Directors, including a majority of the Directors who are not parties to the Contract or interested persons of such parties, at meetings held July 24, 1996 and January 29, 1997. The Administration Agreement is terminable with respect to a Fund or the Company without penalty, at any time, by vote of a majority of the Directors or, with respect to a Fund, by vote of the holders of a majority of the shares of the Fund, each upon not more than 60 days written notice to the Administrator, and upon 60 days notice, by the Administrator.

SERVICE ORGANIZATIONS

     The Company may also contract with banks, trust companies, broker-dealers or other financial organizations ("Service Organizations") to provide certain administrative services for the Funds. Services provided by Service Organizations may include among other things: providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with client orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in client-designating accounts; providing periodic statements showing a client's account balance and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a client's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Funds to clients; and providing such other services as the Funds or a client reasonably may request, to the extent permitted by applicable statute, rule or regulation. Neither BISYS nor the Adviser will be a Service Organization or receive fees for servicing.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts that might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

     The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Funds might occur and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                        DETERMINATION OF NET ASSET VALUE

     The Funds value their portfolio securities in accordance with the procedures described in the Prospectus.

                             PORTFOLIO TRANSACTIONS

     Investment decisions for the Funds and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

     The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with the Funds, the Adviser or BISYS are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC.

     The Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer that has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The advisory fees paid by the Funds are not reduced because the Adviser and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), the Adviser may cause a Fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. For the fiscal year ended April 30, 1997, $344,359 was paid in brokerage commissions by the Equity Growth Fund. For the period from October 1, 1996 (commencement of operations) through April 30, 1997, $44,399 was paid in brokerage commissions by the Equity Income Fund. Of these amounts, none were paid to any affiliated brokers. For the period ended April 30, 1996, the Equity Growth Fund paid brokerage commissions in the amount of $192,705. Of this amount, none was paid to any affiliated brokers. For the period ended April 30, 1995, the Equity Growth Fund paid brokerage commissions, in the amount of $115,342. Of this amount, none was paid to any affiliated brokers.

PORTFOLIO TURNOVER

     Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. It is anticipated that the annual portfolio turnover rate for a Fund normally will not exceed the amount stated in the Funds' Prospectus. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. The portfolio turnover rate for the fiscal year ended April 30, 1997 was 67%, 26%, and 34% for the Equity Growth Fund, the Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively. For the period from October 1, 1996 (commencement of operations) through April 30, 1997, the portfolio turnover rate was 24% for the Equity Income Fund. The portfolio turnover rate for the fiscal period ended April 30, 1996 was 46%, 34%, and 80% for the Equity Growth Fund, the Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively.

                                    TAXATION

     The Funds intend to qualify and elect annually to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must for each taxable year (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (c) derive less than 30% of its gross income from the sale or other disposition of certain assets (namely, in the case of a Fund, (i) stock or securities; (ii) options, futures, and forward contracts (other than those on foreign currencies), and (iii) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities)) held less than 3 months; and (d) diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses. In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, a Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.

     Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be reportable by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. Distributions of net capital gains, if any, designated by the Funds as capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Funds' shares have been held by a shareholder. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

     Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a stockholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

     Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be mid-term, long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt-interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In some circumstances, basis adjustments are required in computing gains or loss on dispositions of Fund shares within 90 days after their acquisition where new shares of a regulated investment company are then acquired with a reduced sales load. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.


     Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. It is unclear at this time whether the long-term portion of gain will be regarded as mid-term gain or as gain from an asset held more than eighteen months.

     Generally, the hedging transactions undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to stockholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, forward contracts and similar instruments.

     Certain of the debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code. Original issue discount on an obligation, the interest from which is exempt from Federal income tax, generally will constitute tax-exempt interest income.

     Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security, including a tax-exempt debt security, having market discount will be treated as taxable income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     Some Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to stockholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Funds' PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. Under recent tax legislation, the federal tax rates on long-term capital gain differ, depending on the length of time the asset giving rise to the capital gain has been held. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

     Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign governments and corporations, the Fund will be eligible and intends to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and would be entitled either to deduct (as an itemized deduction) his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by a Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from foreign sources.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund. The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income. The ability to claim foreign tax credits also is subject to holding period requirements.

     The Funds are required to report to the Internal Revenue Service ("IRS") all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

     The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

     Centura North Carolina Tax-Free Bond Fund. The Fund intends to manage its portfolio so that it will be eligible to pay "exempt-interest dividends" to shareholders. The Fund will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular Federal income tax. To the extent that the Fund's dividends distributed to shareholders are derived from such interest income and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to one-half (85% for taxable years beginning after 1993) of their social security benefits and certain railroad retirement benefits. The Fund will inform shareholders annually as to the portion of the distributions from the Fund which constitute exempt-interest dividends. In addition, for corporate shareholders of the Fund, exempt-interest dividends may comprise part or all of an adjustment to alternative minimum taxable income for purposes of the alternative minimum tax and the environmental tax under sections 55 and 59A. Exempt-interest dividends that are attributable to certain private activity bonds, while not subject to the regular Federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax.

     To the extent that the Fund's dividends are derived from its investment company taxable income (which includes interest on its temporary taxable investments and the excess of net short-term capital gain over net long-term capital loss), they are considered ordinary (taxable) income for Federal income tax purposes. Such dividends will not qualify for the dividends-received deduction for corporations. Distributions, if any, of net capital gains (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has owned shares of the Fund. Under recent tax legislation, the federal tax rates on long-term capital gain differ, depending on the length of time the asset giving rise to the capital gain has been held.

     Upon redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. The discussion above provides additional detail about the income tax consequences of disposing of Fund shares.

     Deductions for interest expense incurred to acquire or carry shares of the Fund may be subject to limitations that reduce, defer, or eliminate such deductions. This includes limitations on deducting interest on indebtedness properly allocable to investment property (which may include shares of the Fund). In addition, a shareholder may not deduct a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company (such as this Fund) paying exempt-interest dividends. Such disallowance would be in an amount which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends, excluding net capital gain dividends received by the shareholder. Under rules issued by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     North Carolina law exempts from income taxation dividends received from a regulated investment company in proportion to the income of the regulated investment company that is attributable to interest on bonds or securities of the U.S. government or any agency or instrumentality thereof or on bonds of the State of North Carolina or any county, municipality or political subdivision thereof, including any agency, board, authority or commission of any of the above.

     Opinions relating to the validity of municipal securities and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuers. The Fund, the Adviser and their affiliates, and the Fund's counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

     Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of Centura North Carolina Tax-Free Bond Fund since the acquisition of shares of the Fund may result in adverse tax consequences to them. In addition, all shareholders of the Fund should consult their tax advisers about the tax consequences to them of their investments in the Fund.

     Changes in the tax law, including provisions relating to tax-exempt income, frequently come under consideration. If such changes are enacted, the tax consequences arising from an investment in Centura North Carolina Tax-Free Bond Fund may be affected. Since the Funds do not undertake to furnish tax advice, it is important for shareholders to consult their tax advisers regularly about the tax consequences to them of investing in one or more of the Funds.

                                OTHER INFORMATION

CAPITALIZATION

     The Company is a Maryland corporation established under Articles of Incorporation dated March 1, 1994 and currently consists of five separately managed portfolios, each of which offers three classes of shares. The capitalization of the Company consists solely of seven hundred fifty million (750,000,000) shares of common stock with a par value of $0.001 per share. The Board of Directors may establish additional Funds (with different investment objectives and fundamental policies), or additional classes of shares, at any time in the future. Establishment and offering of additional Funds or classes will not alter the rights of the Company's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund or class, each shareholder is entitled to receive his pro rata share of the net assets of that Fund or class.



VOTING RIGHTS

     Under the Articles of Incorporation, the Company is not required to hold annual meetings of each Fund's shareholders to elect Directors or for other purposes. It is not anticipated that the Company will hold shareholders' meetings unless required by law or the Articles of Incorporation. In this regard, the Company will be required to hold a meeting to elect Directors to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Directors have been elected by the shareholders of the Company. In addition, the Articles of Incorporation provide that the holders of not less than a majority of the outstanding shares of the Company may remove persons serving as Director.

     Each Fund may vote separately on items affecting only that Fund, and each class of shares of each Fund may vote separately on matters affecting only that class or affecting that class differently from other classes.

     The Company's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Directors, in which case the holders of the remaining shares would not be able to elect any Directors.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     Centura Bank, 131 North Church Street, Rocky Mount, North Carolina 27802, acts as Custodian of the Company's assets. For the periods ended April 30, 1995, April 30, 1996 and April 30, 1997, respectively, the

Custodian earned fees of $17,188, $28,109 and $59,019 for the Equity Growth Fund; $19,585, $24,580 and $31,324 for the Federal Securities Income Fund; and $10,192, $12,503 and $15,400 for the North Carolina Tax-Free Bond Fund, respectively. For the period from October 1, 1996 (commencement of operations) to April 30, 1997 the custodian earned fees of $23,036 for the Equity Income Fund.


     BISYS Fund Services, Inc. ("BFSI") serves as the Company's transfer agent pursuant to a Transfer Agency Agreement; prior to January 1, 1997, Furman Selz served as Transfer Agent. For its services rendered during the fiscal year ended April 30, 1997, BFSI and Furman Selz, the Company's prior transfer agent, earned $101,541, $13,117 and $11,109 in transfer agent fees for the Equity Growth Fund, the Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively. For the period from October 1, 1996 (commencement of operations) through April 30, 1997, BFSI and Furman Selz earned $16,260 in transfer agent fees for the Equity Income Fund. For the fiscal year ended April 30, 1996, the Company's prior transfer agent, Furman Selz, earned transfer agent fees of $38,623 for the Equity Growth Fund, $7,326 for the Federal Securities Income Fund and $6,452 for the North Carolina Tax-Free Bond Fund. For the period ended April 30, 1995, Furman Selz earned transfer agent fees of $9,897 for the Equity Growth Fund, $5,034 for the Federal Securities Income Fund and $4,275 for the North Carolina Tax-Free Bond Fund.

     Pursuant to a Fund Accounting Agreement, each Fund compensates BFSI $2,500 per month for providing fund accounting services for the Funds. For the fiscal year ended April 30, 1997, BFSI and Furman Selz, the Company's fund accounting servicer prior to January 1, 1997, earned $28,792, $31,735 and $39,742 in fund accounting fees for the Equity Growth Fund, the Federal Securities Income Fund and the North Carolina Tax-Free Bond Fund, respectively. For the period from October 1, 1996 (commencement of operations) through April 30, 1997, BFSI and Furman Selz earned $19,212 in fund accounting fees for the Equity Income Fund. For the fiscal year ended April 30, 1996, Furman Selz, earned the following fees for their fund accounting services: $32,848 for the Equity Growth Fund, $33,981 for the Federal Securities Income Fund and $41,369 for the North Carolina Tax-Free Bond Fund. For the period ended April 30, 1995, Furman Selz earned the following fees for their fund accounting services: $29,727 for the Equity Growth Fund, $32,231 for the Federal Securities Income Fund and $34,948 for the North Carolina Tax-Free Bond Fund.


YIELD AND PERFORMANCE INFORMATION

     The Funds may, from time to time, include their yield, effective yield, tax equivalent yield and average annual total return in advertisements or reports to shareholders or prospective investors.

     Quotations of yield for each class of shares of the Funds will be based on the investment income per share earned during a particular 30-day period, less expenses accrued with respect to that class during a period ("net investment income"), and will be computed by dividing net investment income for the class by the maximum offering price per share of that class on the last day of the period, according to the following formula:

                          YIELD = 2[(a-b + 1)#6-1]/cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share of the class on the last day of the period; the # indicates that the following single character is an exponent.

     The 30-day yield for Class C shares for the period ended April 30, 1997 was as follows: 5.96% for the Federal Securities Income Fund and 4.61% for the North Carolina Tax Free Bond Fund.

     Quotations of tax-equivalent yield for each class of shares of Centura North Carolina Tax-Free Bond Fund will be calculated according to the following formula:

                         TAX EQUIVALENT YIELD = (E)/l-p
                 E = tax-exempt yield p = stated income tax rate

     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in each class of shares of a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                          YIELD = 2[(a-b + 1)#6-1]/ cd

(where P = a hypothetical initial payment of $1,000, T = the average annual total return for the class, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund and class-specific expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid; the # indicates that the following single character is an exponent.

     Quotations of yield and total return will reflect only the performance of a hypothetical investment in a class of shares of the Funds during the particular time period shown. Yield and total return for the Funds will vary based on changes in the market conditions and the level of the Fund's (and classes') expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its yields or total return to current or prospective unit holders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Please refer to the Total Return Summary under the section entitled Other Information in the Prospectus for average annual total returns for Class C shares.

     Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund.

     Investors who purchase and redeem shares of the Funds through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Service Organization and the investor, with respect to the customer services provided by the Service
Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and average annual total return of the Funds for those investors.

INDEPENDENT ACCOUNTANTS

     McGladrey & Pullen LLP serves as the independent accountants for the Company. McGladrey & Pullen LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings.

COUNSEL

     Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C., 20005, passes upon certain legal matters in connection with the shares offered by the Company and also acts as Counsel to the Company.

REGISTRATION STATEMENT

     This SAI and the Prospectus do not contain all the information included in the Company's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


FINANCIAL STATEMENTS

         The Report of Independent Accountants and financial statements of the Funds included in their Annual Report for the period ended April 30, 1997 (the "Annual Report") are incorporated herein by reference to such Annual Report. Copies of such Annual Report are available without charge upon request by writing to Centura Funds, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-8006 or telephoning (800) 442-3688.

         The financial statements incorporated by reference into this Statement of Additional Information have been audited by McGladrey & Pullen LLP, independent accountants, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

         The unaudited financial statements for the Southeast Equity Fund for the period ended October 31, 1997 are included herein.

CENTURA FUNDS, INC.

SOUTHEAST EQUITY FUND
-------------------------------------------------------------------------------
Schedule of Portfolio Investments                              October 31, 1997

(Unaudited)

    SHARES
      OR
   PRINCIPAL       SECURITY                                                              MARKET
    AMOUNT        DESCRIPTION                                                             VALUE
   ---------      -----------                                                            ------
    COMMON STOCKS  (91.6%):
Airlines  (1.4%):
    14,000   Atlantic Southeast Airlines, Inc.                                         $   390,250
                                                                                       -----------
Apparel  (0.9%):
    20,000   Tropical Sportswear International (b)                                         240,000
                                                                                       -----------
Banking & Financial Services  (9.4%):
     8,500   CCB Financial Corp.                                                           773,499
     8,000   Cenit Bancorp, Inc.                                                           520,000
    20,000   First Financial Holdings, Inc.                                                772,500
    12,500   First Liberty Financial Corp.                                                 329,688
    10,000   LSB Bancshares, Inc.                                                          252,500
                                                                                       -----------
                                                                                         2,648,187
                                                                                       -----------
Chemicals  (1.2%):
    30,000   JLM Industries, Inc. (b)                                                      341,250
                                                                                       -----------
Commercial Services  (2.0%):
    26,000   Rollins, Inc.                                                                 555,750
                                                                                       -----------
Computer Software  (2.7%):
    38,000   Broadway & Seymour, Inc. (b)                                                  370,500
       750   Choicepoint Inc. (b)                                                           27,938
    12,000   Datastream Systems, Inc. (b)                                                  366,000
                                                                                       -----------
                                                                                           764,438
Distribution/Wholesale  (1.7%):
    35,500   Aviall Inc. (b)                                                               474,813
                                                                                       -----------
Electrical & Electronics  (3.8%):
    17,000   AVX Corp.                                                                     480,250
    24,000   Benchmark Electronics, Inc. (b)                                               598,500
                                                                                       -----------
                                                                                         1,078,750
                                                                                       -----------
Electrical Equipment  (3.9%):
    15,000   General Cable                                                                 485,625
    81,500   Insteel Industries, Inc.                                                      621,437
                                                                                       -----------
                                                                                         1,107,062
Financial Services  (0.8%):
     7,500   Equifax, Inc.                                                                 232,969
                                                                                       -----------
Food  (3.7%):
    25,000   Goodmark Foods, Inc.                                                          412,500
    29,000   Lance Inc.                                                                    619,875
                                                                                       -----------
                                                                                         1,032,375
                                                                                       -----------
Forest Products  (1.8%):
    18,000   Deltic Timber Corp.                                                           507,375
                                                                                       -----------
Health Care  (6.4%):
    20,000   Coventry Corp. (b)                                                            278,750


SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.

SOUTHEAST EQUITY FUND
-------------------------------------------------------------------------------
Schedule of Portfolio Investments                              October 31, 1997

(Unaudited)

    SHARES
      OR
   PRINCIPAL       SECURITY                                                                MARKET
    AMOUNT        DESCRIPTION                                                              VALUE
   ---------      -----------                                                              ------
    25,000   Medcath, Inc. (b)                                                          $  393,750
    36,200   Owens & Minor Inc. Holding Co.                                                506,800
    25,000   Trigon Healthcare, Inc. (b)                                                   610,937
                                                                                        ----------
                                                                                         1,790,237
                                                                                        ----------
Home Furnishings  (0.6%):
     5,600   Bassett Furniture Industries, Inc.                                            156,800
                                                                                        ----------
Hotels & Lodging  (0.5%):
    10,000   Winston Hotels, Inc.                                                          136,250
                                                                                        ----------
Insurance  (7.4%):
     9,700   American Heritage Life Insurance                                              343,138
    25,000   FPIC Insurance Group, Inc. (b)                                                743,749
    18,000   Highlands Insurance Group (b)                                                 414,000
    17,400   Provident Companies, Inc.                                                     580,725
                                                                                        ----------
                                                                                         2,081,612
                                                                                        ----------
Machinery & Equipment (1.0%):
    10,000   Roper Industries, Inc.                                                        266,875
                                                                                        ----------
Media  (4.2%):
    30,000   Cadmus Communications Corp.                                                   629,999
    18,000   Cox Communications (b)                                                        553,500
                                                                                        ----------
                                                                                         1,183,499
                                                                                        ----------
Medical - Biotechnology (1.6%):
    25,000   Pharmaceutical Product Development, Inc. (b)                                  443,750
                                                                                        ----------
Medical Equipment & Supplies  (1.0%):
    13,000   Maxxim Medical, Inc. (b)                                                      290,875
                                                                                        ----------
Metal Fabricate/Hardware  (1.7%):
    16,000   Kaydon Corp.                                                                  486,000
                                                                                        ----------
Metals  (1.2%):
    18,500   Commonwealth Industries, Inc.                                                 326,063
                                                                                        ----------
Natural Gas Utility  (1.0%):
    10,000   Piedmont Natural Gas Co., Inc.                                                280,000
                                                                                        ----------
Oil/Gas Exploration  (5.3%):
    41,500   Dailey Petroleum Services (b)                                                 529,124
     8,000   Forcenergy, Inc. (b)                                                          261,000
    10,000   Marine Drilling Companies, Inc. (b)                                           296,250
    12,000   Pride International, Inc. (b)                                                 396,000
                                                                                        ----------
                                                                                         1,482,374
                                                                                        ----------
Oil/Gas Services  (3.7%):
    30,400   American Oilfield Divers, Inc. (b)                                            516,800
    26,000   Global Industries Ltd. (b)                                                    523,250
                                                                                        ----------
                                                                                         1,040,050
                                                                                        ----------
Packaging  (1.1%):
    10,000   Sonoco Products Co.                                                           321,875
                                                                                        ----------


SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.

SOUTHEAST EQUITY FUND
-------------------------------------------------------------------------------
Schedule of Portfolio Investments                              October 31, 1997

(Unaudited)

    SHARES
      OR
   PRINCIPAL       SECURITY                                                                MARKET
    AMOUNT        DESCRIPTION                                                               VALUE
   ---------      -----------                                                              ------
Paper/Pulp  (1.3%):
     9,000   Buckeye Cellulose Corp. (b)                                                 $  373,500
                                                                                         ----------
Pollution Control  (1.4%):
    76,100   Trion Inc.                                                                     380,500
                                                                                         ----------
Publishing & Printing  (1.0%):
    23,100    Nelson (Thomas), Inc.                                                         268,538
                                                                                         ----------
Real Estate Investment Trust  (2.3%):
    20,000    Capstone Capital Corp.                                                        472,500
     5,000   Prison Realty Trust                                                            172,500
                                                                                         ----------
                                                                                            645,000
                                                                                         ----------
Restaurants  (0.8%):
    25,000   Rare Hospitality International, Inc. (b)                                       234,375
                                                                                         ----------
Retail  (3.4%):
    40,000   Cato Corp.                                                                     342,500
    15,000   Heilig Meyers Co.                                                              200,625
    10,000   Lowes Co.                                                                      416,250
                                                                                         ----------
                                                                                            959,375
                                                                                         ----------
Retail - Grocery (1.4%):
    30,000   Ingles Markets Inc., Class A                                                   393,750
                                                                                         ----------
Retial-Computer Software  (0.6%):
    10,000   Southern Electronic Corp. (b)                                                  165,000
                                                                                         ----------
Steel/Iron  (1.1%):
     6,000   Nucor Corp.                                                                    313,500
                                                                                         ----------
Telecommunications  (1.2%):
    25,000   Vanguard Cellular System - Class A (b)                                         345,313
                                                                                         ----------
Textiles  (2.2%):
     9,300   Guilford Mills, Inc.                                                           222,038
    10,000   Unifi, Inc.                                                                    384,375
                                                                                         ----------
                                                                                            606,413
                                                                                         ----------
Tobacco  (3.5%):
    35,000   Standard Commercial Corp. (b)                                                  584,063
    10,000   Universal Corp.                                                                384,375
                                                                                         ----------
                                                                                            968,438
                                                                                         ----------
Utilities  (1.4%):
    15,000   Scana Corp.                                                                    378,750
                                                                                         ----------

TOTAL COMMON STOCKS                                                                      25,691,931
                                                                                         ----------

U.S. TREASURY BILLS  (3.6%):
    1,000,000 5.16%, 11/6/97                                                                999,354
                                                                                         ----------
TOTAL U.S. TREASURY BILLS                                                                   999,354
                                                                                         ----------



SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.

SOUTHEAST EQUITY FUND
-------------------------------------------------------------------------------
Schedule of Portfolio Investments                              October 31, 1997

(Unaudited)

    SHARES
      OR
   PRINCIPAL       SECURITY                                                               MARKET
    AMOUNT        DESCRIPTION                                                             VALUE
   ---------      -----------                                                             ------
 INVESTMENT COMPANIES  (6.8%):
   961,442   Financial Square Prime Money Market Fund                                  $   961,442
   939,018   Temporary Investment Fund                                                     939,018
                                                                                       -----------
TOTAL INVESTMENT COMPANIES                                                               1,900,460
                                                                                       -----------

TOTAL INVESTMENTS (COST $23,805,542) (a)   -   102.0%                                   28,591,745
LIABILITIES IN EXCESS OF OTHER ASSETS   (2.0)%                                            (562,667)
                                                                                       -----------
TOTAL NET ASSETS   -   100.0%                                                          $28,029,078
                                                                                       ===========

----------------
    (a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

               Unrealized appreciation            $  5,382,193
               Unrealized depreciation                (595,990)
               Net unrealized appreciation        $  4,786,203

    (b) Non-income producing securities.

    (c) 144a Security which is restricted as to resale only to qualified institutional investors.


SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1997
(Unaudited)

                                                                SOUTHEAST
                                                               EQUITY FUND
                                                               -----------
                                                              FOR THE PERIOD
                                                                   ENDED
                                                             OCTOBER 31, 1997
                                                             ----------------
Assets:
Investments, at value (Cost 23,805,542)                          $28,591,745
Interest and dividends receivable                                     37,376
Receivable for capital shares issued                                  30,258
Receivable from brokers for investments sold                               0
Unamortized organization costs                                        14,961
Prepaid expenses                                                         568
                                                                 -----------
     Total Assets                                                 28,674,908
                                                                 -----------
Liabilities:
Dividends payable                                                     17,394
Payable to brokers for investments purchased                         598,750
Payable for capital shares issued                                        877
Accrued expenses and other payables:
     Investment advisory fees                                         16,700
     Administration fees                                                 342
     Distribution fees--Class A                                          304
     Distribution fees--Class B                                        1,924
     Trustee Fees                                                        568
     Custodiam fees                                                    6,469
     Other                                                             2,502
                                                                 -----------
          Total Liabilities                                          645,830
                                                                 -----------

Net Assets:
Shares of beneficial interest outstanding (par value $.001
     per share) shares authorized
Additional paid-in-capital                                        21,422,392
Distribution in excess of net investment income                         (657)
Accumulated undistributed net realized gains (losses)
     from investment transactions                                  1,821,140
Net realized appreciation (depreciation) from
     investments                                                   4,786,203
                                                                 -----------
     Net Assets                                                  $28,029,078
                                                                 -----------
Class A:
     Net Assets                                                    1,504,075
     Shares Outstanding                                              110,770
     Net Asset Value Per Share                                   $     13.58
                                                                 -----------
Maximum Sales Charge                                                    4.50%
                                                                 -----------
Maximum Offering Price Per Share (100%-100%-
     Maximum Sales Charge) of net asset value adjusted
     to the nearest cent per share                               $     14.21
                                                                 -----------
Class B:
     Net Assets                                                    2,364,829
     Shares Outstanding                                              174,636
     Net Asset Value Per Share*                                  $     13.54
                                                                 -----------
Class C:
     Net Assets                                                   24,160,173
     Shares Outstanding                                            1,780,681
     Net Asset Value Per Share                                   $     13.57
                                                                 -----------

*Redemption price varies by length of time
See notes to financial statements

CENTURA FUNDS, INC.
STATEMENT OF OPERATIONS
(Unaudited) October 31, 1997


                                                                SOUTHEAST
                                                               EQUITY FUND
                                                               -----------
                                                             FOR THE PERIOD
                                                                  ENDED
                                                           OCTOBER 31, 1997
                                                           -----------------
Investment Income:
     Interest income                                             $     7,195
     Dividend income                                                 202,781
                                                                 -----------
          Total income                                               209,976
                                                                 -----------
Expenses:
     Investment advisory fees                                         79,594
     Administration fees                                              17,056
     Distribution fees--Class A                                        1,846
     Distribution fees--Class B                                        5,700
     Custodian fees                                                    8,067
     Accounting fees                                                  16,928
     Legal fees                                                          816
     Audit fees                                                        8,172
     Trustees' fees and expenses                                       1,161
     Transfer agent fees                                               6,288
     Registration and filing fees                                      7,536
     Printing costs                                                    1,668
     Amortization of organization costs                                  720
     Other expenses                                                      532
                                                                 -----------
          Total expenses before voluntary fee
               reductions                                            156,084
          Less: Expenses voluntarily reduced                          31,472
                                                                 -----------
     Total Net Expenses                                              124,612
                                                                 -----------
Net Investment Income                                                 85,364
                                                                 -----------
Realized/Unrealized Gains (losses) from
     Investments:
     Net realized gains (losses) from investment
          transactions                                             1,821,140
     Net change in unrealized appreciation/
          depreciation from investments                            4,786,203
                                                                  ----------
     Net realized/unrealized gains (losses) from
          investments                                              6,607,343
                                                                  ----------
     Increase in Net Assets Resulting from
          Operations                                              $6,692,707

See notes to financial statements.

CENTURA FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(Unaudited) October 31, 1997


                                                                SOUTHEAST
                                                               EQUITY FUND
                                                               -----------
                                                             FOR THE PERIOD
                                                                  ENDED
                                                           OCTOBER 31, 1997 (b)
                                                           ---------------------
OPERATIONS:
        Net investment income                                   $     85,364
        Net realized gains from investment transactions            1,821,140
        Net change in unrealized appreciation/(depreciation)
            from investments                                       4,007,490
                                                                ------------
Change in net assets resulting from operations                     5,913,994
                                                                ------------
DISTRIBUTIONS FROM NET INVESTMENT INCOME:
            Class A                                                   (2,116)
            Class B                                                   (1,083)
            Class C                                                  (82,822)
                                                                ------------

        Total distributions from net investment income               (86,021)
                                                                ------------

DISTRIBUTIONS FROM CAPITAL GAINS:
            Class A                                                        0
            Class B                                                        0
            Class C                                                        0
                                                                ------------

        Total distributions from capital gains                             0
                                                                ------------

Total Distributions                                                  (86,021)
                                                                ------------

CAPITAL SHARE TRANSACTIONS:

        Total proceeds from sales of shares:                      24,370,261
        Total proceeds of shares issued in reinvestment
            of dividends:                                             32,310
        Total cost of shares redeemed:                            (2,201,466)
                                                                ------------

Change in net assets from
        share transactions                                        22,201,105
                                                                ------------
Change in net assets                                            $ 28,029,078

NET ASSETS:
        Beginning of period                                                0
                                                                ------------
        End of period                                           $ 28,029,078
                                                                ============

----------
     (a) For the period from October 1, 1996 (commencement of operations) to April 30, 1997
     (b) For the period from May 1, 1997 (commencement of operations) to October 31, 1997

     See notes to financial statements

CENTURA FUNDS, INC.

Notes to Financial Statements (unaudited)

October 31, 1997

         1. DESCRIPTION -- Centura Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, organized under the laws of the State of Maryland on March 1, 1994. The company currently consists of four separate investment portfolios:
Centura Equity Growth Fund, Centura Federal Securities Income Fund, Centura North Carolina Tax-Free Bond Fund, and Centura Equity Income Fund (collectively, the "Funds"). The Funds, with the exception of Equity Income Fund and Southeast Equity Fund, which commenced operations on October 1, 1996 and May 1, 1997, respectively, commenced operations on June 1, 1994, and prior to that date had no operations other than organizational matters.

         The Equity Growth Fund seeks to achieve its investment objective of long-term capital appreciation by investing in a diversified portfolio comprised mainly of publicly traded common and preferred stocks and securities convertible into or exchangeable for common stock. The Federal Securities Fund seeks to achieve its investment objective of providing relatively high current income consistent with relative stability of principal and safety by investing primarily in securities issued by the U.S. Government, its agencies and instrumentalities. The North Carolina Tax-Free Bond Fund seeks to achieve its investment objective of providing relatively high current income that is free of both federal and North Carolina personal income tax together with relative safety of principal by investing primarily in a portfolio of high quality North Carolina municipal securities. The Equity Income Fund seeks to achieve its investment objective of providing long-term capital appreciation and income by investing primarily in dividend-paying common stocks, convertible preferred stocks, and convertible bonds, notes and debentures. The Southeast Equity Fund's investment objective is to provide long-term capital appreciation and income.

         The Funds each have three classes of shares known as Class A, Class B and Class C Shares. Class A Shares are offered with a maximum front-end sales charge of 4.50% for the Equity Growth Fund and Equity Income Fund and 2.75% for the Federal Securities Income Fund and North Carolina Tax-Free Bond Fund. Class B Shares are offered with a contingent deferred sales charge ("CDSC") declining from a maximum in the first year after purchase of 5.00% for the Equity Income Fund and the Centura Equity Growth Fund and 3.00% for each of the other Funds to a minimum in the fifth year after purchase of 1.00% for all of the Funds. This charge is imposed if shareholders redeem their shares within five years from the date of purchase. On the seventh anniversary of their purchase date, Class B Shares convert automatically to Class A Shares. Class C Shares are offered to accounts managed by the Adviser's Trust Department and to non-profit Institutions who invest at least $100,000, and there is no sales charge or CDSC imposed on this class.

         2. SIGNIFICANT ACCOUNTING POLICIES -- The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

         a. Security Valuation Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken from the exchange where the security is primarily traded. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Directors. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Directors. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

         b. Investment Transactions Transactions are recorded on the trade date. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income, including the amortization of discount or premium, is recorded as accrued. Dividends are recorded on the ex-dividend date.

         c. Federal Income Taxes Each Fund's policy is to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute taxable and tax-exempt income for their fiscal year. The Funds also intend to meet the distribution requirements to avoid the payment of an excise tax.

         d. Dividends To Shareholders The Equity Growth Fund and Equity Income Fund declare and pay dividends of substantially all of its net investment income monthly. The Federal Securities Income Fund and North Carolina Tax-Free Bond Fund declare dividends of substantially all of their net investment income daily and pay those dividends monthly. Each Fund will distribute, at least annually, substantially all net capital gains, if any, earned by such Fund. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

         e. Organization Expenses Costs incurred in connection with the organization and initial registration of the Company, which have been allocated among the Funds, have been deferred and are being amortized over a three or five year period, beginning with each Fund's commencement of operations.

         f. Determination of Net Asset Value and Allocation of Expenses Expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the Company in relation to the net assets of each Fund or on another reasonable basis. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Class specific expenses, as determined under applicable law and regulatory policy, are borne by the class incurring the expense.

         3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES -- Centura Bank ("Adviser") serves as the Company's investment adviser. Pursuant to the Advisory Contracts, the Adviser manages the investments of the Funds and continuously reviews, supervises and administers the Funds' investments. The Adviser is responsible for placing orders for the purchase and sale of investment securities directly with brokers and dealers selected at its discretion. The terms of the Advisory Contracts provide for annual fees at the following percentages of average daily net assets:

Southeast Equity Fund ...........................................0.70%

         For the year ended October 31, 1997, gross advisory fees and the corresponding waived fees are listed below:

                                           GROSS FEES            WAIVED FEES
                                           ----------            -----------
SOUTHEAST EQUITY FUND...................     $79,594               $25,157

----------------
(a) For the period from October 1, 1996 (commencement of operations) to October 31, 1997.

         Furman Selz LLC ("Furman Selz") provided the Funds with administrative, fund accounting and transfer agency services for the period from May 1, 1996 through September 30, 1996. Effective October 1, 1996, BISYS Fund Services, Inc. ("BISYS") became the Funds' transfer agent and fund accounting agent. Also effective October 1, 1996, BISYS Fund Services ("Administrator") became the Funds' administrator.

         Services provided under the Administrative Services Contracts include providing day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records and the preparation of reports. The terms of the Administrative Services Contracts provide for annual fees of 0.15% of average daily net assets of each Fund.

         For the year ended October 31, 1997, gross administration fees and the corresponding waived fees are listed below:

                                                GROSS FEES       WAIVED FEES
                                                ----------       -----------
SOUTHEAST EQUITY FUND .......................     $17,056          $5,391

Services provided under the Transfer Agency Agreements include providing personnel and facilities to perform shareholder servicing and transfer agency related services. The Transfer Agency Agreements provide for a per account fee and reimbursement for out-of-pocket expenses in connection with shareholder servicing. For the period from May 1, 1997 (commencement of operations) to October 31, 1997, transfer agent expenses incurred by the Southeast Equity Fund were $6,288.

         The terms of the Fund Accounting Agreements provide for each of the Funds to pay $2,500 per month to BISYS Fund Services. For the period from May 1, 1997 (commencement of operations) to October 31, 1997, fund accounting fees incurred by the Southeast Equity Fund were $16,928.

         Centura Funds Distributor, Inc. acts as the Funds' Distributor. The Distributor is an affiliate of the Funds' Administrator and was formed specifically to distribute the Funds.

         Each of the Funds has adopted a Service and Distribution Plan (the "Plan") with respect to its Class A and Class B Shares. The Plans provide that each class of shares will pay the Distributor a fee calculated as a percentage of the value of average daily net assets of that class as reimbursement for its costs incurred in financing certain distribution and shareholder service activities related to that class.

         The Class A Plan provides for payments by each Fund to the Distributor at an annual rate not to exceed 0.50% of the Fund's average net assets attributable to its Class A Shares. Such fees may include a Service Fee totaling up to 0.25% of the average annual net assets attributable to a Fund's Class A Shares. Service Fees are paid to securities dealers and other financial institutions for maintaining shareholder accounts and providing related services to shareholders. During the current fiscal year the Adviser has undertaken to limit 12b-1 fees for Class A Shares to 0.25%. For the period from May 1, 1997 (commencement of operations) to October 31, 1997, distribution fees incurred by the Southeast Equity Fund (Class A Shares) were $1,846. In addition, the Distributor also retains a portion of the front-end sales charge.

         The Class B Plan provides for payments by the Fund to the Distributor at an annual rate not to exceed 1.00% of the Fund's average net assets attributable to its Class B Shares. Such fees may include a Service Fee totaling up to 0.25% of the average annual net assets attributable to a Fund's Class B Shares. For the period from May 1, 1997 (commencement of operations) to October 31, 1997, distribution fees incurred by the Southeast Equity Fund (Class B Shares) were $5,700. The Distributor also receives the proceeds of any CDSC imposed on redemptions of Class B Shares.

         Centura Bank acts as custodian for the Funds. For furnishing custodial services, Centura Bank is paid a monthly fee with respect to the Funds at an annual rate based on a percentage of average daily net assets plus certain transaction and out-of-pocket expenses. For the period from May 1, 1997 (commencement of operations) to October 31, 1997, custodian fees and out-of-pocket expenses incurred by the Southeast Equity Fund were $8,067.

         4. CONCENTRATION OF CREDIT RISK -- The North Carolina Tax-Free Bond Fund invests substantially all of its assets in a varied portfolio of debt obligations issued by the State of North Carolina and its authorities and agencies. The issuers' abilities to meet their obligations may be affected by economic or political developments in the state of North Carolina.

         5. ACQUISITION OF CENTURA SOUTHEAST FUND AND CENTURA SOUTHEAST EMPLOYEES BENEFIT FUND -- On May 2, 1997, the Southeast Equity Fund issued Class C Shares to acquire all of the assets and liabilities of the Centura Southeast Fund and Centura Southeast Employees Benefit Fund. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

     Shares                           1,592,422

     Net Assets                     $15,924,220

     Net Asset Value                     $10.00

     Unrealized Appreciation           $778,713

         6. SECURITIES TRANSACTIONS -- The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 1997, were as follows:

                                             PURCHASES            SALES
                                             ---------            -----
SOUTHEAST EQUITY FUND....................   $12,047,284         $7,583,920

------
(a) For the period from October 1, 1996 (commencement of operations) to October 31, 1997.

                                        Notes to Financial Statements
                                                     October 31, 1997
CENTURA FUNDS, INC.



5.  CAPITAL SHARE TRANSACTIONS (CONTINUED):


                                                               SOUTHEAST EQUITY FUND
                                                         ---------------------------------
                                                              AMOUNT            SHARES

                                                               FOR THE PERIOD ENDED
                                                                 OCTOBER 31, 1997
                                                         ---------------------------------
CLASS A SHARES:
      Shares issued                                      $       1,387,946         111,487
      Dividends reinvested                                           1,537             122
      Shares redeemed                                              (11,726)           (838)
                                                         -----------------    ------------
      Net Decrease - Class A Shares                      $       1,377,757         110,771
                                                         =================    ============

CLASS B SHARES:
      Shares issued                                      $       2,183,576         174,869
      Dividends reinvested                                           1,082              87
      Shares redeemed                                               (4,330)           (319)
                                                         -----------------    ------------
      Net Increase -  Class B Shares                     $       2,180,328         174,637
                                                         =================    ============

CLASS C SHARES:
      Shares issued                                      $      20,302,975       1,911,258
      Dividends reinvested                                          29,691           2,391
      Shares redeemed                                           (1,689,646)       (132,971)
                                                         -----------------    ------------
      Net Increase (Decrease) -
          Class C Shares                                        18,643,020       1,780,678
                                                         =================   =============

      Total Net Increase (Decrease)                      $      22,201,105       2,066,086
                                                         =================   =============

                                     PART C
                                OTHER INFORMATION

Item 24.   Financial Statements and Exhibits

           (a) Included in Part A:
               Financial Highlights for the period ended April 30, 1997.

               Included in Part B:

               (1) Portfolios of Investments dated April 30, 1997*
               (2) Statements of Assets and Liabilities dated April 30, 1997*
               (3) Statements of Operations for the Year Ended April 30, 1997*
               (4) Statement of Changes in Net Assets for the Year Ended April
                   30, 1997*
               (5) Financial Highlights for the Year Ended April 30, 1997*
               (6) Notes to Financial Statements dated April 30, 1997*
               (7) Portfolio of Investments for the Southeast Equity Fund dated
                   October 31, 1997 (unaudited)
               (8) Statements of Assets and Liabilities for the Southeast
                   Equity Fund dated October 31, 1997 (unaudited)
               (9) Statements of Operations for the Southeast Equity Fund
                   dated October 31, 1997 (unaudited)
               (10)Statements of Changes in Net Assets for the Southeast
                   Equity Fund dated October 31, 1997 (unaudited)
               (11)Notes to Financial Statements dated October 31, 1997
                   (unaudited)

               *   Incorporated by references in Part B herein.

           (b) Exhibits:

Exhibit                Description
Number

1(a)   --  Articles of Incorporation of Registrant(1)
1(b)   --  Articles Supplementary(9)
1(c)   --  Articles of Amendment (8)
1(d)   --  Form of Articles Supplementary (8)
2      --  ByLaws of Registrant(2)
3      --  Not applicable
4      --  Specimen certificates of shares of common stock of Registrant(3)
5(a)   --  Form of Master Investment Advisory Contract(4)
5(b)   --  Form of Investment Advisory Contract Supplement(9)
5(c)   --  Form of Investment Advisory Contract Supplement (8)
6(a)   --  Form of Distribution Contract (8)
6(b)   --  Form of Dealer and Selling Group Agreement(9)
7      --  Not applicable
8      --  Form of Custody Agreement(9)
9(a)   --  Form of Administration Agreement (8)
9(c)   --  Form of Transfer Agency Agreement  (8)
9(d)   --  Form of Sub-Transfer Agency Agreement(9)
9(e)   --  Form of Fund Accounting Agreement (8)
9(f)   --  Form of Services Agreement(9)
10     --  Opinion of Counsel(4)
11(a)  --  Consent of Independent Auditors -- filed herewith
11(b)  --  Powers of Attorney (10)
12     --  Not Applicable
13     --  Purchase Agreement(3)
14     --  Not Applicable
15(a)  --  Form of Master Distribution Plan(4)
15(b)  --  Form of Distribution Plan Supplement(4)
15(c)  --  Form of Distribution Plan Supplement (8)
16(a)  --  Schedule of Computation for the Southeast Equity Fund --
           filed herewith

16(b)  --  Schedule of Computation (all other Funds)(6) (10)
17     --  Financial Data Schedule - filed herewith
18     --  Plan Pursuant to Rule 18f-3(7)


----------
1. Filed as part of Post-Effective No. 4 to Registrant's Registration Statement on June 14, 1996 and incorporated by reference herein.

2.   Filed as part of Registrant's initial Registration Statement on March 1,
     1994.

3. Filed as part of Post-Effective No. 2 to Registrant's Registration Statement on June 30, 1995.

4. Filed as part of Post-Effective Amendment No. 1 to Registrant's Registration Statement on April 14, 1994.

5. Filed as part of Post-Effective No. 1 to Registrant's Registration Statement on November 30, 1994.

6. Filed as part of Post-Effective No. 5 to Registrant's Registration Statement on August 28, 1996 and incorporated by reference herein.

7. Filed as part of Post-Effective No. 3 to Registrant's Registration Statement on August 29, 1995.

8. Filed as part of Post-Effective No. 6 to Registrant's Registration Statement on January 15, 1997 and incorporated by reference herein.

9. Filed as part of Post-Effective No. 7 to Registrant's Registration Statement on March 27, 1997 and incorporated by reference herein.

10. Filed as part of Post-Effective No. 8 to Registrant's Registration Statement on August 28, 1997 and incorporated by reference herein.

Item 25. Persons Controlled by or Under Common Control with Registrant

         None

Item 26. Number of Holders of Securities


                                                                       Number Of Record
                                                                       Holders At November 19, 1997
         Title Of Class                              Title Of Class
         Shares of Centura Equity Growth
         Fund par value $.001 per share
                                                     Class A:                  893
                                                     Class B:                 1371
                                                     Class C:                   43

         Shares of Centura Federal  Securities
         Fund, par value $.001 per share
                                                     Class A:                   17
                                                     Class B:                   15
                                                     Class C:                   18

         Shares of Centura North Carolina Tax
         Tree Bond Fund, par value $.001 per share
                                                     Class A:                   12
                                                     Class B:                   14
                                                     Class C:                   18

         Shares of Centura Equity Income Fund,
         par value $.001 per share
                                                     Class A:                   20
                                                     Class B:                  108
                                                     Class C:                   11

         Shares of Southeast Equity Income Fund,
         par value $.001 per share
                                                     Class A:                  108
                                                     Class B:                  295
                                                     Class C:                   10

27.      Indemnification

         Reference is made to Article VII of Registrant's Articles of Incorporation.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the fRegistrant pursuant to the Articles of Incorporation or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Investment Company Act of 1940 and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Investment Company Act of 1940 and will be governed by the final adjudication of such issues.

28.      Business and Other Connections of Investment Adviser

         Centura Bank, the investment adviser to Centura Funds, Inc., is a registered investment adviser and a member of the Federal Reserve System. The names of Centura Bank's directors and officers and their business and other connections for at least the past two years are as follows:(1)

NAME                                TITLE                              BUSINESS AND OTHER
                                                                       CONNECTIONS
Richard H. Barnhardt                Director                           Director, Centura Bank; President,
                                                                       Properties, Inc.

C. Wood Beasley                     Director                           Director, Centura Bank; President,
                                                                       Wood Beasley Farms, Inc.

Thomas A. Betts, Jr.                Director                           Director, Centura Bank; Partner,
                                                                       Betts and Company.

H. Tate Bowers                      Director                           Director, Centura Bank; Chief
                                                                       Executive Officer, Bowers Fibers,
                                                                       Inc.

Ernest L. Evans                     Director                           Director, Centura Bank; President,
                                                                       ELE, Inc.

J. Richard Futrell, Jr.             Chairman, Executive                Director, Centura Bank;
                                    Committee and Director             Chairman, Executive Committee
                                                                       and Director, Centura Banks, Inc.

John H. High                        Director                           Director, Centura Bank;
                                                                       President, John H. High
                                                                       & Co., Inc.

Dr. Michael K. Hooker               Director                           Director, Centura Bank;
                                                                       Chancellor, University of North
                                                                       Carolina at Chapel Hill.

William D. Hoover                   Executive Vice President           Executive Vice President and
                                                                       Director, Centura Bank.

Robert L. Hubbard                   Director                           Director, Centura Bank; Vice
                                                                       Chairman, Americal Corp.

William H. Kincheloe                Director                           Director, Centura Bank; President,
                                                                       Bullock Furniture Co., Inc.

Charles T. Lane                     Director                           Director, Centura Bank; Partner,
                                                                       Poyner Spruill, L.L.P.

Robert R. Mauldin                   Chairman, Chief Executive          Director, Centura Bank; Officer
                                                                       and Director Chairman and Chief
                                                                       Executive Officer, and Director,
                                                                       Centura Banks, Inc.

Jack A. Moody                       Director                           Director, Centura Bank.

Joseph H. Nelson                    Director                           Director, Centura Bank; President,
                                                                       Davenport Motor Company.

Dean E. Painter, Jr.                Director                           Director, Centura Bank; Chairman,
                                                                       CLG, Inc.

D. Earl Purdue                      Director                           Director, Centura Bank; President,
                                                                       Brightwood Farm, Inc.

O. Tracy Parks III                  Director                           Director, Centura Bank; Partner,
                                                                       Brown & Robbins, L.L.P.

Frank L. Pattillo                   Group Executive Officer,           Director, Centura Bank;
                                    Chief Financial Officer            Group Executive Officer
                                    and Director                       and Chief Financial Officer,
                                                                       Centura Bank.

William H. Redding, Jr.             Director                           Director, Centura Bank; President,
                                                                       Acme-McCrary Corporation.

Charles M. Reeves III               Director                           Director, Centura Bank; President,
                                                                       Reeves Properties, Inc.

Cecil W. Sewill, Jr.                President, Chief                   President, Chief Operating Officer,
                                    Operating Officer,                 and Director, Centura Bank.
                                    and Director

George T. Stronach III              Director                           Director, Centura Bank; Real
                                                                       Estate Developer

Alexander P. Thorpe III             Director                           Director, Centura Bank; President,
                                                                       Thorpe & Co., Inc.

Joseph L. Wallace, Jr.              Director                           Director, Centura Bank.

William H. Wilkerson                Group Executive Officer            Group Executive Officer
                                    and Director                       and Director, Centura Bank.

Charles P. Wilkins                  Director                           Director, Centura Bank; Attorney,
                                                                       Broughton, Wilkins & Webb, P.A.

----------
1. The above Directors and Officers of Centura Bank can be reached at 131 North Church Street, Rocky Mount, North Carolina 27802.

29.      Principal Underwriters

         (a) Not applicable.

         (b) Centura Funds Distributor, Inc.

Positions and
Name and Principal                  Positions and Offices              Offices with
Business Address                    with Underwriter                   Registrant
------------------                  ---------------------              ------------
Lynn J Mangum                       Chairman/CEO                       None
150 Clove Road
Little Falls, NJ  07424

Robert J McMullan                   Executive Vice President/          None
150 Clove Road                      Treasurer
Little Falls, NJ  07424

J David Huber                       President                          None
3435 Stelzer Road
Columbus, Ohio  43219

Kevin J Dell                        Vice President/General             None
150 Clove Road                      Counsel/Secretary
Little Falls, NJ  07424

Mark J Rybarczyk                    Senior Vice President              None
11 Greenway Plaza
Suite 300
Houston, TX  77046

Dennis Sheehan                      Senior Vice President              None
150 Clove Road
Little Falls, NJ  07424

William Tomko                       Senior Vice President              None
3435 Stelzer Road
Columbus, Ohio  43219

George Martinez                     Senior Vice President              None
3435 Stelzer Road
Columbus, Ohio  43219

Hugh Fanning                        Vice President                     President
3435 Stelzer Road
Columbus, Ohio  43219

Dale Smith                          Vice President                     None
3435 Stelzer Road
Columbus, Ohio  43219

Michael Burns                       Vice President                     None
3435 Stelzer Road
Columbus, Ohio  43219

Bruce Treff                         Assistant Secretary                Assistant Secretary
3435 Stelzer Road
Columbus, Ohio  43219

Annamaria Porcaro                   Assistant Secretary                None
150 Clove Road
Little Falls, NJ  07424

(c)      None

30.      Location of Accounts and Records

     All accounts, books, and records required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, and the Rules thereunder, will be kept by the Registrant at:

     (1) Centura Bank, 131 North Church Street, Rocky Mount, North Carolina 27802 (records relating to its functions as investment adviser and records relating to its function as Custodian); and

     (2) BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio (records relating to the administrator, fund accountant and transfer and ageny).


31.      Management Services

         Not applicable.

32.      Undertakings

         (a) Not applicable.

         (b) Not applicable.

         (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders upon request and without charge.

         (d) If requested to do so by holders of at least 10% of Registrant's outstanding shares, a meeting of shareholders will be called for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 9 to Registrant's Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Columbus within the State of Ohio on the 25th day of November, 1997.


                                    CENTURA FUNDS, INC.

                                    By /s/ HUGH FANNING

                                    Hugh Fanning
                                    President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the 25th day of November, 1997.


SIGNATURE                        TITLE

/s/ Hugh Fanning
----------------------------
    Hugh Fanning                President

/s/ Thomas Line*                 Treasurer
----------------------------
    Thomas Line

/s/ Leslie H. Garner, Jr.*       Director and Chairman of the Board of Directors
----------------------------
    Leslie H. Garner

/s/ James H. Speed, Jr.*         Director
----------------------------
    James H. Speed

/s/ Frederick E. Turnage*        Director
----------------------------
    Frederick E. Turnage


/s/ Lucy Hancock Bode*           Director
----------------------------
    Lucy Hancock Bode


By: /s/ Hugh Fanning
----------------------------
        Hugh Fanning,
        Attorney-in-fact

                               CENTURA FUNDS, INC.

                                INDEX TO EXHIBITS


Exhibit
Number              Description of Exhibit


11(a)               Consent of Price Waterhouse LLP

16(a)               Schedule of Computation for the Southeast Equity Fund

17                  Financial Data Schedule for period ended October 31, 1997